As filed with the Securities and Exchange Commission on April 23, 2021
Registration No. 333-146591
811-04113

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 22
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 358

John Hancock Life Insurance Company (U.S.A.) Separate Account H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
(Exact name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(formerly, The Manufacturers Life Insurance Company (U.S.A.))
(Name of Depositor)

(617) 663-3000
(Depositor’s Telephone Number Including Area Code)

Copy to:
38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 200 Berkeley Street Boston, MA 02116
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)
Title of Securities Being Registered: Variable Annuity Insurance Contracts
It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 26, 2021, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] On _____ pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Venture® Opportunity A Share Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

Venture® Opportunity A Share Variable Annuity Prospectus
Previously Issued Contracts

April 26, 2021
This Prospectus describes interests in VENTURE® OPPORTUNITY A SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity A Share Variable Annuity Contract for the name of your issuing Company.
Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.
On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:
JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
Core Bond Trust
Disciplined Value International Trust
Emerging Markets Value Trust
Fundamental Large Cap Value Trust
Global Equity Trust1
High Yield Trust
International Small Company Trust
Investment Quality Bond Trust
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Managed Volatility Balanced Portfolio
Managed Volatility Conservative Portfolio
Managed Volatility Growth Portfolio
Managed Volatility Moderate Portfolio
Mid Cap Index Trust
Mid Cap Stock Trust
Mid Value Trust
Money Market Trust2
Opportunistic Fixed Income Trust
Select Bond Trust
Small Cap Stock Trust
Small Cap Value Trust
Total Bond Market Trust
Ultra Short Term Bond Trust
[1]	Formerly Global Trust.
[2]	Subject to restrictions (see “V. Description of the Contract – Purchase Payments – Restrictions on the Money Market Investment Option”).
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue– Suite 55445 Westwood, MA 02090 1-800-344-1029
0421:70398	Venture® Opportunity A Share 2021

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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Adjusted Benefit Base: A guaranteed minimum withdrawal benefit Rider’s Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”
Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.
Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life® – Joint Life Series Riders, the older Covered Person).
Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Enhanced Death Benefit Rider.
Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Associated Accounts: For Contracts purchased before November 9, 2009, the sources of your assets that are used (in states where permitted; not available in New York) to determine your Cumulative Value and applicable front-end sales charge. Associated Accounts include your Variable Annuity Contracts issued by us through your financial adviser’s broker-dealer that are currently in the accumulation phase, and certain additional contracts or accounts identified by your financial adviser’s broker-dealer. Contracts purchased on or after November 9, 2009 do not have Associated Accounts.
Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract - Pay- Out Period Provisions.”
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Company: John Hancock USA or John Hancock New York, as applicable.
Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.
Contract: The Variable Annuity contract described in this Prospectus.
Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued, or any anniversary of that date.
Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.
Cumulative Value: This is the amount we use to determine your applicable front-end sales charge. For Contracts purchased on or after November 9, 2009, Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).
DCA Fixed Investment Option: An Investment Option, held in the Company’s General Account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options. The availability of a Fixed Investment Option under our Dollar Cost Averaging program has been suspended since June 20, 2014. Contracts with Contract Value already held in the DCA Fixed Investment Option may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option on or after June 20, 2014. Additional Purchase Payments (if not otherwise restricted) made on or after June 20, 2014 and allocated to the DCA Fixed Investment Option will be allocated instead to the Destination Investment Option(s) selected upon enrollment in the DCA program.
Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Financial Account Plan: A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it
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is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Income Plus For Life® 2.08 Series Riders: Both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.
Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.
Income Plus For Life® 5.10 Series Riders: Both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10.
Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.
Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
Net Purchase Payment: A Purchase Payment less any applicable front-end sales charge and premium tax.
Nonqualified Contract: A Contract which is not issued under a Qualified Plan.
Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.
Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.
Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contract.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to “Net Purchase Payment”) is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.
Qualified Contract: A Contract issued under a Qualified Plan.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Reset: A term used with a guaranteed minimum withdrawal benefit Rider that means a reduction of the Benefit Base if you take Excess Withdrawals.
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Rider: An optional benefit that you may have elected for an additional charge.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.
Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.
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II.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.
What kind of Contract is described in this Prospectus?
The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.
Who issued my Contract?
Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.
What are some benefits of the Contract?
The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”
We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”
In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.
The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal (or “GMWB”) benefits called the “Income Plus For Life® Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”
How does the Contract work?
Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may be either variable or fixed, depending upon your choice.
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Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?
That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.
Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).
Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.
Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).
What charges do I pay under the Contract?
Your Contract has a front-end sales charge, which we deduct from your Purchase Payment before it is invested in your allocated Investment Options. The amount of the sales charge varies, as described in the section “VI. Charges & Deductions - Front-End Sales Charges.” You should send your Purchase Payments for this Contract through your broker-dealer to ensure that you are charged the lowest sales charge for which you qualify.
Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to any assets you might have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each. The Fee Tables also describe charges and expenses of underlying Portfolios.
What are my investment choices?
Variable Investment Options. You may invest in any of the available Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you do not have the ability to determine the investment decisions or strategies of the Portfolios.
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).
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How can I change my investment choices?
Allocation of Net Purchase Payments. You designate how you would like your Net Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Net Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.
Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers During the Pay-out Period.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® (“IPFL”) Series Rider may affect the benefits under the Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). A withdrawal also may be subject to income tax and a 10% penalty tax.
What types of optional benefit Riders were available under the Contract?
This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.
We describe the following optional benefit Riders in the Appendices to this Prospectus:
Appendix B: Enhanced Death Benefit Rider
•	Annual Step-Up Death Benefit
Appendix C: Guaranteed Minimum Withdrawal Benefit Riders
•	Income Plus For Life® 5.10;
•	Income Plus For Life – Joint Life® 5.10;
•	Income Plus For Life® 5.09;
•	Income Plus For Life – Joint Life® 5.09;
•	Income Plus For Life® 2.08; or
•	Income Plus For Life – Joint Life® 2.08.
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We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08. We use the term “Income Plus For Life® (or “IPFL”) Series Riders” to refer to all six Riders.
If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Variable Investment Options we make available for these Riders (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). We also reserve the right to impose additional restrictions on Investment Options at any time.
What are the tax consequences of owning a Contract?
In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax- deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA.
We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
Do I receive Transaction Confirmations?
We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction
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confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
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III.  Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity A Share Contract. These fees and expenses are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).
The following table describes the fees and expenses that you pay at the time that you pay into the Contract, surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses1
John Hancock USA
John Hancock New York
Sales Charge
If your Cumulative Value[2] is:	The Sales Charge (as a percentage of Purchase Payments) is:
Up to $49,999.99	5.50%
$50,000 to $99,999.99	4.50%
$100,000 to $249,999.99	3.50%
$250,000 to $499,999.99	2.50%
$500,000 to $999,999.99	2.00%
$1,000,000 and over	0.50%

Withdrawal Charge If your Cumulative Value[2] is $1 million and over, we apply a withdrawal charge equal to 0.50% of Purchase Payments withdrawn in the first six months after payment.
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0
[1]	State premium taxes, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	For Contracts purchased on or after November 9, 2009, your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York) (see “VI. Charges & Deductions - Front-End Sales Charges”).
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.
Periodic Fees and Expenses other than Portfolio Expenses
John Hancock USA
John Hancock New York
Annual Contract Fee[1]	$30
Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	0.65%
Administration Fee (asset based)	0.15%
Total Annual Separate Account Expenses[2] (With No Optional Riders Reflected)	0.80%
Optional Benefits
Annual Step-Up Death Benefit Fee[2]	0.20%
Total Annual Separate Account Expenses[4]	1.00%
Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%
Total Fees and Expenses other than Portfolio Expenses[6]	2.20%
[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.
[2]	We deduct from each of the Subaccounts daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and the Administration Fee as well as the Annual Step-Up Death Benefit Fee, as applicable.
[5]	See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.
[6]	For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Other Fees deducted from Contract Value Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® 2.08[1]	Income Plus For Life – Joint Life® 2.08[1]	Income Plus For Life® 5.09[1]	Income Plus For Life – Joint Life® 5.09[1]	Income Plus For Life® 5.10[1]	Income Plus For Life – Joint Life® 5.10[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.90%	0.90%	1.00%	1.00%
[1]	The current charge for each of the IPFL Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2020)	Venture Opportunity A Share with IPFL 5.10 Series Rider		Venture Opportunity A Share without IPFL 5.10 Series Rider
	Minimum	Maximum	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.26%	1.03%	0.25%	1.13%
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.
Example 1: Maximum Portfolio operating expenses - Contract with optional benefit Riders
The following example assumes that you invested $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA & John Hancock New York Contract with any Income Plus For Life® Series Rider and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$872	$1,519	$2,201	$4,054
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$872	$1,519	$2,201	$4,054
Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders
The next example assumes that you invested $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$652	$857	$1,078	$1,710
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$652	$857	$1,078	$1,710
A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.
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IV.  General Information about Us,
the Separate Accounts and the Portfolios
The Companies
Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue – Suite 55445, Westwood, MA 02090; and its email address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you directed money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.
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We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict and/or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.
We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.
The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities (either directly or through investment in underlying portfolios or derivatives) or fixed-income securities could be reduced to
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0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers, LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
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Portfolio Expenses
Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.
The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments, however, results in any additional charge to you.
Funds of Funds and Master-Feeder Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.
Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHVIT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.
Portfolio Investment Objectives
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.
You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefits”).
JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
500 Index Trust Series NAV	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
American Asset Allocation Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series III	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Core Bond Trust Series I	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Disciplined Value International Trust Series I	Boston Partners Global Investors, Inc.	Seeks long-term growth of capital.
Emerging Markets Value Trust Series NAV	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Fundamental Large Cap Value Trust Series I	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
Global Equity Trust (formerly Global Trust) Series I	Manulife Investment Management (US) LLC	Seeks long-term capital appreciation.
High Yield Trust[1] Series I	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Small Company Trust Series I	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Investment Quality Bond Trust Series I	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio Series I	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio Series I	Manulife Investment Management (US) LLC	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio Series I	Manulife Investment Management (US) LLC	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio Series I	Manulife Investment Management (US) LLC	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
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JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Managed Volatility Balanced Portfolio Series I	Manulife Investment Management (US) LLC	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio Series I	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio Series I	Manulife Investment Management (US) LLC	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio Series I	Manulife Investment Management (US) LLC	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust Series I	Manulife Investment Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I	Manulife Investment Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Opportunistic Fixed Income Trust Series I	Wellington Management Company LLP	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Select Bond Trust Series I	Manulife Investment Management (US) LLC	Seeks income and capital appreciation.
Small Cap Stock Trust Series I	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series I	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Total Bond Market Trust Series NAV	Manulife Investment Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series I	Manulife Investment Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
[1]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
Voting Interest
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in
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the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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V.  Description of the Contract
Eligible Plans
The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.
Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:
•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.
Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.
Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.
Accumulation Period Provisions
Purchase Payments
Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.
Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.
Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:
•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.
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Additional Purchase Payments for Qualified Contracts with a GMWB Rider are also subject to the following:
•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.
Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.
Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
•	no automatic withdrawal program from your Contract is in effect; and
•	your GMWB Rider is not in the Settlement Phase.
For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.
Contracts Issued for Use With Tax-Qualified Retirement Plans. Whether you can make regular contributions to the contract will generally depend on whether you have the necessary earned income for the year. Other restrictions may apply depending on your plan. Restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. Please consult with a qualified tax professional for additional information.
Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:
•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
•	the Contract Value at the end of such two-year period is less than $2,000.
In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.
As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit
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refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable). The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).
Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).
Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.
Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:
•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.
We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.
Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
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We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(ii)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(iii)  is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.
Transfers You May Make Among Investment Options
During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a
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transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.
Telephone and Electronic Transactions
We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be
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limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
Special Transfer Services – Dollar Cost Averaging
We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted.
If you elected the DCA Fixed Investment Option prior to June 20, 2014, and there is still Contract Value in that Investment Option, we credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. As of June 20, 2014, we suspended the availability of a DCA Fixed Investment Option. Contracts with no Contract Value in the DCA Fixed Investment Option may not allocate Additional Purchase Payments to the DCA Fixed Investment Option. Contracts with Contract Value already held in the DCA Fixed Investment Option on June 20, 2014 may remain invested until the amount in the DCA Fixed Investment Option is exhausted, but no Additional Purchase Payments may be allocated to the DCA Fixed Investment Option.
You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you allocate your payments to the DCA Fixed Investment Option, or if you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.
The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.
Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.
Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.
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We permit Asset Rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.
When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.
There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. We do not issue new Contracts or optional benefit Riders. Accordingly, in the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.
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Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)*
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Systematic Withdrawal Program
We administer a Systematic Withdrawal Program (“SWP”), which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an SWP withdrawal). If additional withdrawals, outside the SWP program, are taken from a Contract in the same Contract Year in which an SWP program is in effect, SWP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Systematic Withdrawal Program.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with a guaranteed minimum withdrawal benefit Rider. There is no charge for participation in this program. Please read “Pre- authorized Withdrawals – The Income Made Easy Program” in Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.
Guaranteed Minimum Withdrawal Benefits
Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a general description of the Income Plus For Life® Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.
Death Benefit During Accumulation Period
The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.
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Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:
•	the Contract Value; or
•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.
The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:
(i)  is equal to the death benefit prior to the withdrawal; and
(ii)  is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.
If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.
Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.
We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.
Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:
•	The Beneficiary becomes the Owner.
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•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.
We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.
A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with a qualified tax professional for further information relevant to your situation.
Please see Appendix B: “Enhanced Death Benefit Rider” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.
Pay-out Period Provisions
General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract
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Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.
Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). Please consult with a qualified tax professional for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).
Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.
For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:
•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.
Annuity Options
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
The Internal Revenue Code or the United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.
Once annuity payments commence:
•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.
Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect
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annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.
Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.
Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.
Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® Series Riders. If you purchased a Contract with an IPFL Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.
GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL Series Riders. For the IPFL – Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Series Rider that you purchased with your Contract; or
•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.
GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL – Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants.
After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Series Rider that you purchased with your Contract; or
•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.
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Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option. We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.
We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex distinct tables for Contracts issued in connection with certain employer sponsored retirement plans, with Contracts issued to residents of Massachusetts or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).
We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.
Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.
Transfers During the Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same
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amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Death Benefit During the Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for additional information.
Other Contract Provisions
Ownership
Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.
You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.
Before requesting a change of ownership or making an assignment of your Contract, you should consider:
•	A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.
We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.
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Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.
On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.
If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries and the Code may limit the payout options available for certain classes of Beneficiaries.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Code Section 72(s)
In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.
Loans
Loans are not available under the Contract.
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VI.  Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
Front-End Sales Charges
To compensate us for assuming certain distribution expenses, we calculate a “front-end” sales charge each time you make a Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent of the corresponding Purchase Payment. The sales charge applicable to one Purchase Payment may differ from the sales charge applicable to a different Purchase Payment. That is because we base the sales charge on a “Cumulative Value” calculated at the time we receive your Purchase Payment.
For Contracts purchased on or after November 9, 2009, Cumulative Value means the sum of:
(1)  the current Purchase Payment and, if making an Additional Purchase Payment,
(2)  the greater of:
(a)  your Contract Value, or
(b)  the sum of all previous Purchase Payments minus any withdrawals.
For Contracts purchased before November 9, 2009, Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York). Associated Accounts include:
•	the contract value of any other individual variable annuity contract issued by us, for which your broker-dealer’s firm (through whom you purchased the Contract) is listed as the broker of record, that is: (a) subject to a front-end sales charge; (b) in its accumulation period; and (c) either held by you as an owner or joint owner or held by a tax-deferred retirement plan and you or your Spouse are named as the annuitant;
•	the amount (in dollars) of any shares subject to a front-end sales charge (i.e., Class A shares) of a publicly offered retail mutual fund you own (excluding those assets in fee based or advisory accounts) that are: (a) from underlying fund families of managers that are also subadvisers to the Portfolios offered under the Contract; (b) held by you as owner or joint owner, or a retirement plan held in your behalf; and (c) in the retail mutual fund and have your broker-dealer’s firm is listed as the broker of record; and
•	any additional investment accounts that may qualify as Associated Accounts in accordance with our current administrative policies (that we determine with your broker-dealer’s firm).
You must submit each Purchase Payment through your broker-dealer’s firm to receive a reduction in the front-end sales charges based on the value of your Associated Accounts. We require your broker-dealer’s firm to verify each Associated Account’s value at the time you make a Purchase Payment before we include that amount in your Cumulative Value. John Hancock USA credits the combined value of all Associated Accounts identified and verified by your broker-dealer’s firm to determine whether your Cumulative Value qualifies you for a reduced sales charge on your Purchase Payment. If you do not submit an Additional Purchase Payment through your broker- dealer’s firm, the front-end sales charge for that Purchase Payment is based on a sales charge percentage that we determine without regard to the value of any Associated Accounts.
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We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make a Purchase Payment:
If Your Cumulative Value Is:	The Front-End Sales Charge On Your Purchase Payment Is:
Up to $49,999.99	5.50%
$50,000 to $99,999	4.50%
$100,000 to $249,999	3.50%
$250,000 to $499,999	2.50%
$500,000 to $999,999	2.00%
$1,000,000 and over	0.50%
Statement of Intent. (for Contracts purchased on or after November 9, 2009 and in states where available) We may have permitted you to receive a more favorable sales charge if you intended to make Additional Purchase Payments to a Contract during the first year that the Contract was in effect. If we received notice through an authorized distributor of your intention to make Additional Purchase Payments during the first year your Contract was in effect, then we adjusted your sales charge in accordance with the chart above, based on the total Purchase Payments you intended to pay in a 13-month completion period (we allowed a small grace period for you to complete your intended payments). If you intended to make Additional Purchase Payments to qualify for a more favorable sales charge, you must have informed your financial representative of your intentions prior to your purchase, and your representative would have notified us. If we received notification through an authorized distributor at the time you purchased a Contract, we adjusted the sales charge in accordance with the table above. If your Contract did not reach the Cumulative Value indicated to us at the time of purchase, we deducted an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value reached during the completion period.
Example: If your initial Purchase Payment was $48,000 and we received notice of your intention to make an Additional Purchase Payment of $52,000 within 13 months, then we applied a sales charge of 3.50%, based on the expected $100,000 total Purchase Payments. When we received the initial $48,000 Purchase Payment, we deducted a sales charge of $1,680 (.035 × $48,000). If you did not make any Additional Purchase Payments by the end of the 13 month period, and your Contract Value had grown to $51,000, then your Cumulative Value would have been $51,000, which would qualify for the 4.50% threshold. We would have recalculated the original sales charge, based on the actual Cumulative Value at the time, as $2,160 (.045 × $48,000) and deducted the difference ($2,160 – $1,680 = $480) from your Contract Value.
If your Cumulative Value subsequently declined, we would still recover the full amount of any additional sales charge. Therefore, you bear the risk that, if you failed to reach your Cumulative Value goal, your Contract Value may have been less than it might have been had you not communicated your Cumulative Value goal. Any additional sales charge would have been deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value. If the amount to be recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value.
Withdrawal Charges
If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that were made when the Cumulative Value was $1 million or more, and that have been in the Contract less than six months. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) any withdrawal guaranteed under a Rider attached to the Contract; (iii) Purchase Payments that have been in the Contract more than six months; (iv) payment of the Death Benefit; or (v) Required Minimum Distributions with respect to the Contract. In no event will the total withdrawal charges exceed 0.50% of the amount invested.
Each time you make a withdrawal, “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date) are liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.
Upon a full surrender of a Contract, we will liquidate all unliquidated Purchase Payments for purposes of calculating the withdrawal charge.
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Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the Cumulative Value at the time the Purchase Payment was received. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.
There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.
Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge, the sales charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.
For examples of calculation of the withdrawal charges, see Appendix A: “Examples of Calculation of Withdrawal Charges.”
Annual Contract Fee
We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.
Administration Fee
We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge is reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or sales or withdrawal charges may be insufficient to cover actual expenses.
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To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.65% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the Contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Reduction or Elimination of Charges and Deductions
(John Hancock USA Contracts only; not available in New York)
In addition to the reductions available on front-end sales charges (see “Front-End Sales Charges” above), we may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would have involved sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:
•	We considered the size and type of group to which sales were to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
•	We considered the nature of the group or class for which the Contracts were being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
•	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
•	There may have been other circumstances that could have resulted in reduced expenses.
If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. We eliminated the charge when a Contract was issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Variable Insurance Trust (“Eligible Employee”). We also eliminated the charge when a Contract was issued to an employee or financial representative of the broker-dealer. The charge waiver was not available to relatives of Eligible Employees or employees or financial representatives of the broker-dealer in the state of New York. See “VIII. General Matters – Contracts Sold Directly Without Payment of Any Sales Compensation.” In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial representative.
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Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 3.50% of each Purchase Payment.
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount subject to tax under the applicable state law.
	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME [2]	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD [2]	0.00%	1.25% [3]
TX [4]	0.04%	0.04%
WV [5]	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”
[5]	For tax years beginning January 1, 2021 or later, the state no longer charges a premium tax on annuity contracts.
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VII.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
Special Considerations for Optional Benefits
At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.
If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):
•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option will be taxed in the manner described in “Taxation of Annuity Payments” below.
If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):
•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
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•	The amount of any required minimum distributions may be increased under the requirements of federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.
Please consult a qualified tax professional for information on any optional benefit Rider.
General Information Regarding Nonqualified Contracts
(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)
Tax Deferral During Accumulation Period
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.
However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.
In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.
The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.
Aggregation of Contracts
In certain circumstances, the IRS may determine the portion of a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.
For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own or intend to purchase more than one annuity contract.
The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.
Exchanges of Annuity Contracts
We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more or less than, or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.
In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either
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contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.
EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.
Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.
Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons
In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.
Taxation of Annuity Payments
When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.
In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income-tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.
Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”
Section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be
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reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.
Surrenders, Withdrawals, Transfers and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.
When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.
For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.
When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner's investment in the Contract is increased by the amount included in the transferor's gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person, are not married to each other and ownership of the Contract transfers to the Annuitant upon annuitization. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.
Taxation of Death Benefit Proceeds
All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.
Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.
After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:
•	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
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•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.
Penalty Tax on Premature Distributions
There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.
In certain circumstances, the Owner of a variable annuity contract may be considered the Owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable Contract Owner will be considered the owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that Contract Owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
Medicare Tax on Unearned Income
A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be
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defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).
Please consult a qualified tax professional for further information about the impact of the additional Medicare Tax on your individual circumstances.
Puerto Rico Nonqualified Contracts
Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.
Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally, Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.
General Information Regarding Qualified Contracts
(Contracts Purchased to Fund an IRA or Other Qualified Plan)
Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.
When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.
Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.
Additional Purchase Payments to Qualified Contracts
You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional
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Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.
Distribution Requirements
The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.
Traditional IRAs
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.
Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.
Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
Distributions from a Traditional IRA
In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12- month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
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Required Minimum Distributions from a Traditional IRA
Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
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Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. (Note: Under the federal CARES Act, the obligation to take any required minimum distribution during 2020 was waived.) Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.
If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
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Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance 45 to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information about the impact of withdrawals.
If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.
Other Qualified Plans
You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:
Other Qualified Plan Types
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
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Other Qualified Plan Types
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.
In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.
Collecting and Using Information
Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.
Contributions to Other Qualified Plans
You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.
We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.
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Distributions from Other Qualified Plans
If permitted under your plan, you may take a withdrawal in the form of a distribution:
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.
*	Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.
In addition, if your Spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.
You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.
In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.
Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.
Required Minimum Distributions from Other Qualified Plans
Note: Under the federal CARES Act, the obligation to take any required minimum distribution was waived for 2020.
Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of two dates as described below.
For a Qualified Plan participant born before July 1, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the year in which the Qualified Plan participant turns 70½; or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
For a Qualified Plan participant born after June 30, 1949, required minimum distributions must generally begin by the later of:
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 72, or
•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.
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Penalty Tax on Premature Distributions from Other Qualified Plans
A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and “designated beneficiary” (as defined in the tax law).*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2020. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Contract Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult with your own qualified tax professional.
Withholding on Eligible Rollover Distributions
Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.
If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract.
We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract to another Qualified Plan and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.
Designated Roth Accounts within Other Qualified Plans
The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if
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allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.
Rollover to a Roth IRA
Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.
You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.
A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.
If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.
Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”).
If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.
Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
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See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult with your own qualified tax professional.
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VIII.  General Matters
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker- dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors may also have offered the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan888869 (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.
The individual financial representative who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial representative’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments, and in states where permitted is subject to reductions in accordance with the reduced sales charges available to Associated Accounts or Cumulative Values (see “VI. Charges and Deductions Front-End Sales Charges”). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).
Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.
In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.
These arrangements were not offered to all firms, and the terms of such arrangements may have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts,
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although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.
Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may have paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial representatives who are registered representatives of such firms may have been motivated to recommend one of our contracts over another issuer’s contract.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees or other obligations.
Statements of Additional Information
Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.
John Hancock Life Insurance Company (U.S.A.) Separate Account H
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Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
        Independent Registered Public Accounting Firm
        Servicing Agent
        Principal Underwriter
        Special Compensation and Reimbursement Arrangements
Legal and Regulatory Matters
Appendix A: Audited Financial Statements
Financial Statements
The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2020 and 2019, and its Separate Account financial statements for the year ended December 31, 2020 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2020, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
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Appendix A: Examples of Calculation of Withdrawal Charges
Example 1. This example assumes an initial Purchase Payment of $100,000 on January 1 and an Additional Purchase Payment of $1,000,000 on May 1.
If you withdraw $200,000 on October 1, we will calculate the withdrawal charge as follows:
a)  First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.
b)  Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.
•	The initial Purchase Payment of $100,000 has an applicable withdrawal charge of $0.
•	The remaining $100,000 will come from the subsequent payment of $1,000,000 that has been in the Contract for 5 months. The applicable withdrawal charge is .0050 × $100,000 = $500.
•	The total withdrawal charge is $0 + $500 = $500.
c)  We will deduct $200,000 from your Contract Value and you will receive a payment of $199,500 ($200,000 - $500) less any applicable taxes.
Example 2. This example assumes an initial Purchase Payment of $1,000,000 on January 1 and an Additional Purchase Payment of $100,000 on May 1.
If you withdraw $200,000 on October 1, we will calculate the withdrawal charge as follows:
a)  First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.
b)  Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.
The withdrawal will liquidate $200,000 of the initial Purchase Payment of $1,000,000. Since this Purchase Payment has been in the Contract more than 6 months, the withdrawal charge is $0.
A-1

Appendix B: Enhanced Death Benefit Rider
This Appendix provides a general description of the enhanced death benefit Rider that may have been available at the time you purchased a Venture® Opportunity A Share Contract. If you purchased an enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.
You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Rider applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.
Annual Step-Up Death Benefit
You may have elected the Annual Step-Up Death Benefit:
•	for an additional charge of 0.20% of the value of the Variable Investment Options;
•	as long as you met our issue age requirements (see below); and
•	if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.
For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 75 when we issued the Contract.
For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.
The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.
Rider Benefit
The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:
•	the death benefit described under “Death Benefit During Accumulation Period”; or
•	the Annual Step-Up Death Benefit.
In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.
For all Contracts issued in California and Illinois and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.
Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:
(a)  is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b)  is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.
Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.
B-1

Termination of the Annual Step-Up Death Benefit
The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:
(a)  the date the Contract terminates;
(b)  the earlier of the Annuity Commencement Date or the Maturity Date; or
(c)  the date on which the Annual Step-Up Death Benefit is paid.
However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, and subject to our issue age rules, the Spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.
Annual Step-Up Death Benefit Fee
A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.
Qualified Plans
If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional. Federal tax law may limit the period over which the death benefit can be paid when the Beneficiary is not your surviving spouse.
The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.
B-2

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders
This Appendix describes the following guaranteed minimum withdrawal benefit (“GMWB”) Riders that you may have elected when you purchased a Contract:
Income Plus For Life® (or “IPFL”) Series Riders:
•	Income Plus For Life® 5.10;
•	Income Plus For Life – Joint Life® 5.10;
•	Income Plus For Life® 5.09;
•	Income Plus For Life – Joint Life® 5.09;
•	Income Plus For Life® 2.08; or
•	Income Plus For Life – Joint Life® 2.08.
We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.
If you purchased any of these GMWB Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.
Features of the Income Plus For Life® 5.10 Series Riders
Covered Person(s)
The Income Plus For Life® 5.10 Series Riders provide a lifetime income guarantee based on a single life (IPFL 5.10) or on the lifetime durations of two Covered Persons (IPFL – Joint Life 5.10).
Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.
The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.
Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.
A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person is no longer a Covered Person under the Rider. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.
Availability of Income Plus For Life® 5.10 Series Riders
You could have elected an Income Plus For Life® 5.10 Series Rider at the time you purchased your Contract. You may have elected to purchase an IPFL 5.10 Series Rider only at the time you purchased your Contract. Once you elected a Rider and the right to cancel your Contract period expired, you may not revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and is irrevocable (unless we increase the Rider fee; we charge an additional fee for each IPFL 5.10 Series Rider).
Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.
Rider Fees
We charge an additional fee on each Contract Anniversary for an IPFL 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of your Investment Accounts in each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:
•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
•	at full surrender of the Contract.
We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.
Fee for Income Plus For Life® 5.10 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the IPFL 5.10 or IPFL – Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.
If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Restrictions on Additional Purchase Payments
If you purchased an Income Plus For Life® 5.10 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.
Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.
Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:
•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.
Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:
•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
•	Other limitations on Additional Purchase Payments may vary by state.
If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70½ and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.
General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.
Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 5.10
Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:
•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
•	no automatic withdrawal program from your Contract is in effect; and
•	your Rider is not in the Settlement Phase.
Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:
•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.
For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person turns age 81.
Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.
Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life® 5.10 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.
Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 5.10 Series Rider as a result of Additional Purchase Payments.

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
•	(for Income Plus For Life® 5.10) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 5.10) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.
The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.
We determine the initial Lifetime Income Amount by multiplying:
•	the Benefit Rate for the Rider on the Lifetime Income Date; by
•	the Benefit Base for the Rider on the Lifetime Income Date.
EXAMPLE (IPFL 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).
EXAMPLE (IPFL – Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% × $100,000.
We reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 5.10 Series Rider’s Benefit Base, and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.
Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) will turn age 65 or older during the first Contract Year.
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 65. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).
Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).
We reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.
We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate
We use the following Benefit Rates to determine the Lifetime Income Amount:
•	Income Plus For Life® 5.10 – 5%; and
•	Income Plus For Life – Joint Life® 5.10 – 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the IPFL – Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the IPFL 5.10 Rider.
The Benefit Rate(s) in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Availability of Investment Options Under Income Plus For Life® 5.10 Series Riders
If you purchased one of our Income Plus For Life® 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a)  among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)  in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).
You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
Please consult with your financial representative to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:
•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio
•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from any Source Investment Option in connection with your selected Investment Options.
We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.
Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.
The currently available Model Allocations are:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 5.10 (currently available version, effective May 3, 2010)	20% 9% 17% 3% 6% 13% 3% 9% 20%	500 Index American Growth-Income Select Bond American Growth American International Investment Quality Bond Mid Cap Stock Global Equity Total Bond Market
Core Plus Balanced Toward Growth 5.10 (currently available version, effective May 3, 2010)	26% 9% 14% 9% 6% 7% 3% 12% 14%	500 Index American Growth-Income Select Bond American Growth American International Investment Quality Bond Mid Cap Stock Global Equity Total Bond Market
A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolios’ prospectuses carefully before investing in the corresponding Investment Option.
Increases in Guaranteed Amounts
Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.
On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
•	the Lifetime Income Date or
•	the latest of:
•	the date of a Purchase Payment that we applied to the Benefit Base,
•	the date of a reduction in the Benefit Base, or
•	the effective date of a Step-Up.
EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base increases by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base equals $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 is added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base is $110,000 ($100,000 + $10,000).
Credits. We offered the Rider with the following Credit features:
•	Annual Credit Rate – 5.00%
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 5.10 Rider.
The Credit Rate and Credit Periods in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.
Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.
EXAMPLE (Income Plus For Life® 5.10): Assume that you purchase a Contract with an IPFL 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).
EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount Adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the IPFL 5.10 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.
On the date of this Prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
The Ten Year Credit Rate in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
The Ten Year Credit does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.
Step-Ups. We offered the Income Plus For Life® 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.
The Step-Up Dates in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.
If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount equals the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee is based on the increased Benefit Base.
We reserve the right to increase the rate of the fee for the IPFL 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.
Step-Ups may occur only while an IPFL 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
EXAMPLE: Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).
Withdrawals, Distributions and Settlements
Overview. The Income Plus For Life® 5.10 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:
•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).
Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period.
Excess Withdrawals. For the IPFL 5.10 Series Riders, an Excess Withdrawal is:
•	a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see “Benefit Rate” above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.
Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.
EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you were age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% × $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life – Joint Life®5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% × $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).
Note: withdrawals may be taxable and if made prior to age 59½ may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).
Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:
•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.
Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.
EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% × $80,000.
If your Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 reduces the Benefit Base to $105,500 ($110,000 - $4,500).
EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% × $80,000.
If the Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 reduces the Benefit Base to $105,225 ($110,000 - $4,775).
We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:
•	if the withdrawals are taken under our Life Expectancy Distribution Program, or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.
The IPFL 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” in this section, below. The IPFL 5.10 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.
We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” in this section, below).
Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.
Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 5.10 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider.
The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.
Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the program until you re-enroll) if:
•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.
Income Made Easy Program withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59½, a 10% penalty tax;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.
If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.
Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an Income Plus For Life® 5.10 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:
•	Pre-59½ Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”
Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reset annual withdrawal amounts under your Rider. Please refer to the applicable “Features” section for more details regarding the effect that withdrawals made after the Lifetime Income Date have on your Rider’s guarantees. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.
If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Made Easy Program (see the preceding section).
Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59½ Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.
Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased an Income Plus For Life® 5.10 Series Rider, we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
•	you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,
•	you purchased the IPFL 5.10 Rider before the Covered Person (younger Covered Person for IPFL – Joint Life 5.10) turned age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.
If you take an Excess Withdrawal, we reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:
•	the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by
•	the Withdrawal Amount; divided by
•	the Contract Value before the withdrawal.
EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000). If instead you first take a withdrawal of $5,000, we reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.
Automated withdrawals under our Life Expectancy Distribution Program reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year reduce the Guaranteed Minimum Death Benefit in the same manner described above.
Settlement Phase. The Settlement Phase under the Rider begins if:
•	the Contract Value reduces to zero at any time during a Contract Year; and
•	•there w	ere no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.
There is no Settlement Phase under an Income Plus For Life® 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.
The settlement amount we pay to you under the Rider varies as follows:
•	If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
•	(for IPFL 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
•	(for IPFL – Joint Life 5.10) If you purchased the Rider before the younger Covered Person turned age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Additional Annuity Options
In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life® 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”
Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments
If you choose to take withdrawals under one of our IPFL 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).
When you take withdrawals:
•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you reduce the Contract Value available for annuitization; and
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
When you annuitize:
•	you will receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and

•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.
Impact of Death Benefits
Our Income Plus For Life® 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” above).
Income Plus For Life® 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:
If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 5.10:
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Spouse to opt out of an increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.
If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the IPFL 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).
Income Plus For Life – Joint Life® 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an IPFL – Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).
If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.
Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 5.10 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 5.10 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.
If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.
Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.
Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.
Death Benefits during the Settlement Phase. If death occurs during an IPFL – Joint Life 5.10 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.
Termination of Rider
You may not terminate an Income Plus For Life® 5.10 Series Rider once it is in effect. However, an IPFL 5.10 Series Rider terminates automatically upon the earliest of:
•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;
•	(for IPFL 5.10) the death of the Covered Person;
•	(for IPFL – Joint Life 5.10) the death of the last Covered Person remaining under the Rider; or
•	termination of the Contract.
Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59½. See “VII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.
Features of Income Plus For Life® 5.09 Series Riders
This section describes only those features of the Income Plus For Life® 5.09 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.
Fee for Income Plus For Life® 5.09 Series Riders. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.
Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) is age 58½ or older at the time.
Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 59½. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).
Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 7.09 (closed version – available July 27, 2009 to May 2, 2010)	20% 9% 15% 3% 15% 6% 3% 9% 20%	500 Index American Growth-Income Select Bond American Growth High Yield American International Mid Cap Stock Global Equity Total Bond Market
Core Plus Balanced Toward Growth 7.09 (closed version – available July 27, 2009 to May 2, 2010)	26% 9% 9% 9% 12% 6% 3% 12% 14%	500 Index American Growth-Income Select Bond American Growth High Yield American International Mid Cap Stock Global Equity Total Bond Market
Core Plus Balanced Growth & Income (closed version – available May 1 to July 26, 2009)	24% 15% 3% 3% 6% 9% 21% 16% 3%	500 Index Select Bond American Global Growth American Growth American Growth-Income Investment Quality Bond Global Equity Total Bond Market Mid Cap Index
Core Plus Balanced to Growth (closed version – available May 1 to July 26, 2009)	30% 9% 3% 6% 15% 6% 18% 10% 3%	500 Index Select Bond American Global Growth American Growth American Growth-Income Investment Quality Bond Global Equity Total Bond Market Mid Cap Index

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.
Features of Income Plus For Life® 2.08 Series Riders
This section describes only those features of the Income Plus For Life® (or “IPFL”) 2.08 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.
Fee for Income Plus For Life® 2.08 Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:
•	(for IPFL 2.08) you were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you turn age 59½ .
•	(for IPFL – Joint Life 2.08) both you and your Spouse were age 59½ or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59½. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)
Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.
We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).
Increases in Guaranteed Amounts
Credits. We offered the Income Plus For Life® 2.08 Rider with the following Credit features:
•	Annual Credit Rate – 7%.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:
•	the 10th Contract Anniversary after the effective date of the IPFL 2.08 Rider; or
•	the Contract Anniversary on or next following the date the Covered Person turns age 69.
Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.
EXAMPLE (Income Plus For Life® 2.08): Assume that you purchase a Contract with an IPFL 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.
•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).
EXAMPLE (Income Plus For Life – Joint Life® 2.08): Assume that you purchase a Contract with an IPFL – Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,083 (4.75% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,415 (4.75% × $114,000).
Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,337 (4.75% × $112,350).
Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® 2.08 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:
•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.
The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turns age 59.
The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.
The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.
Restrictions on Investment Options Under Income Plus For Life® 2.08 Series Riders
If you purchased one of our Income Plus For Life® 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
(a)  among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)  in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).
You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.
Please consult with your financial representative to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.
Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:
•	American Asset Allocation Trust (restricted May 4, 2009)
•	Lifestyle Balanced Portfolio

•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio
•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Money Market Trust (restricted May 4, 2013)
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust
You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from any Source Investment Option in connection with your selected Investment Options.
We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above (other than the Money Market Investment Option) on the last day it was available, you may continue to allocate Additional Purchase Payments (if otherwise not restricted) to that restricted individual Investment Option. For the Money Market Investment Option, however, even if all or a portion of your Contract Value was allocated to that Investment Option on the last day it was available, you may not allocate any Additional Purchase Payments to that Investment Option. Also, you may not transfer amounts from another Investment Option to any of the restricted individual Investment Options. If you transfer all of your Contract Value out of a restricted individual Investment Option to any of the available individual Investment Options or to any Model Allocation, you may no longer use the restricted Investment Option.
For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectus for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolios’ prospectuses carefully before investing in a corresponding Variable Investment Option.
Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.
None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.
We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:
Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth and Income 5.09 (closed version - available May 4 to July 26, 2009)[1]	3% 3% 3% 12% 15% 15% 9% 24% 16%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond 500 Index Total Bond Market
Core Plus Balanced Toward Growth 5.09 (closed version - available May 4 to July 26, 2009)[1]	3% 6% 3% 18% 15% 9% 6% 30% 10%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond 500 Index Total Bond Market
Balanced: Growth & Income 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 5% 5% 20% 25% 25% 15%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond
Balanced Toward Growth 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 10% 5% 30% 25% 15% 10%	American Global Growth American Growth Mid Cap Index Global Equity American Growth-Income Select Bond Investment Quality Bond
Growth Focus 9.08 (closed version - available September 2, 2008 to May 1, 2009)[1]	5% 5% 15% 5% 30% 30% 10%	American Global Growth Mid Cap Stock American Growth Mid Cap Index Global Equity American Growth-Income Select Bond
Balanced: Growth & Income 2.08 (closed version - available February 11, 2008 to August 29, 2008)[1]	5% 5% 5% 20% 25% 25% 15%	American Global Growth American Growth Mid Value Global Equity American Growth-Income Select Bond Investment Quality Bond
Balanced Toward Growth 2.08 (closed version - available February 11, 2008 to August 29, 2008)[1]	5% 10% 5% 30% 25% 15% 10%	American Global Growth American Growth Mid Value Global Equity American Growth-Income Select Bond Investment Quality Bond

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth Focus 2.08 (closed version, available February 11, 2008 to August 29, 2008)[1]	5% 5% 15% 5% 30% 30% 10%	American Global Growth Mid Cap Stock American Growth Mid Value Global Equity American Growth-Income Select Bond
[1]	If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.
A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Appendix U: Tables of Accumulation Unit Values
The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.
We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).
The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
•	Venture® Opportunity A Share Contracts with no optional benefit Riders; and
•	Venture ® Opportunity A Share Contracts issued with an Annual Step-Up Death Benefit Rider.
Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity A Share, Prior Sales

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity A Share Variable Annuity

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	17.729	17.582
Value at End of Year	—	—	—	—	—	—	—	—	—	17.729
No. of Units	—	—	—	—	—	—	—	—	—	5,940,518

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	17.635	17.524
Value at End of Year	—	—	—	—	—	—	—	—	—	17.635
No. of Units	—	—	—	—	—	—	—	—	—	2,741,680

500 Index Trust (formerly 500 Index Trust B) - NAV Shares (units first credited 11-02-2012)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	30.749	23.632	24.984	20.721	18.709	18.644	16.569	12.650	12.500	—
Value at End of Year	36.036	30.749	23.632	24.984	20.721	18.709	18.644	16.569	12.650	—
No. of Units	2,732,539	3,103,886	3,765,429	4,269,555	5,130,526	5,674,585	6,625,222	8,020,948	9,259,877	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	30.312	23.343	24.728	20.549	18.591	18.564	16.531	12.646	12.500	—
Value at End of Year	35.452	30.312	23.343	24.728	20.549	18.591	18.564	16.531	12.646	—
No. of Units	1,478,465	1,660,758	1,988,348	2,172,248	2,567,960	2,885,692	3,184,261	3,604,063	4,166,545	—

All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	14.412	13.094	13.778
Value at End of Year	—	—	—	—	—	—	—	—	14.412	13.094
No. of Units	—	—	—	—	—	—	—	—	62,230	61,601

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	14.272	12.993	13.699
Value at End of Year	—	—	—	—	—	—	—	—	14.272	12.993
No. of Units	—	—	—	—	—	—	—	—	45,353	48,043

American Asset Allocation Trust - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	26.959	22.429	23.706	20.556	18.935	18.834	18.013	14.668	12.729	12.670
Value at End of Year	30.073	26.959	22.429	23.706	20.556	18.935	18.834	18.013	14.668	12.729
No. of Units	83,217	2,634,749	3,072,811	3,593,180	4,088,289	4,538,898	5,235,977	6,285,257	7,055,320	7,635,110

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	26.325	21.946	23.242	20.194	18.638	18.577	17.802	14.525	12.631	12.597
Value at End of Year	29.307	26.325	21.946	23.242	20.194	18.638	18.577	17.802	14.525	12.631
No. of Units	1,656,699	1,795,397	1,990,591	2,191,844	2,395,038	2,556,174	2,781,567	3,047,964	3,275,321	3,495,684

American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.798	12.007
Value at End of Year	—	—	—	—	—	—	—	—	—	11.798
No. of Units	—	—	—	—	—	—	—	—	—	8,885,902

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	11.707	11.938
Value at End of Year	—	—	—	—	—	—	—	—	—	11.707
No. of Units	—	—	—	—	—	—	—	—	—	4,350,901

American Global Growth Trust - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	31.200	23.267	25.785	19.790	19.824	18.673	18.397	14.362	11.820	13.082
Value at End of Year	40.371	31.200	23.267	25.785	19.790	19.824	18.673	18.397	14.362	11.820
No. of Units	410,795	503,092	616,966	659,025	845,181	853,987	1,066,016	1,277,340	95,809	95,644

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	30.466	22.765	25.281	19.441	19.514	18.417	18.181	14.223	11.729	13.006
Value at End of Year	39.343	30.466	22.765	25.281	19.441	19.514	18.417	18.181	14.223	11.729
No. of Units	344,174	404,516	486,767	518,208	631,254	634,636	731,578	769,998	152,466	165,281

American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.788	10.056	12.551
Value at End of Year	—	—	—	—	—	—	—	—	11.788	10.056
No. of Units	—	—	—	—	—	—	—	—	1,831,210	2,052,107

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	11.673	9.978	12.478
Value at End of Year	—	—	—	—	—	—	—	—	11.673	9.978
No. of Units	—	—	—	—	—	—	—	—	907,766	1,034,037

American Growth Trust - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	35.271	27.182	27.477	21.602	19.890	18.761	17.434	13.512	11.554	12.169
Value at End of Year	53.178	35.271	27.182	27.477	21.602	19.890	18.761	17.434	13.512	11.554
No. of Units	1,098,455	1,476,037	1,762,123	2,066,518	2,552,271	2,768,900	3,419,494	4,193,980	4,989,680	5,411,396

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	34.442	26.596	26.939	21.221	19.578	18.504	17.230	13.380	11.465	12.099
Value at End of Year	51.824	34.442	26.596	26.939	21.221	19.578	18.504	17.230	13.380	11.465
No. of Units	687,093	908,331	1,087,093	1,232,480	1,493,403	1,625,907	1,875,006	2,079,312	2,393,589	2,616,862

American Growth-Income Trust - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	32.637	26.077	26.774	22.051	19.928	19.798	18.039	13.621	11.685	11.988
Value at End of Year	36.739	32.637	26.077	26.774	22.051	19.928	19.798	18.039	13.621	11.685
No. of Units	3,215,317	3,540,169	4,129,369	4,774,578	5,727,972	6,353,061	7,562,958	9,509,958	11,905,754	4,077,675

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	31.870	25.515	26.250	21.663	19.616	19.527	17.827	13.488	11.594	11.919
Value at End of Year	35.803	31.870	25.515	26.250	21.663	19.616	19.527	17.827	13.488	11.594
No. of Units	2,095,938	2,268,259	2,671,584	2,993,221	3,505,337	3,922,049	4,358,368	4,932,916	5,919,550	2,102,385

American High-Income Bond Trust (merged into High Yield Trust eff 04-29-2013) - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.461	15.502	15.344
Value at End of Year	—	—	—	—	—	—	—	—	17.461	15.502
No. of Units	—	—	—	—	—	—	—	—	1,591,634	1,753,066

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	17.291	15.383	15.256
Value at End of Year	—	—	—	—	—	—	—	—	17.291	15.383
No. of Units	—	—	—	—	—	—	—	—	718,254	781,154

American International Trust - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	19.029	15.608	18.128	13.831	13.472	14.226	14.732	12.214	10.440	12.243
Value at End of Year	21.515	19.029	15.608	18.128	13.831	13.472	14.226	14.732	12.214	10.440
No. of Units	996,396	1,104,003	1,284,924	1,393,847	1,752,878	1,863,009	2,102,589	2,339,904	2,596,504	2,683,091

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	18.582	15.272	17.773	13.587	13.261	14.031	14.559	12.095	10.359	12.173
Value at End of Year	20.967	18.582	15.272	17.773	13.587	13.261	14.031	14.559	12.095	10.359
No. of Units	612,797	668,383	764,454	786,015	970,388	1,029,858	1,107,532	1,120,750	1,253,413	1,330,045

American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	13.683	13.111	13.659	14.958	13.540	11.596	13.596
Value at End of Year	—	—	—	—	13.683	13.111	13.659	14.958	13.540	11.596
No. of Units	—	—	—	—	21,359	23,537	33,184	44,431	68,042	75,219

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	13.442	12.905	13.472	14.783	13.409	11.506	13.517
Value at End of Year	—	—	—	—	13.442	12.905	13.472	14.783	13.409	11.506
No. of Units	—	—	—	—	79,562	75,568	82,730	80,348	99,727	131,255

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.568	16.533
Value at End of Year	—	—	—	—	—	—	—	—	—	16.568
No. of Units	—	—	—	—	—	—	—	—	—	24,693

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	16.480	16.478
Value at End of Year	—	—	—	—	—	—	—	—	—	16.480
No. of Units	—	—	—	—	—	—	—	—	—	16,509

Bond Trust - Series I Shares (units first credited 10-28-2011)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	15.174	14.040	14.214	13.821	13.518	13.594	12.984	13.269	12.580	12.500
Value at End of Year	16.420	15.174	14.040	14.214	13.821	13.518	13.594	12.984	13.269	12.580
No. of Units	5,971,094	6,361,010	6,631,314	7,711,613	8,090,007	8,483,918	9,947,562	11,854,196	11,504,676	11,430,596

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.928	13.840	14.040	13.679	13.406	13.507	12.928	13.238	12.575	12.500
Value at End of Year	16.121	14.928	13.840	14.040	13.679	13.406	13.507	12.928	13.238	12.575
No. of Units	3,886,731	4,102,638	4,257,829	4,788,933	4,881,431	5,072,343	5,607,000	6,081,960	5,682,255	5,648,319

Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.424	11.914	12.294
Value at End of Year	—	—	—	—	—	—	—	—	13.424	11.914
No. of Units	—	—	—	—	—	—	—	—	849,341	1,015,522

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	13.294	11.822	12.223
Value at End of Year	—	—	—	—	—	—	—	—	13.294	11.822
No. of Units	—	—	—	—	—	—	—	—	474,196	555,195

Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.913	16.284
Value at End of Year	—	—	—	—	—	—	—	—	—	15.913
No. of Units	—	—	—	—	—	—	—	—	—	583,534

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	15.829	16.230
Value at End of Year	—	—	—	—	—	—	—	—	—	15.829
No. of Units	—	—	—	—	—	—	—	—	—	170,888

Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.480	16.423
Value at End of Year	—	—	—	—	—	—	—	—	—	16.480
No. of Units	—	—	—	—	—	—	—	—	—	1,172,497

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	16.393	16.368
Value at End of Year	—	—	—	—	—	—	—	—	—	16.393
No. of Units	—	—	—	—	—	—	—	—	—	406,519

Core Bond Trust - Series I Shares (units first credited 04-27-2015)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.539	12.599	12.776	12.454	12.220	12.500	—	—	—	—
Value at End of Year	14.589	13.539	12.599	12.776	12.454	12.220	—	—	—	—
No. of Units	93,966	94,751	93,074	103,801	132,013	159,155	—	—	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.413	12.507	12.708	12.412	12.203	12.500	—	—	—	—
Value at End of Year	14.424	13.413	12.507	12.708	12.412	12.203	—	—	—	—
No. of Units	112,446	115,891	122,316	130,813	152,864	172,245	—	—	—	—

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.473	15.842	15.813
Value at End of Year	—	—	—	—	—	—	—	—	17.473	15.842
No. of Units	—	—	—	—	—	—	—	—	819,739	848,308

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	17.345	15.758	15.761
Value at End of Year	—	—	—	—	—	—	—	—	17.345	15.758
No. of Units	—	—	—	—	—	—	—	—	503,920	497,802

Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.362	15.441	16.106
Value at End of Year	—	—	—	—	—	—	—	—	17.362	15.441
No. of Units	—	—	—	—	—	—	—	—	726,435	756,026

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	17.235	15.360	16.053
Value at End of Year	—	—	—	—	—	—	—	—	17.235	15.360
No. of Units	—	—	—	—	—	—	—	—	277,612	328,738

Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series I Shares (units first credited 04-29-2013)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	15.160	14.267	14.397	13.677	12.500	—	—
Value at End of Year	—	—	—	—	15.160	14.267	14.397	13.677	—	—
No. of Units	—	—	—	—	4,895,574	5,086,875	5,661,248	6,489,258	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	15.049	14.191	14.349	13.658	12.500	—	—
Value at End of Year	—	—	—	—	15.049	14.191	14.349	13.658	—	—
No. of Units	—	—	—	—	2,618,469	2,837,700	3,078,683	3,191,902	—	—

Disciplined Value International Trust (formerly International Value Trust) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	14.559	13.065	15.501	13.339	11.979	13.099	15.092	12.060	10.184	11.779
Value at End of Year	14.916	14.559	13.065	15.501	13.339	11.979	13.099	15.092	12.060	10.184
No. of Units	25,164	28,293	31,593	32,092	36,325	26,152	29,736	33,644	38,538	42,128

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.217	12.784	15.197	13.103	11.792	12.920	14.916	11.943	10.105	11.711
Value at End of Year	14.536	14.217	12.784	15.197	13.103	11.792	12.920	14.916	11.943	10.105
No. of Units	46,533	48,807	51,608	57,603	63,356	69,629	64,332	67,717	71,367	76,329

Emerging Markets Value Trust - NAV Shares (units first credited 10-27-2017)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	12.257	11.142	12.982	12.500	—	—	—	—	—	—
Value at End of Year	12.612	12.257	11.142	12.982	—	—	—	—	—	—
No. of Units	25,226	28,623	28,987	29,708	—	—	—	—	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.204	11.116	12.978	12.500	—	—	—	—	—	—
Value at End of Year	12.532	12.204	11.116	12.978	—	—	—	—	—	—
No. of Units	71,653	77,036	83,891	94,543	—	—	—	—	—	—

Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	16.538	17.697	17.318	14.030	12.165	12.438
Value at End of Year	—	—	—	—	—	16.538	17.697	17.318	14.030	12.165
No. of Units	—	—	—	—	—	1,139,041	1,275,981	1,640,737	1,892,738	2,125,875

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	16.279	17.455	17.116	13.894	12.071	12.366
Value at End of Year	—	—	—	—	—	16.279	17.455	17.116	13.894	12.071
No. of Units	—	—	—	—	—	1,071,733	1,139,738	1,212,263	1,254,357	1,308,864

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series III Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.914	12.421	12.609
Value at End of Year	—	—	—	—	—	—	—	—	13.914	12.421
No. of Units	—	—	—	—	—	—	—	—	2,932,335	3,205,493

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	13.778	12.325	12.537
Value at End of Year	—	—	—	—	—	—	—	—	13.778	12.325
No. of Units	—	—	—	—	—	—	—	—	1,324,859	1,418,012

Fundamental Large Cap Value Trust - Series I Shares (units first credited 12-06-2013)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	19.528	14.490	17.606	15.113	13.827	14.095	12.845	12.500	—	—
Value at End of Year	21.689	19.528	14.490	17.606	15.113	13.827	14.095	12.845	—	—
No. of Units	63,418	67,108	74,298	82,975	86,319	91,094	120,648	73,573	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.292	14.344	17.463	15.020	13.770	14.065	12.843	12.500	—	—
Value at End of Year	21.385	19.292	14.344	17.463	15.020	13.770	14.065	12.843	—	—
No. of Units	84,706	101,244	105,451	106,622	125,760	133,248	153,119	51,658	—	—

Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.074	12.891	11.461	12.007
Value at End of Year	—	—	—	—	—	—	—	17.074	12.891	11.461
No. of Units	—	—	—	—	—	—	—	55,708	76,189	87,687

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	16.874	12.765	11.373	11.938
Value at End of Year	—	—	—	—	—	—	—	16.874	12.765	11.373
No. of Units	—	—	—	—	—	—	—	91,784	94,886	101,864

Global Equity Trust (formerly Global Trust) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	19.476	16.919	19.946	16.913	15.575	16.777	17.363	13.352	11.056	11.856
Value at End of Year	20.595	19.476	16.919	19.946	16.913	15.575	16.777	17.363	13.352	11.056
No. of Units	5,416,814	1,140,406	1,214,104	1,229,195	1,432,968	1,547,748	1,724,360	1,955,675	2,437,452	2,804,709

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.019	16.554	19.555	16.615	15.331	16.547	17.160	13.222	10.970	11.787
Value at End of Year	20.071	19.019	16.554	19.555	16.615	15.331	16.547	17.160	13.222	10.970
No. of Units	3,413,724	710,810	770,363	754,681	856,082	923,169	946,633	964,710	1,127,112	1,280,629

Global Equity Trust (merged into Global Trust eff 11-6-2020) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	22.903	18.751	20.763	19.322	16.688	17.648	16.582	13.024	11.514	11.717
Value at End of Year	—	22.903	18.751	20.763	19.322	16.688	17.648	16.582	13.024	11.514
No. of Units		3,883,915	4,452,882	4,846,742	5,279,907	6,080,937	6,875,745	8,337,930	9,935,922	10,505,882

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	22.364	18.347	20.356	18.981	16.427	17.407	16.388	12.897	11.425	11.649
Value at End of Year	—	22.364	18.347	20.356	18.981	16.427	17.407	16.388	12.897	11.425
No. of Units	—	2,399,573	2,761,279	2,897,349	3,074,660	3,545,641	3,752,619	4,126,601	4,755,444	5,062,940

High Yield Trust - Series I Shares (units first credited 04-29-2013)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	15.701	13.684	14.223	13.336	11.563	12.714	12.801	12.500	—	—
Value at End of Year	16.481	15.701	13.684	14.223	13.336	11.563	12.714	12.801	—	—
No. of Units	1,108,881	1,136,677	1,228,664	1,419,139	1,560,959	1,819,690	1,988,942	2,243,716	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.493	13.529	14.090	13.239	11.501	12.671	12.784	12.500	—	—
Value at End of Year	16.230	15.493	13.529	14.090	13.239	11.501	12.671	12.784	—	—
No. of Units	601,217	618,599	675,376	751,890	823,856	962,250	999,272	1,021,406	—	—

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

International Core Trust (merged into International Value Trust eff 10-21-2016) (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	12.385	13.205	14.266	11.505	10.081	11.238
Value at End of Year	—	—	—	—	—	12.385	13.205	14.266	11.505	10.081
No. of Units	—	—	—	—	—	10,828	10,924	21,720	22,626	20,688

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.191	13.024	14.099	11.393	10.003	11.173
Value at End of Year	—	—	—	—	—	12.191	13.024	14.099	11.393	10.003
No. of Units	—	—	—	—	—	19,849	20,643	20,913	22,907	22,946

International Small Company Trust - Series I Shares (units first credited 11-16-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	23.145	19.029	24.007	18.693	17.963	16.995	18.400	14.681	12.417	14.941
Value at End of Year	24.881	23.145	19.029	24.007	18.693	17.963	16.995	18.400	14.681	12.417
No. of Units	3,620	3,555	5,176	5,432	5,990	11,492	10,036	9,193	9,395	10,597

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	22.680	18.685	23.620	18.428	17.744	16.821	18.248	14.589	12.364	14.907
Value at End of Year	24.333	22.680	18.685	23.620	18.428	17.744	16.821	18.248	14.589	12.364
No. of Units	3,035	3,001	2,996	2,946	2,981	1,686	1,734	3,702	1,476	1,556

Investment Quality Bond Trust - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	18.830	17.356	17.640	16.998	16.430	16.698	15.959	16.401	15.368	14.334
Value at End of Year	20.430	18.830	17.356	17.640	16.998	16.430	16.698	15.959	16.401	15.368
No. of Units	2,444,524	2,606,451	2,753,175	3,173,654	3,350,450	3,572,359	4,139,208	4,941,092	4,828,807	4,783,456

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	18.387	16.982	17.294	16.699	16.173	16.470	15.772	16.242	15.249	14.252
Value at End of Year	19.909	18.387	16.982	17.294	16.699	16.173	16.470	15.772	16.242	15.249
No. of Units	1,691,736	1,789,269	1,866,571	2,090,357	2,152,919	2,256,239	2,473,728	2,685,241	2,524,151	2,512,293

Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series I Shares (units first credited 12-06-2013)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	17.140	14.675	15.469	13.883	13.189	13.289	12.537	—	—	—
Value at End of Year	19.160	17.140	14.675	15.469	13.883	13.189	13.289	12.537	—	—
No. of Units	563,145	669,734	559,109	645,687	549,593	561,162	539,756	—	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.933	14.527	15.343	13.798	13.135	13.260	12.640	12.500	—	—
Value at End of Year	18.891	16.933	14.527	15.343	13.798	13.135	13.260	12.640	—	—
No. of Units	279,601	275,968	296,160	285,721	141,814	145,876	115,283	5,914	—	—

Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series I Shares (units first credited 12-06-2013)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	15.549	13.938	14.333	13.508	13.045	13.127	12.537	—	—	—
Value at End of Year	17.083	15.549	13.938	14.333	13.508	13.045	13.127	12.537	—	—
No. of Units	209,956	1,635	152,194	145,428	119,587	136,227	82,575	—	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.362	13.797	14.217	13.426	12.991	13.099	12.536	—	—	—
Value at End of Year	16.843	15.362	13.797	14.217	13.426	12.991	13.099	12.536	—	—
No. of Units	203,904	60,330	85,979	76,420	48,757	16,885	2,019	—	—	—

Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series I Shares (units first credited 12-06-2013)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	18.256	15.152	16.269	14.121	13.275	13.397	12.720	12.500	—	—
Value at End of Year	20.569	18.256	15.152	16.269	14.121	13.275	13.397	12.720	—	—
No. of Units	5,558,085	5,860,060	6,499,089	7,100,039	2,343,627	871,079	709,157	86,446	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	18.036	14.999	16.138	14.035	13.220	13.368	12.719	12.500	—	—
Value at End of Year	20.280	18.036	14.999	16.138	14.035	13.220	13.368	12.719	—	—
No. of Units	3,286,507	3,588,790	4,087,316	4,337,744	1,867,585	298,397	238,556	158	—	—

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series I Shares (units first credited 12-06-2013)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	16.585	14.416	15.072	13.758	13.146	13.239	12.601	—	—	—
Value at End of Year	18.442	16.585	14.416	15.072	13.758	13.146	13.239	12.601	—	—
No. of Units	197,724	164,329	144,269	150,600	151,416	85,771	62,714	—	—	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.385	14.271	14.950	13.674	13.092	13.211	12.600	—	—	—
Value at End of Year	18.183	16.385	14.271	14.950	13.674	13.092	13.211	12.600	—	—
No. of Units	127,274	122,472	131,351	138,656	95,826	81,596	62,585	—	—	—

Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	21.028	17.976	19.052	16.826	16.185	16.691	16.133	14.419	12.994	13.017
Value at End of Year	21.238	21.028	17.976	19.052	16.826	16.185	16.691	16.133	14.419	12.994
No. of Units	5,446,716	6,093,965	6,778,861	7,635,823	8,483,899	9,396,627	10,587,892	12,871,917	13,496,135	13,419,813

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	20.534	17.588	18.678	16.529	15.932	16.462	15.944	14.279	12.893	12.942
Value at End of Year	20.697	20.534	17.588	18.678	16.529	15.932	16.462	15.944	14.279	12.893
No. of Units	2,293,882	2,492,993	2,731,143	2,914,182	3,302,447	3,848,526	4,205,921	4,690,629	4,886,750	4,858,230

Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	19.858	17.655	18.194	17.010	16.395	16.519	15.857	15.388	14.295	13.825
Value at End of Year	20.368	19.858	17.655	18.194	17.010	16.395	16.519	15.857	15.388	14.295
No. of Units	1,217,152	1,334,454	1,501,495	1,718,073	1,946,089	2,055,334	2,380,631	2,839,980	3,639,854	3,274,370

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	19.391	17.275	17.838	16.710	16.139	16.293	15.671	15.238	14.184	13.745
Value at End of Year	19.849	19.391	17.275	17.838	16.710	16.139	16.293	15.671	15.238	14.184
No. of Units	671,546	715,153	784,403	887,669	950,779	1,014,452	1,075,985	1,190,793	1,479,897	1,239,152

Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	21.017	17.720	19.114	16.247	15.848	16.734	16.512	13.946	12.347	12.648
Value at End of Year	20.553	21.017	17.720	19.114	16.247	15.848	16.734	16.512	13.946	12.347
No. of Units	6,141,863	6,867,784	7,676,193	8,570,330	9,386,069	10,240,721	11,683,627	13,940,490	14,538,577	12,590,160

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	20.523	17.338	18.740	15.960	15.600	16.505	16.318	13.811	12.251	12.575
Value at End of Year	20.030	20.523	17.338	18.740	15.960	15.600	16.505	16.318	13.811	12.251
No. of Units	2,986,216	3,326,871	3,653,696	3,923,540	4,460,412	4,710,313	5,167,270	5,728,683	5,643,073	5,232,612

Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	21.538	18.600	19.529	17.595	16.845	17.136	16.461	15.054	13.713	13.509
Value at End of Year	22.073	21.538	18.600	19.529	17.595	16.845	17.136	16.461	15.054	13.713
No. of Units	1,892,150	2,102,968	2,339,216	2,603,181	2,948,038	3,194,968	3,716,924	4,294,509	4,620,262	4,266,974

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	21.031	18.200	19.147	17.285	16.581	16.902	16.268	14.908	13.607	13.431
Value at End of Year	21.511	21.031	18.200	19.147	17.285	16.581	16.902	16.268	14.908	13.607
No. of Units	790,436	868,593	1,007,050	1,135,718	1,238,007	1,311,313	1,448,477	1,641,531	1,814,714	1,747,923

Mid Cap Index Trust - Series I Shares (units first credited 11-16-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	38.106	30.586	34.823	30.310	25.437	26.324	24.268	18.389	15.779	16.272
Value at End of Year	42.798	38.106	30.586	34.823	30.310	25.437	26.324	24.268	18.389	15.779
No. of Units	307,381	334,787	385,347	397,450	6,597	6,072	4,200	4,299	4,588	4,279

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	37.341	30.033	34.261	29.880	25.127	26.055	24.068	18.274	15.712	16.235
Value at End of Year	41.855	37.341	30.033	34.261	29.880	25.127	26.055	24.068	18.274	15.712
No. of Units	204,186	218,131	256,893	260,757	8,151	2,332	2,338	2,334	2,460	2,471

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Mid Cap Stock Trust - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	33.327	24.973	25.573	20.054	20.096	19.669	18.355	13.523	11.155	12.383
Value at End of Year	54.681	33.327	24.973	25.573	20.054	20.096	19.669	18.355	13.523	11.155
No. of Units	341,330	466,906	566,638	660,900	808,519	860,442	1,021,292	1,223,000	1,481,749	1,587,920

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	32.544	24.434	25.072	19.700	19.782	19.399	18.140	13.392	11.068	12.312
Value at End of Year	53.289	32.544	24.434	25.072	19.700	19.782	19.399	18.140	13.392	11.068
No. of Units	192,541	263,200	318,238	360,916	435,652	451,326	513,598	560,916	683,116	741,740

Mid Value Trust - Series I Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	42.416	35.768	40.442	36.584	29.735	31.039	28.288	21.702	18.303	19.405
Value at End of Year	46.116	42.416	35.768	40.442	36.584	29.735	31.039	28.288	21.702	18.303
No. of Units	56,626	61,104	65,055	70,815	76,185	92,289	99,285	127,772	158,548	179,760

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	41.520	35.083	39.747	36.027	29.341	30.689	28.026	21.544	18.205	19.340
Value at End of Year	45.052	41.520	35.083	39.747	36.027	29.341	30.689	28.026	21.544	18.205
No. of Units	29,904	33,133	34,824	34,832	38,505	45,450	47,858	58,703	66,286	77,347

Money Market Trust - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	12.041	11.907	11.821	11.846	11.932	12.028	12.124	12.221	12.319	12.408
Value at End of Year	11.982	12.041	11.907	11.821	11.846	11.932	12.028	12.124	12.221	12.319
No. of Units	61,967	66,047	74,024	100,803	108,379	134,588	160,955	275,251	576,377	446,700

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.758	11.651	11.589	11.637	11.745	11.863	11.982	12.102	12.223	12.337
Value at End of Year	11.677	11.758	11.651	11.589	11.637	11.745	11.863	11.982	12.102	12.223
No. of Units	29,992	38,707	42,691	49,164	69,351	86,696	112,453	174,570	314,911	294,446

Opportunistic Fixed Income Trust (formerly Global Bond Trust) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	16.957	16.068	16.511	15.304	14.970	15.637	15.411	16.425	15.470	14.296
Value at End of Year	19.141	16.957	16.068	16.511	15.304	14.970	15.637	15.411	16.425	15.470
No. of Units	27,401	24,880	26,572	29,506	41,305	52,060	66,879	79,185	94,118	94,989

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.558	15.722	16.188	15.034	14.736	15.423	15.231	16.265	15.350	14.213
Value at End of Year	18.654	16.558	15.722	16.188	15.034	14.736	15.423	15.231	16.265	15.350
No. of Units	26,909	26,669	30,690	31,741	28,777	26,945	46,643	53,663	50,794	59,031

Small Cap Stock Trust (formerly Small Cap Growth Trust) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	32.365	23.637	25.133	20.032	19.741	21.832	20.459	14.313	12.389	13.401
Value at End of Year	48.656	32.365	23.637	25.133	20.032	19.741	21.832	20.459	14.313	12.389
No. of Units	18,232	17,136	18,994	18,924	23,353	21,934	20,943	20,384	26,549	24,245

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	31.604	23.128	24.641	19.679	19.432	21.533	20.219	14.174	12.293	13.324
Value at End of Year	47.417	31.604	23.128	24.641	19.679	19.432	21.533	20.219	14.174	12.293
No. of Units	5,784	7,550	6,847	8,542	12,064	8,749	9,833	9,709	9,910	9,854

Small Cap Value Trust - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	33.719	26.864	30.950	30.076	24.714	25.256	23.754	17.960	15.649	15.612
Value at End of Year	31.208	33.719	26.864	30.950	30.076	24.714	25.256	23.754	17.960	15.649
No. of Units	11,686	8,847	8,762	9,110	10,867	13,690	13,824	14,425	14,904	16,423

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	32.926	26.285	30.344	29.546	24.327	24.910	23.475	17.785	15.528	15.522
Value at End of Year	30.414	32.926	26.285	30.344	29.546	24.327	24.910	23.475	17.785	15.528
No. of Units	6,919	12,052	13,048	13,029	13,069	12,892	13,443	13,626	15,213	14,547

Venture Opportunity A Share, Prior Sales

	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11

Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - NAV Shares (units first credited 05-01-2009)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.504	13.641
Value at End of Year	—	—	—	—	—	—	—	—	—	14.504
No. of Units	—	—	—	—	—	—	—	—	—	5,427,415

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	14.427	13.595
Value at End of Year	—	—	—	—	—	—	—	—	—	14.427
No. of Units	—	—	—	—	—	—	—	—	—	2,498,412

Total Bond Market Trust (formerly Total Bond Market Trust B) - NAV Shares (units first credited 02-11-2012)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	13.996	13.028	13.165	12.842	12.636	12.699	12.069	12.470	12.500	—
Value at End of Year	14.910	13.996	13.028	13.165	12.842	12.636	12.699	12.069	12.470	—
No. of Units	3,779,005	3,963,002	4,173,217	4,894,308	5,235,000	5,421,304	6,205,862	7,193,099	6,957,353	—

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.797	12.868	13.030	12.735	12.556	12.644	12.041	12.466	12.500	—
Value at End of Year	14.668	13.797	12.868	13.030	12.735	12.556	12.644	12.041	12.466	—
No. of Units	2,058,435	2,168,447	2,268,237	2,567,410	2,704,951	2,804,819	3,084,830	3,313,384	3,097,624	—

Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	16.587	15.964	16.426	15.263	14.806
Value at End of Year	—	—	—	—	—	—	16.587	15.964	16.426	15.263
No. of Units	—	—	—	—	—	—	155,931	182,864	249,297	243,833

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	16.360	15.777	16.266	15.145	14.721
Value at End of Year	—	—	—	—	—	—	16.360	15.777	16.266	15.145
No. of Units	—	—	—	—	—	—	154,298	167,194	167,033	175,778

Ultra Short Term Bond Trust - Series I Shares (units first credited 08-23-2010)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	12.346	12.069	11.999	12.016	12.049	12.151	12.251	12.357	12.391	12.475
Value at End of Year	12.427	12.346	12.069	11.999	12.016	12.049	12.151	12.251	12.357	12.391
No. of Units	673,288	512,336	591,209	471,120	574,149	535,366	496,458	620,810	411,067	211,907

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.117	11.869	11.824	11.864	11.921	12.045	12.169	12.299	12.357	12.466
Value at End of Year	12.172	12.117	11.869	11.824	11.864	11.921	12.045	12.169	12.299	12.357
No. of Units	289,067	224,328	211,397	213,211	271,917	217,037	205,138	159,922	157,514	37,158

Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series I Shares (units first credited 02-11-2008)

Venture Opportunity A Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	23.596	20.547	22.733	20.866	15.535	13.336	13.313
Value at End of Year	—	—	—	—	23.596	20.547	22.733	20.866	15.535	13.336
No. of Units	—	—	—	—	579,486	665,196	721,418	908,155	1,186,050	1,317,081

Venture Opportunity A Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	23.180	20.225	22.422	20.621	15.383	13.233	13.236
Value at End of Year	—	—	—	—	23.180	20.225	22.422	20.621	15.383	13.233
No. of Units	—	—	—	—	370,630	424,692	426,733	481,783	584,228	644,989

To obtain a free copy of the Venture® Opportunity A Share Variable Annuity Statement of Additional Information dated April 26, 2021, please contact our Annuities Service Center.

Statement of Additional Information
Dated April 26, 2021
John Hancock Life Insurance Company (U.S.A.) Separate Account H
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:
Prospectus Issued by John Hancock USA
(to be read with this Statement of Additional Information)
Venture® Opportunity A Share Variable Annuities
You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:
John Hancock Life Insurance Company (U.S.A.)
John Hancock Annuities Service Center
Overnight Mail Address	Mailing Address
410 University Avenue, STE 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities

General Information and History
John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48304. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue – Suite 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Accumulation Unit Value Tables
The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation “CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We pay DXC $2.56 million for 2021, plus certain other fees for the services provided.
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Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2020, 2019, and 2018, were $171,491,829, $191,144,402, and $210,202,441, respectively.
Special Compensation and Reimbursement Arrangements
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Wwners, but we expect to recoup it through the fees and charges imposed under the Contract.
We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock’s annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.
We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.
Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.
During 2020, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) was the exclusive distributor soliciting sales of the Venture Opportunity variable annuity Contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2020.
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Your Edward Jones Co., L.P. financial advisor can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.
The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2341(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her financial advisor is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.
Sales and Asset Based Payments
We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.
The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.
Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.
Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments
We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Payments
We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.
Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides
3

these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
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Appendix A: Audited Financial Statements
A-1

AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2020, 2019 and 2018 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

1

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 31, 2021

2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$49,194	$47,193
Stocks:
Preferred stocks	36	15
Common stocks	1,082	1,050
Investments in affiliates	2,879	2,824
Mortgage loans on real estate	11,573	11,647
Real estate:
Company occupied	151	161
Investment properties	4,058	4,045
Cash, cash equivalents and short-term investments	6,620	3,816
Policy loans	2,765	2,888
Derivatives	20,197	13,049
Receivable for collateral on derivatives	210	154
Receivable for securities	1	2
Other invested assets	9,388	9,487
Total cash and invested assets	108,154	96,331
Investment income due and accrued	775	701
Premiums due	49	77
Amounts recoverable from reinsurers	360	216
Funds held by or deposited with reinsured companies	2,890	3,042
Other reinsurance receivable	284	225
Amounts due from affiliates	171	246
Other assets	1,981	1,720
Assets held in separate accounts	151,488	140,747
Total admitted assets	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$68,229	$65,942
Policyholders’ and beneficiaries’ funds	2,494	2,260
Consumer notes	138	138
Dividends payable to policyholders	348	376
Policy benefits in process of payment	577	456
Other amount payable on reinsurance	502	545
Other policy obligations	40	46
Total policy and contract obligations	72,328	69,763
Payable to parent and affiliates	2,725	1,934
Transfers to (from) separate account, net	(325)	(323)
Asset valuation reserve	2,888	2,798
Reinsurance in unauthorized companies	55	190
Funds withheld from unauthorized reinsurers	167	161
Interest maintenance reserve	1,795	1,557
Net deferred tax liability	79	101
Derivatives	13,303	7,297
Payables for collateral on derivatives	2,096	828
Payables for securities	192	520
Funds held under coinsurance	8,904	8,074
Other general account obligations	1,449	1,182
Obligations related to separate accounts	151,488	140,747
Total liabilities	257,144	234,829

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2020 and 2019)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2020 and 2019)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,199	4,667
Total capital and surplus	9,008	8,476
Total liabilities and capital and surplus	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$11,667	$14,948	$5,816
Consideration for supplementary contracts with life contingencies	141	145	132
Net investment income	4,095	4,406	4,665
Amortization of interest maintenance reserve	149	151	179
Commissions and expense allowance on reinsurance ceded	593	638	468
Reserve adjustment on reinsurance ceded	(4,593)	(7,575)	(7,820)
Separate account administrative and contract fees	1,683	1,711	1,786
Other revenue	71	145	193
Total premiums and other revenues	13,806	14,569	5,419

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,880	12,851	12,322
Annuity benefits	787	1,122	1,735
Disability and long-term care benefits	943	853	801
Interest and adjustments on policy or deposit-type funds	48	32	(52)
Payments on supplementary contracts with life contingencies	210	207	203
Increase (decrease) in life and long-term care reserves	2,297	1,863	(5,078)
Total benefits paid or provided	17,165	16,928	9,931

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	975	1,052	1,078
General expenses	972	1,041	1,186
Insurance taxes, licenses and fees	149	159	167
Net transfers to (from) separate accounts	(6,427)	(7,050)	(7,616)
Investment income ceded	2,664	1,577	1,052
Other (income) deductions	(264)	20	(459)
Total insurance expenses and other deductions	(1,931)	(3,201)	(4,592)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(1,428)	842	80
Dividends to policyholders	92	110	111
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,520)	732	(31)
Federal income tax expense (benefit)	(64)	(286)	(725)
Income (loss) from operations before net realized capital gains (losses)	(1,456)	1,018	694

Net realized capital gains (losses)	2,066	198	340
Net income (loss)	$610	$1,216	$1,034

The accompanying notes are an integral part of these statutory-basis financial statements.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2018	$5	$3,219	$585	$4,300	$8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	$5	$3,219	$585	$5,199	$9,008

The accompanying notes are an integral part of these statutory-basis financial statements.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$14,021	$15,079	$13,901
Net investment income received	4,139	4,394	4,828
Separate account fees	1,683	1,711	1,786
Commissions and expenses allowance on reinsurance ceded	593	638	468
Miscellaneous income	304	207	668
Benefits and losses paid	(19,600)	(23,052)	(22,601)
Net transfers from (to) separate accounts	6,462	7,038	7,670
Commissions and expenses (paid) recovered	(4,808)	(3,467)	(3,763)
Dividends paid to policyholders	(120)	(127)	(126)
Federal and foreign income and capital gain taxes (paid) recovered	(479)	677	(617)
Net cash provided by (used in) operating activities	2,195	3,098	2,214

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,253	15,032	22,532
Stocks	203	142	566
Mortgage loans on real estate	919	1,698	880
Real estate	315	106	2,507
Other invested assets	1,054	1,558	2,066
Derivatives	1,969	-	-
Net gains (losses) on cash, cash equivalents and short term investments	18	1	(4)
Total investment proceeds	22,731	18,537	28,547

Cost of investments acquired:
Bonds	21,825	17,230	25,992
Stocks	118	105	114
Mortgage loans on real estate	830	1,261	1,975
Real estate	216	359	213
Other invested assets	1,307	1,354	2,530
Derivatives	-	139	12
Total cost of investments acquired	24,296	20,448	30,836
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	885	(395)	(547)
Net (increase) decrease in policy loans	123	(100)	(62)
Net cash provided by (used in) investment activities	(557)	(2,406)	(2,898)

Financing and miscellaneous activities
Borrowed funds	497	(10)	(42)
Net deposits (withdrawals) on deposit-type contracts	233	(135)	(288)
Dividend paid to Parent	(975)	(845)	(600)
Other cash provided (applied)	1,411	1,126	471
Net cash provided by (used in) financing and miscellaneous activities	1,166	136	(459)

Net increase (decrease) in cash, cash equivalents and short-term investments	2,804	828	(1,143)
Cash, cash equivalents and short-term investments at beginning of year	3,816	2,988	4,131
Cash, cash equivalents and short-term investments at end of year	$6,620	$3,816	$2,988

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$2,166	$(109)	$7,873
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(2,166)	109	(7,873)

The accompanying notes are an integral part of these statutory-basis financial statements.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2020, 2019 and 2018, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2020 and 2019, the Company held reserves of $ 1,055 million and $ 1,032 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2020 and 2019. Reserves at December 31, 2020 and 2019 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”) which has replaced Actuarial Guideline 43 (“AG-43”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2020 and 2019, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l)

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2020 and 2019, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company is currently assessing which expedients to adopt and the impact of this guidance on its financial statements.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2020, 2019 and 2018.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795

Total bonds	$47,193	$5,528	$(110)	$52,611

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$893	$910
Due after one year through five years	6,205	6,601
Due after five years through ten years	8,319	9,336
Due after ten years	27,732	34,185
Mortgage-backed and asset-backed securities	6,045	7,033

Total	$49,194	$58,065

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2020	2019

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$305	$211
Bonds and cash pledged in support of exchange-traded futures	601	344
Bonds and cash pledged in support of cleared interest rate swaps	1,058	880

Total fair value	$1,964	$1,435

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	93
Pledged collateral under reinsurance agreements	2,899	2,755

Total carrying value	$3,005	$2,862

At December 31, 2020 and 2019, the Company held below investment grade corporate bonds of $2,968 million and $2,412 million, with an aggregate fair value of $3,116 million and $2,508 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

Year Ended December 31, 2019

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)

Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

At December 31, 2020 and 2019, there were 146 and 172 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $56 million and $29 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $112 million, $27 million, and $72 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 52, 13, and 21 securities, respectively.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The total recorded investment in restructured corporate bonds at December 31, 2020, 2019 and 2018 was $0 million, $0 million, and $0 million, respectively. There were 0, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2020, 2019 and 2018, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2020	2019	2018

(in millions)
Proceeds	$16,955	$12,389	$28,102
Realized gross gains	625	356	729
Realized gross losses	(67)	(50)	(407)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2020 and 2019.

Affiliate Transactions

In 2020, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879
Total stocks	$2,316	$1,696	$(15)	$3,997

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

*Affiliates - fair value represents the carrying value

At December 31, 2020 and 2019, there were 73 and 120 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $4 million at December 31, 2020 and 2019, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $18 million, $7 million, and $11 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 144, 132, and 95 securities, respectively. These are primarily made up of impairments on public and private common stocks.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2020 and 2019, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

  December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

  December 31, 2019:

Property Type	Carrying Value
(in millions)
Apartments	$2,863
Industrial	752
Office buildings	3,073
Retail	3,263
Agricultural	-
Agribusiness	223
Mixed use	7
Other	1,470
Allowance	(4)

Total mortgage loans on real estate	$11,647

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,453
East South Central	276
Middle Atlantic	1,700
Mountain	538
New England	633
Pacific	3,710
South Atlantic	2,275
West North Central	325
West South Central	737
Canada / Other	4
Allowance	(4)

Total mortgage loans on real estate	$11,647

The aggregate mortgages outstanding to any one borrower do not exceed $461 million.

During 2020, the respective maximum and minimum lending rates for commercial mortgage loans issued were 4.52% and 2.21%. The Company issued no agricultural loans during 2020 or 2019. The Company issued no purchase money mortgages in 2020 and 2019. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

million, $0 million, and $0 million at December 31, 2020, 2019 and 2018, respectively. The average recorded investment in impaired loans was $10 million, $39 million, and $56 million at December 31, 2020, 2019 and 2018, respectively. The Company recognized $1 million, $3 million, and $4 million of interest income during the period the loans were impaired for the years ended December 31, 2020, 2019 and 2018, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2020 and 2019. The Company was not a participant or co-lender in a mortgage loan agreement in 2020 and 2019.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2020	2019

(in millions)
AAA	$305	$335
AA	2,975	2,845
A	5,137	5,169
BBB	2,536	3,145
BB	609	147
B and lower and unrated	11	6

Total	$11,573	$11,647

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2020	2019

(in millions)
Properties occupied by the company	$195	$239
Properties held for the production of income	5,088	4,996
Properties held for sale	-	-
Less accumulated depreciation	(1,074)	(1,029)

Total	$4,209	$4,206

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2020, 2019 and 2018, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest an additional $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). As of December 31, 2020, the Company funded $60 million of the commitment.

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2020 and 2019.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $21 million, $97 million, and $39 million of impairments on partnerships and LLCs during the years ended December 31, 2020, 2019 and 2018, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2020 or 2019.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2020 and 2019, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2020 and 2019.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2020 or 2019.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2020	2019	2018

(in millions)
Income:
Bonds	$2,135	$2,117	$2,279
Preferred stocks	-	-	-
Common stocks	17	125	126
Mortgage loans on real estate	566	569	594
Real estate	461	432	638
Policy loans	177	188	175
Cash, cash equivalents and short-term investments	20	45	38
Other invested assets	783	920	1,069
Derivatives	493	519	427
Other income	7	-	(21)

Total investment income	4,659	4,915	5,325

Expenses
Investment expenses	(372)	(331)	(424)
Investment taxes, licenses and fees, excluding federal income taxes	(55)	(51)	(76)
Investment interest expense	(44)	(42)	(48)
Depreciation on real estate and other invested assets	(93)	(85)	(112)

Total investment expenses	(564)	(509)	(660)

Net investment income	$4,095	$4,406	$4,665

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2020	2019	2018

(in millions)
Realized capital gains (losses)	$3,010	$735	$730
Less amount transferred to the IMR (net of related tax benefit (expense) of $(174) in 2020, $(89) in 2019, and $2 in 2018)	653	336	(6)

Realized capital gains (losses) before tax	2,357	399	736
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	291	201	396

Net realized capital gains (losses)	$2,066	$198	$340

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,359	$-	$-	$287	$195
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	5,217	-	-	766	367
	Foreign currency swaps	321	27	-	38	1
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,310	-	-	457	49
	Equity total return swaps	41	-	-	3	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,248	$27	$-	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	-	479	-
	Interest rate futures	10,281	-	-	-	-
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	-	-	-	-
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$762	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$762	$-

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2019

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122

Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recorded unrealized gains (losses) of $376 million, $278 million, and $231 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2020, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 26 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2020, 2019 and 2018 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2020	2019	2018

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$19	$(171)	$(193)
Interest rate treasury locks	836	916	(417)
Interest rate options	204	89	(35)
Interest rate futures	92	(379)	212
Foreign currency swaps	7	18	-
Foreign currency forwards	16	(2)	6
Foreign currency futures	(3)	5	(11)
Equity total return swaps	(4)	(15)	9
Equity index options	122	177	(133)
Equity index futures	(48)	(169)	121
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$1,241	$469	$(441)

Net realized capital gain (loss):
Interest rate swaps	$19	$11	$(225)
Interest rate treasury locks	1,240	428	43
Interest rate options	(3)	(17)	(5)
Interest rate futures	723	873	(411)
Foreign currency swaps	4	6	4
Foreign currency forwards	(17)	21	(16)
Foreign currency futures	(40)	18	61
Equity total return swaps	6	(17)	(2)
Equity index options	76	(1)	49
Equity index futures	(238)	(944)	157
Credit default swaps	-	1	-

Total net realized capital gain (loss)	$1,770	$379	$(345)

Total gain (loss) from derivatives in other hedging relationships	$3,011	$848	$(786)

The table above does not include unrealized gains (losses) of ($2) million, $17 million, ($28) million and realized gains (losses) of $0 million, $6 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $144 million, $36 million, and ($229) million (including $31 million,$23 million, and ($226) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2020, 2019 and 2018, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had no CDS protection sold at December 31, 2020 and 2019.

The Company held no purchased credit protection at December 31, 2020 and 2019. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2020 and 2019, the Company accepted collateral consisting of cash of $2,096 million and $828 million, and various securities with a fair value of $7,166 million and $6,105 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due

(in millions)
2021	$143
2022	-
2023	-
2024	-
Thereafter	-

Total Future Settled Premiums	$143

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$98	$64	$162
Current Year	$143	$92	$235

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2020 and 2019, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $367 million and $310 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2020 and 2019, the equity total return swap agreements with MLI had a fair value of $10 million and $17 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2020 and 2019, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $2 million and $0 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-

Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148

Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367

Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,491 million and $2,429 million at December 31, 2020 and 2019, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums earned
Direct	$18,998	$20,649	$20,067
Assumed	522	519	603
Ceded	(7,853)	(6,220)	(14,854)
Net	$11,667	$14,948	$5,816

Benefits to policyholders ceded	$(14,395)	$(15,433)	$(15,881)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2020, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2020, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,725 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(208)	$(233)	$(219)
Premiums assumed	83	93	88
Benefits ceded	(629)	(601)	(594)
Benefits assumed	252	240	238

Other reinsurance receivable (payable)	(1)	-	-
Funds held by or deposited with reinsured companies	2,885	3,038	3,183

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$(1)	$(2,792)
Benefits ceded, net	(536)	(623)	(541)

Other reinsurance receivable	69	81	96
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$-	$(5,317)
Benefits ceded, net	(455)	(474)	(134)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	50	45	20
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

Year ended
December 31,
2020
(in millions)
Premiums ceded, net	$(2,438)
Benefits ceded, net	(8)

Funds held by or deposited with reinsured companies	-
Other reinsurance receivable	2
Other amounts payable on reinsurance	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. The Company is expected to receive approximately $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2020, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$(138)	$(159)	$(167)
Benefits ceded, net	(439)	(396)	(408)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	59	42	39
Other amounts payable on reinsurance	6	3	5
Treaty settlement received (paid)	171	207	208

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(482)	$(510)	$(501)
Premiums ceded, impact of treaty recaptured	-	-	-
Benefits ceded	(638)	(615)	(573)

Other reinsurance receivable	8	-	13
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	8,628	7,771	7,131
Treaty settlement received (paid)	27	5	20

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,589 million and $9,306 million at December 31, 2020 and 2019, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $8,628 million and $7,766 million at December 31, 2020 and 2019, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(2,797)	$(3,243)	$(3,763)
Benefits ceded	(8,739)	(10,026)	(10,700)

Other reinsurance receivable	59	7	185
Other amounts payable on reinsurance	287	367	660
Funds withheld from unauthorized reinsurers	167	16	7
Funds held under coinsurance	-	81	143
Treaty settlement received (paid)	867	(448)	178

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $780 million and $2,063 million as a coinsurance reserve and JHUSA holds $2,199 million and $249 million as a modified coinsurance reserve at December 31, 2020 and 2019, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $167 million and $16 million at December 31, 2020 and 2019, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$30	$(102)	$(133)
Benefits ceded	(579)	(623)	(595)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	7	7
Funds withheld from unauthorized reinsurers	-	145	329
Treaty settlement received (paid)	(23)	(30)	(30)

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	-
Benefits ceded	(26)	(24)	(22)
Benefits assumed	23	19	19

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	6	4	5
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(20)	(22)	(23)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(161)	$(150)	$(135)
Premiums assumed	-	-	-
Benefits ceded	(44)	(22)	(17)
Benefits assumed	-	-	-

Other reinsurance receivable	-	7	-
Other amounts payable on reinsurance	9	-	22
Funds held under coinsurance	276	222	102
Treaty settlement received (paid)	(63)	(6)	(68)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2020.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$26	$18	$44
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	26	18	44
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	26	18	44
(f) Deferred tax liabilities	(1)	23	22
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$27	$(5)	$22

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2020 and 2019, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$18	$18

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(158)	-	(158)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(158)	-	(158)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	80	-	80

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	184	-	184

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$26	$18	$44

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2020	2019

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	845%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$ 8,997	$ 8,461

Impact of tax planning strategies is as follows:

	December 31, 2020
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2019
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$26	$18
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$26	$18
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

1. Current income tax
(a) Federal	$(64)	$(286)	$ 222
(b) Foreign	-	-	-

(c) Subtotal	(64)	(286)	222
(d) Federal income tax on net capital gains	291	201	90
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$227	$(85)	$ 312

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	682	665	17
(4) Investments	103	80	23
(5) Deferred acquisition costs	473	462	11
(6) Policyholder dividends accrual	46	49	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	32	-
(9) Pension accrual	21	18	3
(10) Receivables - nonadmitted	62	59	3
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	121	121	-
(13) Other (including items <5% of total ordinary tax assets)	20	48	(28)

(99) Subtotal	$1,560	$1,534	$26

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,439	$1,413	$26

(e) Capital:
(1) Investments	$87	$69	$18
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$87	$69	$18

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$87	$69	$18
(i) Admitted deferred tax assets (2(d)+2(h))	$1,526	$1,482	$44

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,176	$1,100	$76
(2) Fixed assets	27	18	9
(3) Deferred and uncollected premium	6	12	(6)
(4) Policyholder reserves	208	256	(48)
(5) Other (including items <5% of total ordinary tax liabilities)	71	103	(32)

(99) Subtotal	$1,488	$1,489	$(1)
(b) Capital:
(1) Investments	$117	$94	$23
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$117	$94	$23

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,605	$1,583	$22

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(79)	$(101)	$22

The change in net deferred income taxes is comprised of the following:

	December 31,

	2020	2019	Change

(in millions)

Total deferred tax assets	$1,526	$1,482	$44
Total deferred tax liabilities	1,605	1,583	22

Net deferred tax assets (liabilities)	$(79)	$(101)	$22

Tax effect of unrealized gains and losses			(159)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			34

Change in net deferred income taxes			$149

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2020	2019	2018

(in millions)

Ordinary provisions computed at statutory rate	$67	$221	$(7)
Net realized capital gains (losses) before IMR at statutory rate	246	87	153
Change in nonadmitted assets	-	-	-
Reinsurance	47	(49)	77
Valuation allowance	-	-	-
Tax-exempt income	(18)	(22)	1
Nondeductible expenses	3	2	2
Foreign tax expense gross up	5	6	5
Amortization of IMR	(87)	(32)	(138)
Tax recorded in surplus	(11)	(11)	14
Dividend received deduction	(95)	(134)	(159)
Investment in subsidiaries	(15)	(16)	(18)
Prior year adjustment	(12)	(19)	(69)
Tax credits	(21)	(27)	(23)
Change in tax reserve	1	(13)	33
Pension	-	-	-
Tax rate change	(32)	-	(185)
Other	-	-	2

Total	$78	$(7)	$(312)

Federal and foreign income taxes incurred	$(64)	$(286)	$(725)
Capital gains tax	291	201	396
Change in net deferred income taxes	(149)	78	17

Total statutory income tax expense (benefit)	$78	$(7)	$(312)

As of December 31, 2020, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $268 million, $0 million and $0 million for the years 2020, 2019 and 2018 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
JH Signature Insurance Agency, Inc. (formerly
John Hancock Assignment Company	Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $37 million and $52 million at December 31, 2020 and 2019, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 is currently in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2020	2019

(in millions)
Balance at beginning of year	$71	$108
Additions based on tax positions related to the current year	1	1
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(38)

Balance at end of year	$72	$71

Included in the balances as of December 31, 2020 and 2019, are $72 million and $71 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2020 and 2019, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and ($3) million of interest expense / (benefit) for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had approximately $4 million and $7 million accrued for interest as of December 31, 2020 and 2019, respectively. The Company did not recognize any material penalties for the years ended December 31, 2020, 2019 and 2018.

The Company filed a refund claim with the IRS for the AMT credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $243 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2020, 2019 and 2018, the Company paid ordinary dividends of $975 million, $845 million and $600 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2020 and 2019, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2020.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2020, 2019 and 2018. Total interest paid through December 31, 2020 was $879 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

was extended to December 14, 2021. Interest expense was $3 million, $5 million, and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively. Total interest paid through December 31, 2020 was $32 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $178 million, $216 million, and $296 million, respectively, for the years ended December 31, 2020, 2019 and 2018.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $688 million, $744 million, and $748 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2020, 2019 and 2018, respectively, the Company received dividends of $21 million, $22 million, and $28 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $72 million, $77 million, and $83 million from JHD, $0 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $217 million, $251 million, and $404 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $0 million, and $1 million from CLA CRE Opportunity Fund I LP and $0 million, $0 million and $27 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2020 and 2019, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $596 million and $586 million at December 31, 2020 and 2019, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2020	2019

(In millions)
The Manufacturers Investment Corporation	$1,262	$320
John Hancock Financial Corporation	53	89
Manulife Reinsurance Limited	23	27
Manulife Reinsurance (Bermuda) Ltd.	185	229
Manulife (Michigan) Reassurance Company	2	7
John Hancock Life & Health Insurance Company	187	228
John Hancock Reassurance Company, Ltd.	172	65
John Hancock Life Insurance Company New York	377	520
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	23	18
John Hancock Insurance Agency, Inc.	6	6
Essex Corporation	1	1
John Hancock Signature Services Inc.	8	7
John Hancock Realty Advisors	2	3
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	82	41
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	33	39
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	7	8
John Hancock Retirement Plan Services LLC	23	49
The Berkeley Financial Group, LLC	3	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	23	19
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	43	45
Hancock Natural Resource Group, Inc.	19	35
Hancock Forest Management, Inc.	4	6
John Hancock Personal Financial Services, LLC	7	2
John Hancock Funding Company LLC	10	(4)

Total	$2,577	$1,788

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $383 million, purchase other invested assets of $2,381 million, purchase real estate of $112 million, and issue agricultural and commercial mortgages of $71 million at December 31, 2020. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2021.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2021	$9
2022	8
2023	5
2024	3
2025	3
Thereafter	12

Total	$40

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2019

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%

Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%

Total (gross)	19,262	507	125,004	144,773	100%

Reinsurance ceded	10,116	-	-	10,116

Total (net)	$9,146	$507	$125,004	$134,657

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,018	5,911	6,692
c. Universal Life with Secondary Guarantees	14,070	12,258	24,355
d. Indexed Universal Life	878	627	869
e. Indexed Universal Life with Secondary Guarantees	829	706	735
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,608	17,608	18,733
h. Variable Life	-	-	23
i. Variable Universal Life	2,963	2,944	3,054
j. Miscellaneous Reserves	-	-	4,947
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,062
b. Accidental Death Benefits	-	-	9
c. Disability - Active Lives	-	-	43
d. Disability - Disabled Lives	-	-	148
e. Miscellaneous Reserves	-	-	320

(3) Total (gross: direct + assumed)	$42,366	$40,054	$62,990
(4) Reinsurance Ceded	9,223	9,150	19,466

(5) Total (net) (3) - (4)	$33,143	$30,904	$43,524

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,957	$1,927	$1,957
i. Variable Universal Life	12,947	12,647	12,697
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,904	$14,574	$14,654
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,904	$14,574	$14,654

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2020	2019	2020	2019

Group Annuity Contracts (401K)	$102,008	$91,376	$-	$-
Variable and Fixed Annuities	28,882	30,453	20	20
Life Insurance	16,710	15,022	-	-
Fixed Products - Institutional and stable value fund	2,067	2,009	-	-
Fixed Products - Retail	29	28	285	324
Investments - Funds	1,487	1,515	-	-

Total	$151,183	$140,403	$305	$344

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2020	2019

(in millions, except for ages)
Account value	$29,088	$30,730
Amount of reserve held	2,873	1,000
Net amount at risk - gross	4,757	4,670
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2020 and 2019:

●	VM-21 is used in 2020 to determine the aggregate reserve for variable annuity products. Actuarial Guideline 43 (“AG 43”) is used in the 2019 reserve calculations.

●

For 2020, the prescribed Economic Scenario Generator (“ESG”) is used for VM-21, so there are no calibration criteria requirements. The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43 for 2019.

●

In 2020 and 2019, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2020 and 2019, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the applicable swap curve at December 31 is used for discounting each year.

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,

	2020	2019

(in millions)
Type of Fund
Equity	$26,756	$26,688
Balanced	8,257	8,787
Bonds	5,588	5,634
Money Market	483	360

Total	$41,084	$41,469

Information regarding the separate accounts of the Company is as follows:

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$13,370	$13,370	$-	$14,538	$14,538

Reserves for accounts with assets at:
Fair value	440	150,318	150,758	507	139,658	140,165
Amortized cost	-	-	-	-	-	-

Total	$440	$150,318	$150,758	$507	$139,658	$140,165

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$241	$ 1,590	$1,831	$ 302	$ 1,567	$1,869
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,118	1,118	-	1,240	1,240
At fair value	-	145,636	145,636	-	134,458	134,458
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,735	1,735	-	2,204	2,204

Subtotal	241	150,079	150,320	302	139,469	139,771
Not subject to discretionary withdrawal	199	239	438	205	189	394

Total	$440	$ 150,318	$150,758	$ 507	$ 139,658	$140,165

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2020	2019	2018

(in millions)
Transfers to separate accounts	$18,902	$16,277	$15,071
Transfers from separate accounts	25,329	23,327	22,687

Net transfers to (from) separate accounts	$(6,427)	$(7,050)	$(7,616)

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $32 million, $30 million, and $26 million in 2020, 2019 and 2018, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2020, 2019 and 2018, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $333 million and $313 million at December 31, 2020 and 2019, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program. The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2020, 2019 and 2018, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2020 and 2019 was $147 million and $127 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2020 and 2019 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2020, 2019 and 2018, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2020, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2020, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which was extended to 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2020. At December 31, 2020, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2020, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2020, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $4 million for the years ended December 31, 2020 and 2019.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 30 basis points per annum and is payable quarterly. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 140 basis points per annum. The loan will be repaid and the facility terminated on or before June 30, 2021. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective April 30, 2020, the Company entered into a short-term loan facility with MLI. Under the terms of the agreement, the Company may loan up to $750 million to MLI at prevailing interest rates in accordance with the loan agreement. Effective June 30, 2020, the loan facility was terminated. The Company had no borrowings under the agreement.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2020 and 2019 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; 2025-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $8 million, $4 million, and $10 million in 2020, 2019 and 2018, respectively. Interest paid amounted to $8 million, $6 million, and $8 million in 2020, 2019 and 2018, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

FHLBI membership stock of $21 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2020 and 2019, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2020

	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

December 31, 2019

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2020

(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

	December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$572	$526	$300
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$572	$526	$300

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2020 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2020	2019

(in millions)

Assets:
Bonds	$1,837	$2,145
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	391	429
Real estate	640	668
Cash, cash equivalents and short-term investments	12	5
Policy loans	1,654	1,780
Other invested assets	655	437

Total cash and invested assets	5,189	5,464
Investment income due and accrued	99	113
Premiums due	4	4
Net deferred tax asset	36	35
Other closed block assets	27	7

Total closed block assets	$5,355	$5,623

Obligations:
Policy reserves	5,040	5,346
Policyholders’ and beneficiaries’ funds	54	56
Dividends payable to policyholders	274	295
Policy benefits in process of payment	173	65
Other policy obligations	-	2
Other closed block obligations	194	192

Total closed block obligations	$5,735	$5,956

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2020 financial statements through March 31, 2021, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

80

A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2020

1 of 80

John Hancock Life Insurance Company (U.S.A.)

Separate Account H

Audited Financial Statements

December 31, 2020

2 of 80

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) as of December 31, 2020, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020 and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 31, 2021

3 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

500 Index Fund Series I	Health Sciences Trust Series II

500 Index Fund Series II	High Yield Trust Series I

500 Index Fund Series NAV	High Yield Trust Series II

Active Bond Trust Series I	International Equity Index Series I

Active Bond Trust Series II	International Equity Index Series II

American Asset Allocation Trust Series I	International Equity Index Series NAV

American Asset Allocation Trust Series II	International Small Company Trust Series I

American Asset Allocation Trust Series III	International Small Company Trust Series II

American Global Growth Trust Series II	Investment Quality Bond Trust Series I

American Global Growth Trust Series III	Investment Quality Bond Trust Series II

American Growth Trust Series II	Lifestyle Aggressive Portfolio Series I

American Growth Trust Series III	Lifestyle Aggressive Portfolio Series II

American Growth-Income Trust Series I	Lifestyle Balanced Portfolio Series I

American Growth-Income Trust Series II	Lifestyle Balanced Portfolio Series II

American Growth-Income Trust Series III	Lifestyle Conservative Portfolio Series I

American International Trust Series II	Lifestyle Conservative Portfolio Series II

American International Trust Series III	Lifestyle Growth Portfolio Series I

Basic Value Focus	Lifestyle Growth Portfolio Series II

Blue Chip Growth Trust Series I	Lifestyle Growth Portfolio Series NAV

Blue Chip Growth Trust Series II	Lifestyle Moderate Portfolio Series I

Capital Appreciation Trust Series I	Lifestyle Moderate Portfolio Series II

Capital Appreciation Trust Series II	Managed Volatility Aggressive Portfolio Series I

Capital Appreciation Value Trust Series II	Managed Volatility Aggressive Portfolio Series II

Core Bond Trust Series I	Managed Volatility Balanced Portfolio Series I

Core Bond Trust Series II	Managed Volatility Balanced Portfolio Series II

Disciplined Value International Trust Series I	Managed Volatility Conservative Portfolio Series I

Disciplined Value International Trust Series II	Managed Volatility Conservative Portfolio Series II

DWS Equity 500 Index	Managed Volatility Growth Portfolio Series I

Emerging Markets Value Trust Series II	Managed Volatility Growth Portfolio Series II

Emerging Markets Value Trust Series NAV	Managed Volatility Growth Portfolio Series NAV

Equity Income Trust Series I	Managed Volatility Moderate Portfolio Series I

Equity Income Trust Series II	Managed Volatility Moderate Portfolio Series II

Financial Industries Trust Series I	Mid Cap Index Trust Series I

Financial Industries Trust Series II	Mid Cap Index Trust Series II

Fundamental All Cap Core Trust Series II	Mid Cap Stock Trust Series I

Fundamental Large Cap Value Trust Series I	Mid Cap Stock Trust Series II

Fundamental Large Cap Value Trust Series II	Mid Value Trust Series I

Global Allocation	Mid Value Trust Series II

Global Trust Series I	Money Market Trust Series I

Global Trust Series II	Money Market Trust Series II

Health Sciences Trust Series I	Money-Market Trust Series NAV

4 of 80

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account H

Opportunistic Fixed Income Trust Series I	Small Cap Stock Trust Series I

Opportunistic Fixed Income Trust Series II	Small Cap Stock Trust Series II

PIMCO All Asset	Small Cap Value Trust Series I

Real Estate Securities Trust Series I	Small Cap Value Trust Series II

Real Estate Securities Trust Series II	Small Company Value Trust Series I

Science & Technology Trust Series I	Small Company Value Trust Series II

Science & Technology Trust Series II	Strategic Income Opportunities Trust Series I

Select Bond Trust Series I	Strategic Income Opportunities Trust Series II

Select Bond Trust Series II	Total Bond Market Series Trust NAV

Short Term Government Income Trust Series I	Total Bond Market Trust Series II

Short Term Government Income Trust Series II	Total Stock Market Index Trust Series I

Small Cap Index Trust Series I	Total Stock Market Index Trust Series II

Small Cap Index Trust Series II	Ultra Short Term Bond Trust Series I

Small Cap Opportunities Trust Series I	Ultra Short Term Bond Trust Series II

Small Cap Opportunities Trust Series II	Value Opportunities

5 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I

Total Assets

Investments at fair value	$148,171,180	$63,007,091	$193,699,071	$24,963,419	$134,054,358	$115,923,490

Units outstanding	4,338,902	1,952,905	5,503,957	1,110,855	6,336,500	4,604,947

Unit value	$34.15	$32.26	$35.19	$22.47	$21.16	$25.17

Shares	3,439,443	1,462,221	4,497,308	2,414,257	12,939,610	9,455,423

Cost	$98,167,901	$46,467,108	$108,976,029	$23,644,935	$127,211,637	$121,474,287

See accompanying notes.

6 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III

Total Assets

Investments at fair value	$888,734,443	$124,837,725	$161,922,073	$31,935,410	$631,753,804	$102,290,185

Units outstanding	36,881,169	4,202,841	4,896,306	803,752	9,062,761	1,953,525

Unit value	$24.10	$29.70	$33.07	$39.73	$69.71	$52.36

Shares	72,490,575	10,174,224	8,236,118	1,616,983	27,384,213	4,410,961

Cost	$898,070,772	$127,263,617	$124,077,112	$24,065,482	$489,260,248	$78,824,499

See accompanying notes.

7 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Growth- Income Trust Series I	American Growth- Income Trust Series II	American Growth- Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus

Total Assets

Investments at fair value	$110,630,818	$448,300,793	$207,202,763	$274,987,974	$37,552,838	$3,801,122

Units outstanding	2,316,917	10,493,324	5,724,055	7,899,256	1,772,570	74,575

Unit value	$47.75	$42.72	$36.20	$34.81	$21.19	$50.97

Shares	6,971,066	28,391,437	13,089,246	12,855,913	1,759,739	281,148

Cost	$115,765,708	$457,408,385	$213,714,785	$230,645,422	$31,411,959	$3,891,959

See accompanying notes.

8 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I

Total Assets

Investments at fair value	$281,322,858	$130,587,339	$196,184,567	$77,120,741	$268,576,891	$61,027,103

Units outstanding	3,051,706	2,083,670	4,197,038	1,156,226	8,471,997	3,183,979

Unit value	$92.19	$62.67	$46.74	$66.70	$31.70	$19.17

Shares	6,996,341	3,393,642	25,813,759	11,738,317	20,163,430	4,288,623

Cost	$226,443,437	$110,344,331	$164,696,472	$59,749,029	$237,829,565	$57,601,272

See accompanying notes.

9 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series II

Total Assets

Investments at fair value	$72,608,602	$12,882,761	$29,116,090	$1,416,288	$157,037,005	$101,646,229

Units outstanding	3,960,067	226,313	2,378,818	113,096	2,707,743	3,321,607

Unit value	$18.34	$56.92	$12.24	$12.52	$58.00	$30.60

Shares	5,106,090	515,723	3,010,971	146,614	11,387,745	7,419,433

Cost	$68,651,605	$9,327,360	$29,213,541	$1,453,523	$176,036,419	$111,435,618

See accompanying notes.

10 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Allocation

Total Assets

Investments at fair value	$7,491,699	$11,294,035	$45,549,803	$187,209,581	$137,695,178	$256,269

Units outstanding	275,188	401,819	808,009	5,358,588	4,415,133	9,568

Unit value	$27.22	$28.11	$56.37	$34.94	$31.19	$26.78

Shares	585,747	891,400	1,515,296	7,458,549	5,446,803	13,203

Cost	$7,523,827	$11,259,920	$29,768,796	$133,825,349	$98,661,822	$219,469

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II

Total Assets

Investments at fair value	$23,520,323	$52,730,773	$246,986,185	$22,769,452	$55,264,926	$73,088,651

Units outstanding	672,682	2,390,243	10,891,045	1,001,522	507,410	700,307

Unit value	$34.96	$22.06	$22.68	$22.73	$108.92	$104.37

Shares	1,747,424	3,979,681	11,823,178	1,094,685	1,778,723	2,614,979

Cost	$22,214,149	$49,607,355	$223,113,406	$21,078,594	$45,022,297	$61,889,016

See accompanying notes.

12 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Small Company Trust Series I

Total Assets

Investments at fair value	$52,470,397	$43,033,811	$16,341,810	$18,700,721	$10,546,738	$17,527,207

Units outstanding	2,579,046	1,721,715	876,692	1,033,039	716,913	755,959

Unit value	$20.34	$24.99	$18.64	$18.10	$14.71	$23.19

Shares	9,956,432	7,954,494	835,898	955,093	539,475	1,189,899

Cost	$52,899,622	$42,155,259	$14,206,499	$16,773,515	$8,417,209	$14,654,832

See accompanying notes.

13 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	International Small Company Trust Series II	Disciplined Value International Trust Series I	Disciplined Value International Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Portfolio Series I

Total Assets

Investments at fair value	$11,734,366	$48,831,137	$40,835,450	$123,908,662	$65,360,407	$1,899,672

Units outstanding	528,343	2,344,292	1,851,428	5,425,325	3,146,836	89,886

Unit value	$22.21	$20.83	$22.06	$22.84	$20.77	$21.13

Shares	797,714	3,741,850	3,131,553	10,181,484	5,366,207	117,554

Cost	$10,436,047	$46,629,614	$39,082,329	$116,539,018	$61,108,891	$1,660,593

See accompanying notes.

14 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Aggressive Portfolio Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II	Lifestyle Growth Portfolio Series I
Total Assets

Investments at fair value	$6,165,102	$30,797,250	$643,394,206	$13,934,701	$148,066,791	$217,971,904

Units outstanding	299,066	1,654,577	32,992,252	839,087	8,819,903	10,715,429

Unit value	$20.61	$18.61	$19.50	$16.61	$16.79	$20.34

Shares	381,740	1,877,881	39,159,720	965,676	10,246,837	12,252,496

Cost	$5,344,100	$28,167,506	$580,135,864	$13,312,084	$141,118,246	$199,371,282

See accompanying notes.

15 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series II
Total Assets

Investments at fair value	$4,945,661,936	$6,390,488	$11,799,235	$207,119,672	$31,225,266	$54,222,392

Units outstanding	239,969,870	374,692	658,188	11,072,016	1,227,748	2,237,748

Unit value	$20.61	$17.06	$17.93	$18.71	$25.43	$24.23

Shares	277,690,170	359,420	749,634	13,133,778	3,150,885	5,493,657

Cost	$4,508,553,102	$5,859,162	$10,816,363	$191,421,366	$32,329,622	$54,143,938

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series II
Total Assets

Investments at fair value	$339,209,787	$4,116,531,110	$85,809,732	$754,903,335	$344,101,404	$5,699,153,573

Units outstanding	13,557,164	180,491,230	3,517,969	37,110,077	14,833,759	253,020,941

Unit value	$25.02	$22.81	$24.39	$20.34	$23.20	$22.52

Shares	29,091,748	355,793,527	7,384,659	65,529,803	28,603,608	475,722,335

Cost	$361,842,708	$4,311,529,343	$86,877,801	$764,904,909	$369,431,234	$5,900,214,137

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I
Total Assets

Investments at fair value	$426,570	$124,146,188	$1,311,616,783	$80,889,468	$56,972,187	$181,366,030

Units outstanding	18,848	4,731,894	58,694,701	1,643,618	1,252,032	2,648,100

Unit value	$22.63	$26.24	$22.35	$49.21	$45.50	$68.49

Shares	35,400	10,851,940	115,662,856	3,790,509	2,686,101	6,919,726

Cost	$442,557	$133,929,283	$1,420,041,785	$79,462,703	$55,892,053	$120,651,127

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money-Market Trust Series NAV
Total Assets

Investments at fair value	$104,740,503	$41,568,753	$40,897,490	$20,396,038	$91,727,925	$4,323,622

Units outstanding	1,291,521	1,068,768	1,122,366	1,418,386	8,150,195	354,177

Unit value	$81.10	$38.89	$36.44	$14.38	$11.25	$12.21

Shares	4,373,299	4,083,375	4,013,493	20,396,038	91,727,925	4,323,622

Cost	$73,110,719	$42,605,473	$41,984,326	$20,396,038	$91,727,925	$4,323,622

See accompanying notes.

19 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Select Bond Trust Series I
Total Assets

Investments at fair value	$7,004,238	$25,286,898	$27,194,781	$139,241,692	$71,737,232	$171,838,710

Units outstanding	309,023	422,779	624,222	1,919,986	864,591	10,572,429

Unit value	$22.67	$59.81	$43.57	$72.52	$82.97	$16.25

Shares	620,393	1,332,994	1,434,324	3,325,572	1,835,651	11,777,842

Cost	$6,489,775	$23,751,892	$26,581,733	$91,411,742	$54,567,345	$161,528,075

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Select Bond Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I
Total Assets

Investments at fair value	$378,742,067	$21,912,441	$24,221,853	$12,812,880	$30,199,582	$30,659,341

Units outstanding	25,399,718	1,747,177	2,003,023	306,083	717,999	677,163

Unit value	$14.91	$12.54	$12.09	$41.86	$42.06	$45.28

Shares	25,923,482	1,782,949	1,969,256	785,584	1,864,172	1,168,420

Cost	$359,302,521	$21,836,888	$24,259,056	$11,381,440	$26,331,092	$32,033,452

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I	Small Cap Stock Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I
Total Assets

Investments at fair value	$24,278,222	$1,195,763	$38,273,324	$615,774	$20,452,380	$36,719,753

Units outstanding	572,963	24,788	639,653	20,031	656,693	681,333

Unit value	$42.37	$48.24	$59.83	$30.74	$31.14	$53.89

Shares	947,998	100,316	3,517,769	41,889	1,402,770	3,480,545

Cost	$25,377,269	$925,407	$31,214,960	$759,857	$23,837,837	$44,686,985

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV	Total Bond Market Trust Series II	Total Stock Market Index Trust Series I
Total Assets

Investments at fair value	$36,282,955	$27,225,509	$29,989,703	$92,430,582	$75,639,911	$46,821,178

Units outstanding	861,340	1,059,889	1,257,028	6,252,370	5,470,526	1,310,418

Unit value	$42.12	$25.69	$23.86	$14.78	$13.83	$35.73

Shares	3,610,244	1,885,423	2,071,112	8,487,657	6,933,081	1,782,985

Cost	$44,264,413	$25,333,125	$28,040,937	$87,976,814	$74,090,405	$37,635,520

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Value Opportunities
Total Assets

Investments at fair value	$39,416,068	$12,300,488	$233,365,661	$3,036,733

Units outstanding	885,065	998,143	20,405,234	27,603

Unit value	$44.53	$12.32	$11.44	$110.01

Shares	1,508,460	1,073,341	20,363,496	110,789

Cost	$28,736,631	$12,366,999	$234,972,653	$2,399,203

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,398,680	$2,249,004	$905,889	$872,952	$3,253,546	$3,121,438
Expenses:
Mortality and expense risk and administrative charges	(1,948,786)	(1,980,345)	(922,752)	(934,665)	(1,827,602)	(1,884,214)

Net investment income (loss)	449,894	268,659	(16,863)	(61,713)	1,425,944	1,237,224

Realized gains (losses) on investments:
Capital gain distributions received	2,531,269	2,005,210	1,064,479	864,968	3,348,060	2,723,284
Net realized gain (loss)	6,278,342	5,704,366	4,662,859	4,608,325	17,719,634	19,015,002

Realized gains (losses)	8,809,611	7,709,576	5,727,338	5,473,293	21,067,694	21,738,286

Unrealized appreciation (depreciation) during the period	11,484,884	26,336,506	2,375,536	9,201,295	7,506,232	25,032,315

Net increase (decrease) in net assets from operations	20,744,389	34,314,741	8,086,011	14,612,875	29,999,870	48,007,825

Changes from principal transactions:
Purchase payments	229,091	231,436	49,632	76,750	123,416	167,393
Transfers between sub-accounts and the company	(3,962,282)	(1,700,094)	(1,560,968)	1,638,897	(6,098,492)	(11,373,603)
Withdrawals	(10,702,934)	(14,945,805)	(5,960,026)	(6,140,122)	(15,979,599)	(21,194,141)
Annual contract fee	(213,669)	(216,824)	(215,106)	(219,970)	(1,492,686)	(1,586,953)

Net increase (decrease) in net assets from principal transactions	(14,649,794)	(16,631,287)	(7,686,468)	(4,644,445)	(23,447,361)	(33,987,304)

Total increase (decrease) in net assets	6,094,595	17,683,454	399,543	9,968,430	6,552,509	14,020,521
Net assets at beginning of period	142,076,585	124,393,131	62,607,548	52,639,118	187,146,562	173,126,041

Net assets at end of period	$148,171,180	$142,076,585	$63,007,091	$62,607,548	$193,699,071	$187,146,562

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,842,937	5,483,417	2,242,750	2,418,409	6,219,636	7,467,644
Units issued	161,877	144,991	370,508	333,287	298,003	97,377
Units redeemed	(665,912)	(785,471)	(660,353)	(508,946)	(1,013,682)	(1,345,385)

Units, end of period	4,338,902	4,842,937	1,952,905	2,242,750	5,503,957	6,219,636

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$728,372	$695,395	$3,446,618	$3,117,196	$1,459,913	$1,476,055
Expenses:
Mortality and expense risk and administrative charges	(373,924)	(382,743)	(2,030,246)	(2,012,044)	(1,583,969)	(1,606,587)

Net investment income (loss)	354,448	312,652	1,416,372	1,105,152	(124,056)	(130,532)

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	12,877,534	11,825,464
Net realized gain (loss)	136,708	13,902	872,774	(830,536)	931,852	3,365,720

Realized gains (losses)	136,708	13,902	872,774	(830,536)	13,809,386	15,191,184

Unrealized appreciation (depreciation) during the period	1,245,353	1,604,469	5,488,774	8,384,712	(2,780,380)	4,028,420

Net increase (decrease) in net assets from operations	1,736,509	1,931,023	7,777,920	8,659,328	10,904,950	19,089,072

Changes from principal transactions:
Purchase payments	364,153	79,938	67,743	57,523	143,337	277,148
Transfers between sub-accounts and the company	73,189	1,605,697	13,076,266	9,536,211	1,279,848	546,503
Withdrawals	(2,569,290)	(3,915,853)	(11,165,028)	(13,849,476)	(9,509,936)	(11,562,865)
Annual contract fee	(37,626)	(43,058)	(369,404)	(375,813)	(102,577)	(117,107)

Net increase (decrease) in net assets from principal transactions	(2,169,574)	(2,273,276)	1,609,577	(4,631,555)	(8,189,328)	(10,856,321)

Total increase (decrease) in net assets	(433,065)	(342,253)	9,387,497	4,027,773	2,715,622	8,232,751
Net assets at beginning of period	25,396,484	25,738,737	124,666,861	120,639,088	113,207,868	104,975,117

Net assets at end of period	$24,963,419	$25,396,484	$134,054,358	$124,666,861	$115,923,490	$113,207,868

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,211,899	1,321,839	6,289,837	6,519,934	4,962,883	5,496,001
Units issued	154,164	151,868	1,623,062	723,481	206,306	208,937
Units redeemed	(255,208)	(261,808)	(1,576,399)	(953,578)	(564,242)	(742,055)

Units, end of period	1,110,855	1,211,899	6,336,500	6,289,837	4,604,947	4,962,883

See accompanying notes.

26 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$10,417,847	$10,934,296	$1,991,374	$2,011,554	$95,295	$793,923
Expenses:
Mortality and expense risk and administrative charges	(12,040,465)	(12,809,810)	(1,050,973)	(1,078,769)	(2,159,380)	(2,152,955)

Net investment income (loss)	(1,622,618)	(1,875,514)	940,401	932,785	(2,064,085)	(1,359,032)

Realized gains (losses) on investments:
Capital gain distributions received	99,014,315	96,405,666	13,813,010	12,860,175	11,756,289	14,486,141
Net realized gain (loss)	30,296,173	47,917,895	2,648,662	5,172,657	6,188,726	4,515,432

Realized gains (losses)	129,310,488	144,323,561	16,461,672	18,032,832	17,945,015	19,001,573

Unrealized appreciation (depreciation) during the period	(46,012,485)	13,250,951	(4,573,723)	3,027,266	21,476,302	23,672,597

Net increase (decrease) in net assets from operations	81,675,385	155,698,998	12,828,350	21,992,883	37,357,232	41,315,138

Changes from principal transactions:
Purchase payments	699,219	463,630	87,491	38,122	119,875	209,924
Transfers between sub-accounts and the company	(9,799,981)	(11,232,148)	(986,947)	(2,090,173)	(11,895,920)	(9,914,393)
Withdrawals	(77,792,090)	(106,870,383)	(8,694,377)	(13,315,447)	(14,422,897)	(13,934,670)
Annual contract fee	(6,051,816)	(6,485,267)	(655,417)	(682,738)	(740,688)	(809,905)

Net increase (decrease) in net assets from principal transactions	(92,944,668)	(124,124,168)	(10,249,250)	(16,050,236)	(26,939,630)	(24,449,044)

Total increase (decrease) in net assets	(11,269,283)	31,574,830	2,579,100	5,942,647	10,417,602	16,866,094
Net assets at beginning of period	900,003,726	868,428,896	122,258,625	116,315,978	151,504,471	134,638,377

Net assets at end of period	$888,734,443	$900,003,726	$124,837,725	$122,258,625	$161,922,073	$151,504,471

	2020	2019	2020	2019	2020	2019
Units, beginning of period	41,210,803	47,315,029	4,588,427	5,240,224	5,857,465	6,910,615
Units issued	345,892	296,775	7,476	12,663	264,960	164,520
Units redeemed	(4,675,526)	(6,401,001)	(393,062)	(664,460)	(1,226,119)	(1,217,670)

Units, end of period	36,881,169	41,210,803	4,202,841	4,588,427	4,896,306	5,857,465

See accompanying notes.

27 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$18,744	$281,475	$443,583	$3,841,888	$72,388	$1,041,245
Expenses:
Mortality and expense risk and administrative charges	(269,072)	(268,871)	(8,482,980)	(8,093,186)	(849,179)	(814,236)

Net investment income (loss)	(250,328)	12,604	(8,039,397)	(4,251,298)	(776,791)	227,009

Realized gains (losses) on investments:
Capital gain distributions received	2,312,439	2,850,141	70,899,624	92,750,500	11,570,055	15,505,162
Net realized gain (loss)	1,198,345	1,103,876	5,427,761	10,944,502	407,369	2,421,023

Realized gains (losses)	3,510,784	3,954,017	76,327,385	103,695,002	11,977,424	17,926,185

Unrealized appreciation (depreciation) during the period	4,455,607	4,583,880	161,035,726	31,714,232	27,341,918	4,895,562

Net increase (decrease) in net assets from operations	7,716,063	8,550,501	229,323,714	131,157,936	38,542,551	23,048,756

Changes from principal transactions:
Purchase payments	7,684	13,344	488,858	316,215	17,222	45,255
Transfers between sub-accounts and the company	(3,431,496)	(3,014,090)	(74,092,034)	(28,495,994)	(18,384,111)	(6,027,914)
Withdrawals	(1,939,702)	(2,633,082)	(57,398,566)	(61,500,015)	(7,505,866)	(9,253,265)
Annual contract fee	(146,910)	(155,450)	(1,763,236)	(1,845,078)	(587,582)	(586,537)

Net increase (decrease) in net assets from principal transactions	(5,510,424)	(5,789,278)	(132,764,978)	(91,524,872)	(26,460,337)	(15,822,461)

Total increase (decrease) in net assets	2,205,639	2,761,223	96,558,736	39,633,064	12,082,214	7,226,295
Net assets at beginning of period	29,729,771	26,968,548	535,195,068	495,562,004	90,207,971	82,981,676

Net assets at end of period	$31,935,410	$29,729,771	$631,753,804	$535,195,068	$102,290,185	$90,207,971

	2020	2019	2020	2019	2020	2019
Units, beginning of period	966,792	1,174,421	11,473,883	13,670,917	2,594,074	3,092,636
Units issued	13,580	14,862	294,368	209,547	5,025	35,899
Units redeemed	(176,620)	(222,491)	(2,705,490)	(2,406,581)	(645,574)	(534,461)

Units, end of period	803,752	966,792	9,062,761	11,473,883	1,953,525	2,594,074

See accompanying notes.

28 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,362,811	$1,624,218	$5,201,707	$6,109,053	$3,274,975	$3,667,260
Expenses:
Mortality and expense risk and administrative charges	(1,532,925)	(1,622,196)	(6,433,577)	(6,821,559)	(1,759,175)	(1,830,060)

Net investment income (loss)	(170,114)	2,022	(1,231,870)	(712,506)	1,515,800	1,837,200

Realized gains (losses) on investments:
Capital gain distributions received	13,566,453	12,814,275	55,141,847	52,080,169	25,474,637	23,502,903
Net realized gain (loss)	(4,484,502)	(250,715)	(20,497,162)	2,130,479	(7,179,944)	2,619

Realized gains (losses)	9,081,951	12,563,560	34,644,685	54,210,648	18,294,693	23,505,522

Unrealized appreciation (depreciation) during the period	2,179,994	10,623,537	15,062,539	39,894,649	4,562,355	19,154,688

Net increase (decrease) in net assets from operations	11,091,831	23,189,119	48,475,354	93,392,791	24,372,848	44,497,410

Changes from principal transactions:
Purchase payments	94,413	74,896	291,262	278,932	40,216	75,738
Transfers between sub-accounts and the company	(4,012,261)	(3,086,555)	4,072,014	(18,194,875)	(2,179,389)	(9,193,271)
Withdrawals	(9,183,552)	(9,935,605)	(44,985,627)	(50,658,427)	(15,597,311)	(21,037,818)
Annual contract fee	(194,834)	(213,910)	(1,480,429)	(1,670,097)	(1,217,079)	(1,300,970)

Net increase (decrease) in net assets from principal transactions	(13,296,234)	(13,161,174)	(42,102,780)	(70,244,467)	(18,953,563)	(31,456,321)

Total increase (decrease) in net assets	(2,204,403)	10,027,945	6,372,574	23,148,324	5,419,285	13,041,089
Net assets at beginning of period	112,835,221	102,807,276	441,928,219	418,779,895	201,783,478	188,742,389

Net assets at end of period	$110,630,818	$112,835,221	$448,300,793	$441,928,219	$207,202,763	$201,783,478

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,633,987	2,972,560	11,501,928	13,514,027	6,268,748	7,330,807
Units issued	66,922	30,125	828,918	121,565	295,623	45,572
Units redeemed	(383,992)	(368,698)	(1,837,522)	(2,133,664)	(840,316)	(1,107,631)

Units, end of period	2,316,917	2,633,987	10,493,324	11,501,928	5,724,055	6,268,748

See accompanying notes.

29 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$624,119	$2,148,320	$243,332	$464,889	$75,265	$90,192
Expenses:
Mortality and expense risk and administrative charges	(3,812,514)	(4,169,731)	(316,190)	(334,707)	(49,826)	(59,427)

Net investment income (loss)	(3,188,395)	(2,021,411)	(72,858)	130,182	25,439	30,765

Realized gains (losses) on investments:
Capital gain distributions received	11,477,527	19,200,246	1,588,945	2,571,323	85,238	340,833
Net realized gain (loss)	14,171,864	14,272,252	1,929,766	1,987,092	113,153	166,441

Realized gains (losses)	25,649,391	33,472,498	3,518,711	4,558,415	198,391	507,274

Unrealized appreciation (depreciation) during the period	11,242,015	18,950,358	1,703,830	2,478,883	(189,770)	258,816

Net increase (decrease) in net assets from operations	33,703,011	50,401,445	5,149,683	7,167,480	34,060	796,855

Changes from principal transactions:
Purchase payments	168,282	250,831	4,718	46,370	-	-
Transfers between sub-accounts and the company	(2,376,367)	(6,791,116)	(840,544)	(933,064)	6,788	(48,281)
Withdrawals	(26,061,483)	(33,347,029)	(3,065,191)	(4,160,081)	(450,332)	(348,939)
Annual contract fee	(925,393)	(1,075,161)	(261,158)	(287,441)	(8,296)	(9,662)

Net increase (decrease) in net assets from principal transactions	(29,194,961)	(40,962,475)	(4,162,175)	(5,334,216)	(451,840)	(406,882)

Total increase (decrease) in net assets	4,508,050	9,438,970	987,508	1,833,264	(417,780)	389,973
Net assets at beginning of period	270,479,924	261,040,954	36,565,330	34,732,066	4,218,902	3,828,929

Net assets at end of period	$274,987,974	$270,479,924	$37,552,838	$36,565,330	$3,801,122	$4,218,902

	2020	2019	2020	2019	2020	2019
Units, beginning of period	8,655,421	10,102,987	1,949,411	2,255,035	85,894	95,425
Units issued	985,995	339,775	193,043	61,863	3,117	267
Units redeemed	(1,742,160)	(1,787,341)	(369,884)	(367,487)	(14,436)	(9,798)

Units, end of period	7,899,256	8,655,421	1,772,570	1,949,411	74,575	85,894

See accompanying notes.

30 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$-	$48,361
Expenses:
Mortality and expense risk and administrative charges	(3,709,545)	(3,508,624)	(1,872,813)	(1,830,020)	(2,370,124)	(2,001,206)

Net investment income (loss)	(3,709,545)	(3,508,624)	(1,872,813)	(1,830,020)	(2,370,124)	(1,952,845)

Realized gains (losses) on investments:
Capital gain distributions received	35,559,840	33,720,320	17,193,221	16,710,750	17,359,885	89,472,263
Net realized gain (loss)	11,013,382	17,397,864	4,812,976	843,595	(27,631,558)	(7,691,640)

Realized gains (losses)	46,573,222	51,118,184	22,006,197	17,554,345	(10,271,673)	81,780,623

Unrealized appreciation (depreciation) during the period	28,816,830	10,177,381	12,767,203	12,068,338	83,977,750	(43,594,326)

Net increase (decrease) in net assets from operations	71,680,507	57,786,941	32,900,587	27,792,663	71,335,953	36,233,452

Changes from principal transactions:
Purchase payments	328,238	407,148	170,912	238,998	131,434	108,209
Transfers between sub-accounts and the company	(8,645,326)	(6,147,149)	(9,033,509)	(6,854,071)	(4,912,972)	(3,752,199)
Withdrawals	(23,396,729)	(26,531,256)	(9,940,702)	(11,490,552)	(12,648,719)	(12,310,985)
Annual contract fee	(339,135)	(353,435)	(344,150)	(351,075)	(250,939)	(246,417)

Net increase (decrease) in net assets from principal transactions	(32,052,952)	(32,624,692)	(19,147,449)	(18,456,700)	(17,681,196)	(16,201,392)

Total increase (decrease) in net assets	39,627,555	25,162,249	13,753,138	9,335,963	53,654,757	20,032,060
Net assets at beginning of period	241,695,303	216,533,054	116,834,201	107,498,238	142,529,810	122,497,750

Net assets at end of period	$281,322,858	$241,695,303	$130,587,339	$116,834,201	$196,184,567	$142,529,810

	2020	2019	2020	2019	2020	2019
Units, beginning of period	3,479,298	3,989,809	2,455,487	2,880,174	4,686,518	5,276,879
Units issued	96,590	68,217	165,679	139,736	162,658	61,764
Units redeemed	(524,182)	(578,728)	(537,496)	(564,423)	(652,138)	(652,125)

Units, end of period	3,051,706	3,479,298	2,083,670	2,455,487	4,197,038	4,686,518

See accompanying notes.

31 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$4,069	$2,224,193	$3,076,312	$1,412,464	$1,484,498
Expenses:
Mortality and expense risk and administrative charges	(1,012,892)	(857,992)	(3,416,224)	(3,551,987)	(913,052)	(926,810)

Net investment income (loss)	(1,012,892)	(853,923)	(1,192,031)	(475,675)	499,412	557,688

Realized gains (losses) on investments:
Capital gain distributions received	7,876,473	37,210,141	20,821,936	16,197,394	-	-
Net realized gain (loss)	(19,218,461)	(6,148,909)	2,551,247	2,052,992	460,736	(216,478)

Realized gains (losses)	(11,341,988)	31,061,232	23,373,183	18,250,386	460,736	(216,478)

Unrealized appreciation (depreciation) during the period	40,524,650	(15,669,639)	14,498,928	34,280,699	3,182,169	3,743,557

Net increase (decrease) in net assets from operations	28,169,770	14,537,670	36,680,080	52,055,410	4,142,317	4,084,767

Changes from principal transactions:
Purchase payments	112,357	148,132	234,372	237,785	60,090	156,795
Transfers between sub-accounts and the company	(2,972,593)	(2,662,311)	(4,311,385)	(3,950,588)	1,068,128	726,937
Withdrawals	(5,267,141)	(5,339,508)	(22,700,460)	(29,300,329)	(5,832,379)	(6,788,315)
Annual contract fee	(210,639)	(190,136)	(1,811,283)	(1,863,916)	(111,415)	(119,009)

Net increase (decrease) in net assets from principal transactions	(8,338,016)	(8,043,823)	(28,588,756)	(34,877,048)	(4,815,576)	(6,023,592)

Total increase (decrease) in net assets	19,831,754	6,493,847	8,091,324	17,178,362	(673,259)	(1,938,825)
Net assets at beginning of period	57,288,987	50,795,140	260,485,567	243,307,205	61,700,362	63,639,187

Net assets at end of period	$77,120,741	$57,288,987	$268,576,891	$260,485,567	$61,027,103	$61,700,362

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,315,030	1,523,414	9,499,228	10,874,787	3,442,150	3,784,692
Units issued	176,958	52,697	277,558	188,816	345,106	231,090
Units redeemed	(335,762)	(261,081)	(1,304,789)	(1,564,375)	(603,277)	(573,632)

Units, end of period	1,156,226	1,315,030	8,471,997	9,499,228	3,183,979	3,442,150

See accompanying notes.

32 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,544,274	$1,592,588	$155,964	$184,331	$570,728	$901,635
Expenses:
Mortality and expense risk and administrative charges	(1,149,309)	(1,137,086)	(187,225)	(189,162)	(375,356)	(456,483)

Net investment income (loss)	394,965	455,502	(31,261)	(4,831)	195,372	445,152

Realized gains (losses) on investments:
Capital gain distributions received	-	-	692,614	569,806	-	-
Net realized gain (loss)	741,069	(212,925)	409,150	710,975	(1,275,761)	(735,322)

Realized gains (losses)	741,069	(212,925)	1,101,764	1,280,781	(1,275,761)	(735,322)

Unrealized appreciation (depreciation) during the period	3,561,752	4,231,106	643,507	1,628,784	1,756,769	2,896,993

Net increase (decrease) in net assets from operations	4,697,786	4,473,683	1,714,010	2,904,734	676,380	2,606,823

Changes from principal transactions:
Purchase payments	34,829	73,214	-	-	64,424	37,955
Transfers between sub-accounts and the company	5,396,807	2,467,588	(266,570)	(495,487)	(414,999)	(111,142)
Withdrawals	(8,848,733)	(7,427,932)	(667,941)	(888,598)	(1,771,998)	(2,688,201)
Annual contract fee	(192,741)	(197,703)	(49,075)	(50,650)	(102,851)	(123,981)

Net increase (decrease) in net assets from principal transactions	(3,609,838)	(5,084,833)	(983,586)	(1,434,735)	(2,225,424)	(2,885,369)

Total increase (decrease) in net assets	1,087,948	(611,150)	730,424	1,469,999	(1,549,044)	(278,546)
Net assets at beginning of period	71,520,654	72,131,804	12,152,337	10,682,338	30,665,134	30,943,680

Net assets at end of period	$72,608,602	$71,520,654	$12,882,761	$12,152,337	$29,116,090	$30,665,134

	2020	2019	2020	2019	2020	2019
Units, beginning of period	4,176,391	4,476,676	247,183	278,624	2,551,526	2,808,960
Units issued	751,013	552,147	636	1,292	339,550	249,459
Units redeemed	(967,337)	(852,432)	(21,506)	(32,733)	(512,258)	(506,893)

Units, end of period	3,960,067	4,176,391	226,313	247,183	2,378,818	2,551,526

See accompanying notes.

33 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$30,518	$45,841	$4,232,098	$3,345,901	$2,588,054	$1,930,828
Expenses:
Mortality and expense risk and administrative charges	(12,390)	(14,593)	(2,125,298)	(2,401,504)	(1,452,801)	(1,601,769)

Net investment income (loss)	18,128	31,248	2,106,800	944,397	1,135,253	329,059

Realized gains (losses) on investments:
Capital gain distributions received	-	-	10,944,439	14,205,980	7,156,359	8,965,857
Net realized gain (loss)	(51,994)	(19,591)	(5,242,345)	3,015,112	(6,728,768)	(2,628,317)

Realized gains (losses)	(51,994)	(19,591)	5,702,094	17,221,092	427,591	6,337,540

Unrealized appreciation (depreciation) during the period	59,639	124,257	(11,248,738)	17,593,470	(4,044,834)	15,514,745

Net increase (decrease) in net assets from operations	25,773	135,914	(3,439,844)	35,758,959	(2,481,990)	22,181,344

Changes from principal transactions:
Purchase payments	-	-	173,795	162,155	127,025	198,839
Transfers between sub-accounts and the company	(29,014)	42,407	(6,084,370)	7,693,432	(3,085,729)	9,598,720
Withdrawals	(65,538)	(144,912)	(11,151,783)	(17,903,738)	(7,832,482)	(10,456,627)
Annual contract fee	(305)	(395)	(205,743)	(230,906)	(299,304)	(320,694)

Net increase (decrease) in net assets from principal transactions	(94,857)	(102,900)	(17,268,101)	(10,279,057)	(11,090,490)	(979,762)

Total increase (decrease) in net assets	(69,084)	33,014	(20,707,945)	25,479,902	(13,572,480)	21,201,582
Net assets at beginning of period	1,485,372	1,452,358	177,744,950	152,265,048	115,218,709	94,017,127

Net assets at end of period	$1,416,288	$1,485,372	$157,037,005	$177,744,950	$101,646,229	$115,218,709

	2020	2019	2020	2019	2020	2019
Units, beginning of period	121,755	130,686	3,052,348	3,216,393	3,726,352	3,781,609
Units issued	9,972	5,327	68,659	301,233	189,292	481,639
Units redeemed	(18,631)	(14,258)	(413,264)	(465,278)	(594,037)	(536,896)

Units, end of period	113,096	121,755	2,707,743	3,052,348	3,321,607	3,726,352

See accompanying notes.

34 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$93,456	$373,100	$118,511	$491,385	$75,831	$101,608
Expenses:
Mortality and expense risk and administrative charges	(108,062)	(137,130)	(161,172)	(195,084)	(642,643)	(672,566)

Net investment income (loss)	(14,606)	235,970	(42,661)	296,301	(566,812)	(570,958)

Realized gains (losses) on investments:
Capital gain distributions received	661,156	498,549	978,323	720,932	1,180,311	3,176,855
Net realized gain (loss)	(243,789)	117,263	(237,136)	172,286	3,780,266	3,539,791

Realized gains (losses)	417,367	615,812	741,187	893,218	4,960,577	6,716,646

Unrealized appreciation (depreciation) during the period	(682,872)	1,482,963	(972,359)	2,008,049	4,947,941	5,992,654

Net increase (decrease) in net assets from operations	(280,111)	2,334,745	(273,833)	3,197,568	9,341,706	12,138,342

Changes from principal transactions:
Purchase payments	8,196	8,713	23,971	43,286	54,953	35,188
Transfers between sub-accounts and the company	(683,177)	(848,825)	(741,337)	(21,840)	(3,709,307)	(1,815,239)
Withdrawals	(733,875)	(723,768)	(946,739)	(1,297,549)	(3,381,091)	(3,868,889)
Annual contract fee	(20,834)	(27,649)	(33,505)	(42,682)	(160,045)	(166,869)

Net increase (decrease) in net assets from principal transactions	(1,429,690)	(1,591,529)	(1,697,610)	(1,318,785)	(7,195,490)	(5,815,809)

Total increase (decrease) in net assets	(1,709,801)	743,216	(1,971,443)	1,878,783	2,146,216	6,322,533
Net assets at beginning of period	9,201,500	8,458,284	13,265,478	11,386,695	43,403,587	37,081,054

Net assets at end of period	$7,491,699	$9,201,500	$11,294,035	$13,265,478	$45,549,803	$43,403,587

	2020	2019	2020	2019	2020	2019
Units, beginning of period	341,785	407,419	473,391	526,724	962,528	1,098,058
Units issued	23,146	25,202	43,741	51,514	33,993	85,406
Units redeemed	(89,743)	(90,836)	(115,313)	(104,847)	(188,512)	(220,936)

Units, end of period	275,188	341,785	401,819	473,391	808,009	962,528

See accompanying notes.

35 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Allocation
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,802,356	$2,077,276	$1,097,502	$1,311,194	$2,620	$2,816
Expenses:
Mortality and expense risk and administrative charges	(2,454,167)	(2,660,347)	(1,959,121)	(2,221,187)	(3,593)	(3,518)

Net investment income (loss)	(651,811)	(583,071)	(861,619)	(909,993)	(973)	(702)

Realized gains (losses) on investments:
Capital gain distributions received	3,262,862	2,922,995	2,404,371	2,222,165	12,446	8,331
Net realized gain (loss)	4,631,163	4,502,948	4,745,628	5,579,369	5,907	1,153

Realized gains (losses)	7,894,025	7,425,943	7,149,999	7,801,534	18,353	9,484

Unrealized appreciation (depreciation) during the period	9,069,048	45,290,053	6,083,320	33,531,268	26,020	27,523

Net increase (decrease) in net assets from operations	16,311,262	52,132,925	12,371,700	40,422,809	43,400	36,305

Changes from principal transactions:
Purchase payments	170,141	226,838	211,520	250,683	-	-
Transfers between sub-accounts and the company	(4,876,624)	(4,440,512)	(2,352,126)	(10,797,836)	(411)	(5,906)
Withdrawals	(14,926,644)	(18,471,291)	(13,529,575)	(17,896,624)	(40,622)	(1,723)
Annual contract fee	(228,517)	(255,044)	(446,405)	(530,237)	(723)	(761)

Net increase (decrease) in net assets from principal transactions	(19,861,644)	(22,940,009)	(16,116,586)	(28,974,014)	(41,756)	(8,390)

Total increase (decrease) in net assets	(3,550,382)	29,192,916	(3,744,886)	11,448,795	1,644	27,915
Net assets at beginning of period	190,759,963	161,567,047	141,440,064	129,991,269	254,625	226,710

Net assets at end of period	$187,209,581	$190,759,963	$137,695,178	$141,440,064	$256,269	$254,625

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,025,331	6,828,258	4,994,005	6,141,427	10,767	11,153
Units issued	71,340	52,331	307,070	100,527	101	84
Units redeemed	(738,083)	(855,258)	(885,942)	(1,247,949)	(1,300)	(470)

Units, end of period	5,358,588	6,025,331	4,415,133	4,994,005	9,568	10,767

See accompanying notes.

36 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II		Global Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$868,455	$1,461,372	$1,872,775	$3,471,207	$1,117,359	$2,028,457
Expenses:
Mortality and expense risk and administrative charges	(328,692)	(338,548)	(773,020)	(861,400)	(1,268,459)	(1,184,304)

Net investment income (loss)	539,763	1,122,824	1,099,755	2,609,807	(151,100)	844,153

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	778,991	3,425,006
Net realized gain (loss)	28,910	(91,367)	(1,560)	(236,683)	2,852,330	3,259,144

Realized gains (losses)	28,910	(91,367)	(1,560)	(236,683)	3,631,321	6,684,150

Unrealized appreciation (depreciation) during the period	2,008,247	87,352	4,119,927	57,724	12,726,981	5,419,777

Net increase (decrease) in net assets from operations	2,576,920	1,118,809	5,218,122	2,430,848	16,207,202	12,948,080

Changes from principal transactions:
Purchase payments	36,488	17,669	38,024	456,561	120,832	88,780
Transfers between sub-accounts and the company	315,082	(131,635)	(536,570)	2,494,594	142,839,775	(244,737)
Withdrawals	(1,853,926)	(2,653,123)	(5,693,484)	(6,875,402)	(7,796,743)	(9,894,020)
Annual contract fee	(32,849)	(37,403)	(187,166)	(218,952)	(381,264)	(303,853)

Net increase (decrease) in net assets from principal transactions	(1,535,205)	(2,804,492)	(6,379,196)	(4,143,199)	134,782,600	(10,353,830)

Total increase (decrease) in net assets	1,041,715	(1,685,683)	(1,161,074)	(1,712,351)	150,989,802	2,594,250
Net assets at beginning of period	22,478,608	24,164,291	53,891,847	55,604,198	95,996,383	93,402,133

Net assets at end of period	$23,520,323	$22,478,608	$52,730,773	$53,891,847	$246,986,185	$95,996,383

	2020	2019	2020	2019	2020	2019
Units, beginning of period	722,008	811,355	2,737,227	2,952,426	3,559,744	3,921,397
Units issued	60,384	28,442	375,291	330,024	7,879,480	137,711
Units redeemed	(109,710)	(117,789)	(722,275)	(545,223)	(548,179)	(499,364)

Units, end of period	672,682	722,008	2,390,243	2,737,227	10,891,045	3,559,744

See accompanying notes.

37 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$232,058	$503,173	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(341,238)	(421,198)	(751,789)	(720,648)	(1,015,950)	(921,176)

Net investment income (loss)	(109,180)	81,975	(751,789)	(720,648)	(1,015,950)	(921,176)

Realized gains (losses) on investments:
Capital gain distributions received	189,630	953,574	5,226,960	3,549,205	7,520,707	4,630,907
Net realized gain (loss)	(342,197)	33,550	(390,626)	(2,498,983)	615,184	(2,709,953)

Realized gains (losses)	(152,567)	987,124	4,836,334	1,050,222	8,135,891	1,920,954

Unrealized appreciation (depreciation) during the period	885,491	2,374,937	7,407,797	11,086,770	7,568,566	12,684,211

Net increase (decrease) in net assets from operations	623,744	3,444,036	11,492,342	11,416,344	14,688,507	13,683,989

Changes from principal transactions:
Purchase payments	36,090	43,661	103,673	58,577	175,076	111,058
Transfers between sub-accounts and the company	(2,065,733)	(1,022,764)	(1,681,588)	(2,269,090)	2,509,498	(2,663,442)
Withdrawals	(1,888,195)	(2,747,905)	(5,166,507)	(4,453,967)	(4,776,629)	(6,391,828)
Annual contract fee	(88,709)	(102,298)	(113,683)	(120,628)	(219,812)	(196,981)

Net increase (decrease) in net assets from principal transactions	(4,006,547)	(3,829,306)	(6,858,105)	(6,785,108)	(2,311,867)	(9,141,193)

Total increase (decrease) in net assets	(3,382,803)	(385,270)	4,634,237	4,631,236	12,376,640	4,542,796
Net assets at beginning of period	26,152,255	26,537,525	50,630,689	45,999,453	60,712,011	56,169,215

Net assets at end of period	$22,769,452	$26,152,255	$55,264,926	$50,630,689	$73,088,651	$60,712,011

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,201,857	1,391,375	582,531	670,096	729,173	849,302
Units issued	27,638	93,720	48,322	33,744	109,509	34,345
Units redeemed	(227,973)	(283,238)	(123,443)	(121,309)	(138,375)	(154,474)

Units, end of period	1,001,522	1,201,857	507,410	582,531	700,307	729,173

See accompanying notes.

38 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,082,227	$2,869,556	$2,380,569	$2,357,490	$363,770	$369,711
Expenses:
Mortality and expense risk and administrative charges	(583,003)	(648,494)	(626,576)	(726,530)	(221,487)	(200,184)

Net investment income (loss)	2,499,224	2,221,062	1,753,993	1,630,960	142,283	169,527

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	143,026	-
Net realized gain (loss)	(1,167,688)	(649,799)	(679,709)	(755,927)	92,651	308,662

Realized gains (losses)	(1,167,688)	(649,799)	(679,709)	(755,927)	235,677	308,662

Unrealized appreciation (depreciation) during the period	785,690	5,637,813	291,515	5,146,550	606,224	1,995,983

Net increase (decrease) in net assets from operations	2,117,226	7,209,076	1,365,799	6,021,583	984,184	2,474,172

Changes from principal transactions:
Purchase payments	18,346	20,230	29,768	46,819	18,989	40,925
Transfers between sub-accounts and the company	1,014,328	1,841,302	(224,723)	430,069	(1,895,801)	4,796,061
Withdrawals	(5,164,783)	(5,618,260)	(5,149,405)	(4,149,208)	(1,072,792)	(1,137,792)
Annual contract fee	(265,032)	(290,452)	(165,679)	(197,954)	(42,818)	(38,741)

Net increase (decrease) in net assets from principal transactions	(4,397,141)	(4,047,180)	(5,510,039)	(3,870,274)	(2,992,422)	3,660,453

Total increase (decrease) in net assets	(2,279,915)	3,161,896	(4,144,240)	2,151,309	(2,008,238)	6,134,625
Net assets at beginning of period	54,750,312	51,588,416	47,178,051	45,026,742	18,350,048	12,215,423

Net assets at end of period	$52,470,397	$54,750,312	$43,033,811	$47,178,051	$16,341,810	$18,350,048

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,760,033	2,981,649	1,939,528	2,088,366	1,072,797	856,547
Units issued	284,715	281,074	267,803	290,303	52,610	369,042
Units redeemed	(465,702)	(502,690)	(485,616)	(439,141)	(248,715)	(152,792)

Units, end of period	2,579,046	2,760,033	1,721,715	1,939,528	876,692	1,072,797

See accompanying notes.

39 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Small Company Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$378,147	$328,258	$232,048	$233,663	$314,762	$386,667
Expenses:
Mortality and expense risk and administrative charges	(250,435)	(192,814)	(148,727)	(153,428)	(223,459)	(262,469)

Net investment income (loss)	127,712	135,444	83,321	80,235	91,303	124,198

Realized gains (losses) on investments:
Capital gain distributions received	161,001	-	89,524	-	519,441	731,319
Net realized gain (loss)	(38,121)	264,337	225,455	134,301	484,401	865,980

Realized gains (losses)	122,880	264,337	314,979	134,301	1,003,842	1,597,299

Unrealized appreciation (depreciation) during the period	1,107,328	1,875,430	409,100	1,487,649	(285,791)	1,684,677

Net increase (decrease) in net assets from operations	1,357,920	2,275,211	807,400	1,702,185	809,354	3,406,174

Changes from principal transactions:
Purchase payments	110,151	26,821	40,760	8,375	13,578	16,634
Transfers between sub-accounts and the company	210,451	5,953,059	(450,724)	672,727	(576,208)	(275,477)
Withdrawals	(1,258,757)	(1,234,620)	(422,566)	(800,590)	(1,379,308)	(1,878,161)
Annual contract fee	(49,790)	(45,798)	(44,655)	(46,062)	(33,886)	(44,426)

Net increase (decrease) in net assets from principal transactions	(987,945)	4,699,462	(877,185)	(165,550)	(1,975,824)	(2,181,430)

Total increase (decrease) in net assets	369,975	6,974,673	(69,785)	1,536,635	(1,166,470)	1,224,744
Net assets at beginning of period	18,330,746	11,356,073	10,616,523	9,079,888	18,693,677	17,468,933

Net assets at end of period	$18,700,721	$18,330,746	$10,546,738	$10,616,523	$17,527,207	$18,693,677

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,100,473	814,211	785,461	802,770	861,503	972,342
Units issued	107,962	501,701	21,948	80,899	24,289	23,995
Units redeemed	(175,396)	(215,439)	(90,496)	(98,208)	(129,833)	(134,834)

Units, end of period	1,033,039	1,100,473	716,913	785,461	755,959	861,503

See accompanying notes.

40 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		Disciplined Value International Trust Series I		Disciplined Value International Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$185,791	$207,215	$912,944	$1,455,771	$703,871	$1,119,265
Expenses:
Mortality and expense risk and administrative charges	(151,675)	(180,189)	(639,471)	(786,320)	(574,329)	(691,304)

Net investment income (loss)	34,116	27,026	273,473	669,451	129,542	427,961

Realized gains (losses) on investments:
Capital gain distributions received	337,389	474,658	-	-	-	-
Net realized gain (loss)	19,438	325,003	(187,558)	928,899	(869,446)	22,064

Realized gains (losses)	356,827	799,661	(187,558)	928,899	(869,446)	22,064

Unrealized appreciation (depreciation) during the period	129,624	1,375,173	(4,707)	3,850,553	935,993	3,909,472

Net increase (decrease) in net assets from operations	520,567	2,201,860	81,208	5,448,903	196,089	4,359,497

Changes from principal transactions:
Purchase payments	54,504	83,273	60,539	66,635	194,044	286,666
Transfers between sub-accounts and the company	1,983	(653,180)	(1,525,349)	(1,331,948)	(16,833)	(389,754)
Withdrawals	(887,940)	(1,075,376)	(3,116,765)	(5,187,431)	(3,599,352)	(4,358,681)
Annual contract fee	(38,691)	(48,482)	(93,094)	(117,920)	(120,372)	(142,820)

Net increase (decrease) in net assets from principal transactions	(870,144)	(1,693,765)	(4,674,669)	(6,570,664)	(3,542,513)	(4,604,589)

Total increase (decrease) in net assets	(349,577)	508,095	(4,593,461)	(1,121,761)	(3,346,424)	(245,092)
Net assets at beginning of period	12,083,943	11,575,848	53,424,598	54,546,359	44,181,874	44,426,966

Net assets at end of period	$11,734,366	$12,083,943	$48,831,137	$53,424,598	$40,835,450	$44,181,874

	2020	2019	2020	2019	2020	2019
Units, beginning of period	579,462	668,861	2,610,501	2,949,301	2,030,349	2,250,880
Units issued	53,204	23,203	85,432	69,709	139,288	100,494
Units redeemed	(104,323)	(112,602)	(351,641)	(408,509)	(318,209)	(321,025)

Units, end of period	528,343	579,462	2,344,292	2,610,501	1,851,428	2,030,349

See accompanying notes.

41 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,683,244	$2,996,138	$1,293,790	$1,430,663	$35,247	$40,120
Expenses:
Mortality and expense risk and administrative charges	(1,264,162)	(1,280,241)	(952,960)	(946,553)	(34,621)	(37,233)

Net investment income (loss)	1,419,082	1,715,897	340,830	484,110	626	2,887

Realized gains (losses) on investments:
Capital gain distributions received	63,424	-	33,390	-	122,563	145,539
Net realized gain (loss)	(714,741)	(928,071)	156,656	(474,445)	165,529	20,764

Realized gains (losses)	(651,317)	(928,071)	190,046	(474,445)	288,092	166,303

Unrealized appreciation (depreciation) during the period	8,097,006	8,606,760	3,718,695	4,326,220	(91,276)	376,740

Net increase (decrease) in net assets from operations	8,864,771	9,394,586	4,249,571	4,335,885	197,442	545,930

Changes from principal transactions:
Purchase payments	66,124	107,704	42,333	135,857	7,000	5,500
Transfers between sub-accounts and the company	4,840,214	7,859,323	6,303,179	6,839,516	(18,697)	161,148
Withdrawals	(9,796,311)	(12,691,141)	(7,402,529)	(7,163,684)	(1,067,482)	(41,965)
Annual contract fee	(609,884)	(643,352)	(211,841)	(214,415)	(5,415)	(10,739)

Net increase (decrease) in net assets from principal transactions	(5,499,857)	(5,367,466)	(1,268,858)	(402,726)	(1,084,594)	113,944

Total increase (decrease) in net assets	3,364,914	4,027,120	2,980,713	3,933,159	(887,152)	659,874
Net assets at beginning of period	120,543,748	116,516,628	62,379,694	58,446,535	2,786,824	2,126,950

Net assets at end of period	$123,908,662	$120,543,748	$65,360,407	$62,379,694	$1,899,672	$2,786,824

	2020	2019	2020	2019	2020	2019
Units, beginning of period	5,735,757	6,011,005	3,224,863	3,237,257	148,782	142,085
Units issued	776,337	514,920	684,893	586,851	10,019	13,928
Units redeemed	(1,086,769)	(790,168)	(762,920)	(599,245)	(68,915)	(7,231)

Units, end of period	5,425,325	5,735,757	3,146,836	3,224,863	89,886	148,782

See accompanying notes.

42 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$103,136	$81,380	$723,753	$516,057	$13,828,755	$9,405,491
Expenses:
Mortality and expense risk and administrative charges	(91,728)	(93,708)	(322,238)	(294,645)	(7,213,157)	(7,080,721)

Net investment income (loss)	11,408	(12,328)	401,515	221,412	6,615,598	2,324,770

Realized gains (losses) on investments:
Capital gain distributions received	374,392	355,911	949,599	748,281	19,191,068	15,743,603
Net realized gain (loss)	226,825	65,106	313,498	112,363	4,054,117	6,330,574

Realized gains (losses)	601,217	421,017	1,263,097	860,644	23,245,185	22,074,177

Unrealized appreciation (depreciation) during the period	95,299	849,955	1,161,291	2,616,121	26,494,983	53,621,701

Net increase (decrease) in net assets from operations	707,924	1,258,644	2,825,903	3,698,177	56,355,766	78,020,648

Changes from principal transactions:
Purchase payments	-	-	2,099	36,904	9,186,796	5,717,300
Transfers between sub-accounts and the company	744,776	399,216	3,736,975	3,434,625	78,887,971	57,692,338
Withdrawals	(1,741,794)	(201,999)	(3,126,928)	(1,371,645)	(50,270,227)	(61,799,419)
Annual contract fee	(21,048)	(28,174)	(135,018)	(134,919)	(4,011,450)	(4,177,239)

Net increase (decrease) in net assets from principal transactions	(1,018,066)	169,043	477,128	1,964,965	33,793,090	(2,567,020)

Total increase (decrease) in net assets	(310,142)	1,427,687	3,303,031	5,663,142	90,148,856	75,453,628
Net assets at beginning of period	6,475,244	5,047,557	27,494,219	21,831,077	553,245,350	477,791,722

Net assets at end of period	$6,165,102	$6,475,244	$30,797,250	$27,494,219	$643,394,206	$553,245,350

	2020	2019	2020	2019	2020	2019
Units, beginning of period	352,432	342,608	1,640,275	1,517,651	31,281,890	31,342,811
Units issued	108,180	40,465	361,671	255,474	10,194,209	5,216,505
Units redeemed	(161,546)	(30,641)	(347,369)	(132,850)	(8,483,847)	(5,277,426)

Units, end of period	299,066	352,432	1,654,577	1,640,275	32,992,252	31,281,890

See accompanying notes.

43 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$376,940	$202,759	$3,744,305	$2,154,080	$4,847,209	$3,642,994
Expenses:
Mortality and expense risk and administrative charges	(130,347)	(122,387)	(1,684,379)	(1,424,068)	(1,942,083)	(2,009,274)

Net investment income (loss)	246,593	80,372	2,059,926	730,012	2,905,126	1,633,720

Realized gains (losses) on investments:
Capital gain distributions received	270,277	186,303	2,983,262	2,038,128	10,595,249	9,211,642
Net realized gain (loss)	168,158	79,783	3,063,487	757,570	1,868,443	3,351,329

Realized gains (losses)	438,435	266,086	6,046,749	2,795,698	12,463,692	12,562,971

Unrealized appreciation (depreciation) during the period	368,035	664,944	4,000,748	7,354,524	8,377,517	23,255,819

Net increase (decrease) in net assets from operations	1,053,063	1,011,402	12,107,423	10,880,234	23,746,335	37,452,510

Changes from principal transactions:
Purchase payments	518	20,550	1,424,894	3,582,660	131,107	87,784
Transfers between sub-accounts and the company	5,604,823	923,754	47,660,739	14,364,886	2,471,647	(2,506,208)
Withdrawals	(2,165,253)	(1,018,798)	(22,819,603)	(22,510,533)	(14,600,880)	(18,890,442)
Annual contract fee	(49,230)	(44,011)	(968,009)	(909,285)	(1,308,760)	(1,365,373)

Net increase (decrease) in net assets from principal transactions	3,390,858	(118,505)	25,298,021	(5,472,272)	(13,306,886)	(22,674,239)

Total increase (decrease) in net assets	4,443,921	892,897	37,405,444	5,407,962	10,439,449	14,778,271
Net assets at beginning of period	9,490,780	8,597,883	110,661,347	105,253,385	207,532,455	192,754,184

Net assets at end of period	$13,934,701	$9,490,780	$148,066,791	$110,661,347	$217,971,904	$207,532,455

	2020	2019	2020	2019	2020	2019
Units, beginning of period	626,460	632,431	7,165,081	7,531,874	11,475,507	12,842,491
Units issued	433,454	264,727	5,116,778	3,035,255	516,086	319,445
Units redeemed	(220,827)	(270,698)	(3,461,956)	(3,402,048)	(1,276,164)	(1,686,429)

Units, end of period	839,087	626,460	8,819,903	7,165,081	10,715,429	11,475,507

See accompanying notes.

44 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$101,289,385	$76,892,658	$144,879	$110,286	$282,233	$179,520
Expenses:
Mortality and expense risk and administrative charges	(63,273,577)	(68,471,327)	(74,595)	(80,282)	(116,431)	(100,436)

Net investment income (loss)	38,015,808	8,421,331	70,284	30,004	165,802	79,084

Realized gains (losses) on investments:
Capital gain distributions received	241,747,006	221,461,993	312,127	277,795	320,312	199,252
Net realized gain (loss)	61,496,524	79,101,936	5,054	2,633	49,130	40,981

Realized gains (losses)	303,243,530	300,563,929	317,181	280,428	369,442	240,233

Unrealized appreciation (depreciation) during the period	158,764,059	556,917,670	294,140	805,833	504,785	793,704

Net increase (decrease) in net assets from operations	500,023,397	865,902,930	681,605	1,116,265	1,040,029	1,113,021

Changes from principal transactions:
Purchase payments	13,695,558	18,451,306	-	-	11,804	11,899
Transfers between sub-accounts and the company	(18,770,223)	(6,642,211)	-	-	2,487,859	1,416,304
Withdrawals	(439,448,075)	(524,004,510)	(435,642)	(939,960)	(898,227)	(1,033,719)
Annual contract fee	(34,944,835)	(37,596,629)	-	-	(39,870)	(35,359)

Net increase (decrease) in net assets from principal transactions	(479,467,575)	(549,792,044)	(435,642)	(939,960)	1,561,566	359,125

Total increase (decrease) in net assets	20,555,822	316,110,886	245,963	176,305	2,601,595	1,472,146
Net assets at beginning of period	4,925,106,114	4,608,995,228	6,144,525	5,968,220	9,197,640	7,725,494

Net assets at end of period	$4,945,661,936	$4,925,106,114	$6,390,488	$6,144,525	$11,799,235	$9,197,640

	2020	2019	2020	2019	2020	2019
Units, beginning of period	266,955,426	299,274,342	404,696	474,393	568,523	547,708
Units issued	13,094,844	6,941,849	286	-	163,987	111,268
Units redeemed	(40,080,400)	(39,260,765)	(30,290)	(69,697)	(74,322)	(90,453)

Units, end of period	239,969,870	266,955,426	374,692	404,696	658,188	568,523

See accompanying notes.

45 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$4,688,309	$3,013,232	$453,952	$531,374	$677,251	$721,581
Expenses:
Mortality and expense risk and administrative charges	(2,240,201)	(2,204,772)	(496,070)	(612,959)	(851,083)	(1,019,628)

Net investment income (loss)	2,448,108	808,460	(42,118)	(81,585)	(173,832)	(298,047)

Realized gains (losses) on investments:
Capital gain distributions received	5,662,817	4,008,704	381,834	4,067,688	638,893	6,459,918
Net realized gain (loss)	3,100,951	2,054,035	58,467	1,409,762	1,839,735	2,598,968

Realized gains (losses)	8,763,768	6,062,739	440,301	5,477,450	2,478,628	9,058,886

Unrealized appreciation (depreciation) during the period	6,083,476	14,980,914	(3,456,071)	1,811,360	(7,030,075)	2,484,857

Net increase (decrease) in net assets from operations	17,295,352	21,852,113	(3,057,888)	7,207,225	(4,725,279)	11,245,696

Changes from principal transactions:
Purchase payments	4,546,008	770,263	44,946	67,337	206,676	261,076
Transfers between sub-accounts and the company	34,518,511	20,303,648	(5,715,910)	(2,507,352)	(2,806,249)	(1,783,838)
Withdrawals	(18,308,912)	(19,788,413)	(1,412,212)	(3,599,752)	(4,677,326)	(6,242,222)
Annual contract fee	(1,387,674)	(1,450,998)	(150,886)	(163,432)	(243,554)	(267,690)

Net increase (decrease) in net assets from principal transactions	19,367,933	(165,500)	(7,234,062)	(6,203,199)	(7,520,453)	(8,032,674)

Total increase (decrease) in net assets	36,663,285	21,686,613	(10,291,950)	1,004,026	(12,245,732)	3,213,022
Net assets at beginning of period	170,456,387	148,769,774	41,517,216	40,513,190	66,468,124	63,255,102

Net assets at end of period	$207,119,672	$170,456,387	$31,225,266	$41,517,216	$54,222,392	$66,468,124

	2020	2019	2020	2019	2020	2019
Units, beginning of period	9,978,953	9,928,150	1,528,933	1,783,705	2,564,367	2,910,117
Units issued	4,261,084	2,469,897	32,389	12,337	64,895	14,823
Units redeemed	(3,168,021)	(2,419,094)	(333,574)	(267,109)	(391,514)	(360,573)

Units, end of period	11,072,016	9,978,953	1,227,748	1,528,933	2,237,748	2,564,367

See accompanying notes.

46 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Conservative Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$8,271,247	$7,294,097	$93,270,374	$82,882,535	$2,563,955	$2,193,566
Expenses:
Mortality and expense risk and administrative charges	(4,058,718)	(4,583,336)	(60,312,704)	(69,974,700)	(1,071,366)	(1,180,244)

Net investment income (loss)	4,212,529	2,710,761	32,957,670	12,907,835	1,492,589	1,013,322

Realized gains (losses) on investments:
Capital gain distributions received	17,530,333	16,725,060	215,763,897	214,223,687	1,184,301	–
Net realized gain (loss)	(1,478,390)	1,821,842	63,046,824	153,835,568	(1,611,639)	(2,338,916)

Realized gains (losses)	16,051,943	18,546,902	278,810,721	368,059,255	(427,338)	(2,338,916)

Unrealized appreciation (depreciation) during the period	(20,685,352)	36,668,260	(341,842,523)	331,765,674	516,878	12,150,373

Net increase (decrease) in net assets from operations	(420,880)	57,925,923	(30,074,132)	712,732,764	1,582,129	10,824,779

Changes from principal transactions:
Purchase payments	385,581	242,750	2,169,210	4,553,955	60,547	74,390
Transfers between sub-accounts and the company	(9,699,800)	(9,165,700)	(105,662,454)	(54,863,061)	(377,805)	160,420
Withdrawals	(29,880,589)	(36,435,983)	(480,136,593)	(576,169,031)	(8,755,825)	(11,300,150)
Annual contract fee	(1,898,369)	(2,000,545)	(28,880,028)	(31,954,827)	(426,468)	(447,365)

Net increase (decrease) in net assets from principal transactions	(41,093,177)	(47,359,478)	(612,509,865)	(658,432,964)	(9,499,551)	(11,512,705)

Total increase (decrease) in net assets	(41,514,057)	10,566,445	(642,583,997)	54,299,800	(7,917,422)	(687,926)
Net assets at beginning of period	380,723,844	370,157,399	4,759,115,107	4,704,815,307	93,727,154	94,415,080

Net assets at end of period	$339,209,787	$380,723,844	$4,116,531,110	$4,759,115,107	$85,809,732	$93,727,154

	2020	2019	2020	2019	2020	2019
Units, beginning of period	15,262,080	17,256,894	208,520,088	239,171,453	3,914,787	4,417,350
Units issued	153,836	160,005	1,696,014	1,488,323	186,736	198,983
Units redeemed	(1,858,752)	(2,154,819)	(29,724,872)	(32,139,688)	(583,554)	(701,546)

Units, end of period	13,557,164	15,262,080	180,491,230	208,520,088	3,517,969	3,914,787

See accompanying notes.

47 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$21,358,948	$18,338,516	$7,171,868	$6,654,899	$108,322,616	$102,377,606
Expenses:
Mortality and expense risk and administrative charges	(11,499,577)	(12,784,255)	(3,963,228)	(4,548,856)	(83,852,484)	(100,459,857)

Net investment income (loss)	9,859,371	5,554,261	3,208,640	2,106,043	24,470,132	1,917,749

Realized gains (losses) on investments:
Capital gain distributions received	10,601,464	-	20,015,813	28,420,781	335,402,854	503,285,298
Net realized gain (loss)	(17,485,598)	(21,447,967)	2,823,439	9,916,117	249,467,827	216,197,873

Realized gains (losses)	(6,884,134)	(21,447,967)	22,839,252	38,336,898	584,870,681	719,483,171

Unrealized appreciation (depreciation) during the period	7,162,023	110,906,912	(39,170,192)	25,022,541	(867,599,691)	394,212,247

Net increase (decrease) in net assets from operations	10,137,260	95,013,206	(13,122,300)	65,465,482	(258,258,878)	1,115,613,167

Changes from principal transactions:
Purchase payments	357,271	1,366,866	234,353	1,293,917	4,847,513	7,602,717
Transfers between sub-accounts and the company	6,019,362	9,751,917	(12,136,532)	(9,304,330)	(222,911,326)	(128,360,214)
Withdrawals	(101,297,327)	(119,826,318)	(27,451,705)	(36,484,776)	(676,844,648)	(764,565,628)
Annual contract fee	(5,811,439)	(6,349,902)	(2,340,017)	(2,491,082)	(44,149,794)	(49,328,154)

Net increase (decrease) in net assets from principal transactions	(100,732,133)	(115,057,437)	(41,693,901)	(46,986,271)	(939,058,255)	(934,651,279)

Total increase (decrease) in net assets	(90,594,873)	(20,044,231)	(54,816,201)	18,479,211	(1,197,317,133)	180,961,888
Net assets at beginning of period	845,498,208	865,542,439	398,917,605	380,438,394	6,896,470,706	6,715,508,818

Net assets at end of period	$754,903,335	$845,498,208	$344,101,404	$398,917,605	$5,699,153,573	$6,896,470,706

	2020	2019	2020	2019	2020	2019
Units, beginning of period	42,134,682	48,163,939	16,743,641	18,851,163	296,880,687	339,906,281
Units issued	2,104,645	1,673,045	73,488	145,917	2,211,912	1,713,561
Units redeemed	(7,129,250)	(7,702,302)	(1,983,370)	(2,253,439)	(46,071,658)	(44,739,155)

Units, end of period	37,110,077	42,134,682	14,833,759	16,743,641	253,020,941	296,880,687

See accompanying notes.

48 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$9,034	$7,829	$3,255,421	$2,904,103	$32,143,284	$27,740,253
Expenses:
Mortality and expense risk and administrative charges	(4,824)	(5,153)	(1,526,679)	(1,742,608)	(19,003,816)	(21,597,429)

Net investment income (loss)	4,210	2,676	1,728,742	1,161,495	13,139,468	6,142,824

Realized gains (losses) on investments:
Capital gain distributions received	24,173	31,488	5,724,670	5,193,328	61,067,891	54,922,435
Net realized gain (loss)	2,517	1,774	(3,161,126)	(1,643,390)	(19,941,092)	(7,037,781)

Realized gains (losses)	26,690	33,262	2,563,544	3,549,938	41,126,799	47,884,654

Unrealized appreciation (depreciation) during the period	(41,657)	35,777	(2,705,385)	15,563,806	(41,058,617)	152,559,297

Net increase (decrease) in net assets from operations	(10,757)	71,715	1,586,901	20,275,239	13,207,650	206,586,775

Changes from principal transactions:
Purchase payments	-	-	68,962	71,708	950,897	4,628,945
Transfers between sub-accounts and the company	–	–	(5,034,605)	(3,957,776)	(28,793,468)	(6,969,944)
Withdrawals	(21,324)	(21,357)	(13,482,534)	(13,991,527)	(141,071,313)	(198,892,878)
Annual contract fee	-	-	(672,315)	(719,785)	(9,530,053)	(10,441,026)

Net increase (decrease) in net assets from principal transactions	(21,324)	(21,357)	(19,120,492)	(18,597,380)	(178,443,937)	(211,674,903)

Total increase (decrease) in net assets	(32,081)	50,358	(17,533,591)	1,677,859	(165,236,287)	(5,088,128)
Net assets at beginning of period	458,651	408,293	141,679,779	140,001,920	1,476,853,070	1,481,941,198

Net assets at end of period	$426,570	$458,651	$124,146,188	$141,679,779	$1,311,616,783	$1,476,853,070

	2020	2019	2020	2019	2020	2019
Units, beginning of period	19,749	20,790	5,471,606	6,226,658	67,001,075	77,231,623
Units issued	–	–	73,291	121,461	890,745	875,748
Units redeemed	(901)	(1,041)	(813,003)	(876,513)	(9,197,119)	(11,106,296)

Units, end of period	18,848	19,749	4,731,894	5,471,606	58,694,701	67,001,075

See accompanying notes.

49 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,133,971	$918,404	$695,050	$550,673	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(952,112)	(1,097,048)	(791,030)	(960,626)	(2,007,803)	(1,795,167)

Net investment income (loss)	181,859	(178,644)	(95,980)	(409,953)	(2,007,803)	(1,795,167)

Realized gains (losses) on investments:
Capital gain distributions received	7,533,083	6,717,704	5,237,555	4,889,787	20,449,383	19,662,641
Net realized gain (loss)	(1,861,080)	(163,892)	(741,363)	399,233	5,336,246	2,333,527

Realized gains (losses)	5,672,003	6,553,812	4,496,192	5,289,020	25,785,629	21,996,168

Unrealized appreciation (depreciation) during the period	3,048,095	11,079,914	594,760	7,787,940	51,060,803	15,486,181

Net increase (decrease) in net assets from operations	8,901,957	17,455,082	4,994,972	12,667,007	74,838,629	35,687,182

Changes from principal transactions:
Purchase payments	120,611	105,479	58,384	71,050	205,794	115,659
Transfers between sub-accounts and the company	(3,756,770)	(3,300,106)	(2,800,292)	(3,466,702)	(11,623,546)	(5,117,313)
Withdrawals	(7,342,819)	(7,638,193)	(5,222,939)	(5,982,160)	(12,647,958)	(11,365,661)
Annual contract fee	(217,604)	(248,065)	(171,556)	(206,895)	(441,033)	(436,438)

Net increase (decrease) in net assets from principal transactions	(11,196,582)	(11,080,885)	(8,136,403)	(9,584,707)	(24,506,743)	(16,803,753)

Total increase (decrease) in net assets	(2,294,625)	6,374,197	(3,141,431)	3,082,300	50,331,886	18,883,429
Net assets at beginning of period	83,184,093	76,809,896	60,113,618	57,031,318	131,034,144	112,150,715

Net assets at end of period	$80,889,468	$83,184,093	$56,972,187	$60,113,618	$181,366,030	$131,034,144

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,882,040	2,156,341	1,468,191	1,719,916	3,149,775	3,593,496
Units issued	132,502	19,980	31,741	24,991	68,845	101,578
Units redeemed	(370,924)	(294,281)	(247,900)	(276,716)	(570,520)	(545,299)

Units, end of period	1,643,618	1,882,040	1,252,032	1,468,191	2,648,100	3,149,775

See accompanying notes.

50 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$616,597	$463,240	$532,657	$378,074
Expenses:
Mortality and expense risk and administrative charges	(1,307,240)	(1,166,129)	(536,667)	(612,450)	(591,808)	(692,683)

Net investment income (loss)	(1,307,240)	(1,166,129)	79,930	(149,210)	(59,151)	(314,609)

Realized gains (losses) on investments:
Capital gain distributions received	12,805,016	11,941,184	875,711	5,395,718	852,149	5,456,032
Net realized gain (loss)	3,130,804	(172,103)	(2,684,926)	(1,635,580)	(3,082,537)	(1,849,772)

Realized gains (losses)	15,935,820	11,769,081	(1,809,215)	3,760,138	(2,230,388)	3,606,260

Unrealized appreciation (depreciation) during the period	27,578,659	9,174,326	4,612,166	3,313,397	4,580,256	3,525,078

Net increase (decrease) in net assets from operations	42,207,239	19,777,278	2,882,881	6,924,325	2,290,717	6,816,729

Changes from principal transactions:
Purchase payments	131,399	111,364	56,365	76,745	184,933	122,819
Transfers between sub-accounts and the company	(4,216,917)	(1,989,819)	(1,125,217)	(709,109)	(1,435,860)	(577,592)
Withdrawals	(7,553,541)	(6,822,116)	(3,248,757)	(3,755,136)	(3,166,843)	(5,005,444)
Annual contract fee	(258,970)	(232,764)	(102,641)	(116,158)	(121,121)	(141,985)

Net increase (decrease) in net assets from principal transactions	(11,898,029)	(8,933,335)	(4,420,250)	(4,503,658)	(4,538,891)	(5,602,202)

Total increase (decrease) in net assets	30,309,210	10,843,943	(1,537,369)	2,420,667	(2,248,174)	1,214,527
Net assets at beginning of period	74,431,293	63,587,350	43,106,122	40,685,455	43,145,664	41,931,137

Net assets at end of period	$104,740,503	$74,431,293	$41,568,753	$43,106,122	$40,897,490	$43,145,664

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,491,827	1,679,065	1,197,829	1,332,351	1,272,276	1,448,284
Units issued	102,991	79,412	31,130	17,040	41,216	32,103
Units redeemed	(303,297)	(266,650)	(160,191)	(151,562)	(191,126)	(208,111)

Units, end of period	1,291,521	1,491,827	1,068,768	1,197,829	1,122,366	1,272,276

See accompanying notes.

51 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money Market Trust Series II		Money-Market Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$70,323	$506,096	$259,321	$2,066,662	$14,928	$94,245
Expenses:
Mortality and expense risk and administrative charges	(316,409)	(381,287)	(1,489,882)	(1,773,961)	(67,297)	(73,314)

Net investment income (loss)	(246,086)	124,809	(1,230,561)	292,701	(52,369)	20,931

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	-	-	-	-	-	-

Realized gains (losses)	-	-	-	-	-	-

Unrealized appreciation (depreciation) during the period	(2)	(2)	1	–	(1)	(2)

Net increase (decrease) in net assets from operations	(246,088)	124,807	(1,230,560)	292,701	(52,370)	20,929

Changes from principal transactions:
Purchase payments	-	-	-	52,198	-	-
Transfers between sub-accounts and the company	(1,493,270)	(1,513,562)	(2,994,277)	(2,750,198)	44,056	53,388
Withdrawals	(1,305,746)	(3,818,617)	(13,914,531)	(15,460,994)	(285,215)	(397,078)
Annual contract fee	(88,096)	(107,898)	(1,178,687)	(1,306,937)	(27,817)	(30,161)

Net increase (decrease) in net assets from principal transactions	(2,887,112)	(5,440,077)	(18,087,495)	(19,465,931)	(268,976)	(373,851)

Total increase (decrease) in net assets	(3,133,200)	(5,315,270)	(19,318,055)	(19,173,230)	(321,346)	(352,922)
Net assets at beginning of period	23,529,238	28,844,508	111,045,980	130,219,210	4,644,968	4,997,890

Net assets at end of period	$20,396,038	$23,529,238	$91,727,925	$111,045,980	$4,323,622	$4,644,968

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,613,238	1,992,848	9,749,906	11,460,162	375,823	405,768
Units issued	16,249	25,979	345,073	117,064	17,429	17,679
Units redeemed	(211,101)	(405,589)	(1,944,784)	(1,827,320)	(39,075)	(47,624)

Units, end of period	1,418,386	1,613,238	8,150,195	9,749,906	354,177	375,823

See accompanying notes.

52 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$308,370	$205,147	$495,888	$633,400	$498,129	$646,959
Expenses:
Mortality and expense risk and administrative charges	(103,515)	(122,928)	(377,312)	(454,435)	(436,355)	(532,265)

Net investment income (loss)	204,855	82,219	118,576	178,965	61,774	114,694

Realized gains (losses) on investments:
Capital gain distributions received	-	-	2,951,775	240,936	3,284,785	267,558
Net realized gain (loss)	(139,858)	(61,128)	1,172,928	1,974,082	1,268,257	1,795,616

Realized gains (losses)	(139,858)	(61,128)	4,124,703	2,215,018	4,553,042	2,063,174

Unrealized appreciation (depreciation) during the period	233,994	721,923	(6,656,852)	4,777,483	(7,518,234)	5,718,139

Net increase (decrease) in net assets from operations	298,991	743,014	(2,413,573)	7,171,466	(2,903,418)	7,896,007

Changes from principal transactions:
Purchase payments	-	-	39,521	72,933	39,845	51,085
Transfers between sub-accounts and the company	(658,298)	(326,747)	(1,212,926)	(772,553)	(1,807,118)	264,868
Withdrawals	(467,548)	(577,339)	(1,666,765)	(2,768,341)	(2,670,293)	(3,684,693)
Annual contract fee	(17,671)	(19,713)	(46,212)	(56,368)	(87,771)	(104,207)

Net increase (decrease) in net assets from principal transactions	(1,143,517)	(923,799)	(2,886,382)	(3,524,329)	(4,525,337)	(3,472,947)

Total increase (decrease) in net assets	(844,526)	(180,785)	(5,299,955)	3,647,137	(7,428,755)	4,423,060
Net assets at beginning of period	7,848,764	8,029,549	30,586,853	26,939,716	34,623,536	30,200,476

Net assets at end of period	$7,004,238	$7,848,764	$25,286,898	$30,586,853	$27,194,781	$34,623,536

	2020	2019	2020	2019	2020	2019
Units, beginning of period	367,008	411,974	475,800	534,733	729,668	804,076
Units issued	3,878	3,821	17,423	30,430	55,749	49,951
Units redeemed	(61,863)	(48,787)	(70,444)	(89,363)	(161,195)	(124,359)

Units, end of period	309,023	367,008	422,779	475,800	624,222	729,668

See accompanying notes.

53 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Select Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$119,705	$-	$-	$4,866,453	$4,281,363
Expenses:
Mortality and expense risk and administrative charges	(1,666,199)	(1,445,798)	(879,495)	(749,039)	(1,463,162)	(1,524,554)

Net investment income (loss)	(1,666,199)	(1,326,093)	(879,495)	(749,039)	3,403,291	2,756,809

Realized gains (losses) on investments:
Capital gain distributions received	12,144,958	17,018,351	6,445,636	8,492,269	-	-
Net realized gain (loss)	6,736,204	6,790,656	3,989,285	2,778,943	364,314	(99,266)

Realized gains (losses)	18,881,162	23,809,007	10,434,921	11,271,212	364,314	(99,266)

Unrealized appreciation (depreciation) during the period	34,701,432	6,915,637	15,867,868	3,639,446	8,131,154	10,133,756

Net increase (decrease) in net assets from operations	51,916,395	29,398,551	25,423,294	14,161,619	11,898,759	12,791,299

Changes from principal transactions:
Purchase payments	167,461	126,172	89,355	76,065	31,167	153,124
Transfers between sub-accounts and the company	(4,379,660)	(4,165,713)	446,763	(2,436,481)	5,518,680	12,033,367
Withdrawals	(10,116,337)	(8,578,743)	(3,751,689)	(4,449,560)	(13,324,694)	(17,797,593)
Annual contract fee	(210,546)	(208,610)	(192,584)	(166,753)	(1,132,138)	(1,190,927)

Net increase (decrease) in net assets from principal transactions	(14,539,082)	(12,826,894)	(3,408,155)	(6,976,729)	(8,906,985)	(6,802,029)

Total increase (decrease) in net assets	37,377,313	16,571,657	22,015,139	7,184,890	2,991,774	5,989,270
Net assets at beginning of period	101,864,379	85,292,722	49,722,093	42,537,203	168,846,936	162,857,666

Net assets at end of period	$139,241,692	$101,864,379	$71,737,232	$49,722,093	$171,838,710	$168,846,936

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,201,413	2,511,294	929,263	1,080,860	11,230,425	11,694,988
Units issued	184,333	82,500	232,349	124,161	1,627,143	1,039,648
Units redeemed	(465,760)	(392,381)	(297,021)	(275,758)	(2,285,139)	(1,504,211)

Units, end of period	1,919,986	2,201,413	864,591	929,263	10,572,429	11,230,425

See accompanying notes.

54 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$10,305,383	$8,854,494	$392,664	$396,255	$386,969	$288,615
Expenses:
Mortality and expense risk and administrative charges	(5,535,549)	(5,578,220)	(348,896)	(358,924)	(400,969)	(322,279)

Net investment income (loss)	4,769,834	3,276,274	43,768	37,331	(14,000)	(33,664)

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	8,688,259	1,733,549	(54,967)	(285,936)	428,071	(143,997)

Realized gains (losses)	8,688,259	1,733,549	(54,967)	(285,936)	428,071	(143,997)

Unrealized appreciation (depreciation) during the period	12,717,320	21,582,342	480,595	702,417	(60,337)	489,970

Net increase (decrease) in net assets from operations	26,175,413	26,592,165	469,396	453,812	353,734	312,309

Changes from principal transactions:
Purchase payments	114,059	160,371	138,674	28,559	22,027	21,549
Transfers between sub-accounts and the company	28,282,249	(62,662,411)	943,837	1,757,726	13,198,375	3,798,367
Withdrawals	(42,744,819)	(48,563,846)	(2,636,943)	(3,928,367)	(9,226,436)	(5,965,941)
Annual contract fee	(2,150,889)	(2,239,783)	(40,952)	(50,148)	(73,101)	(66,342)

Net increase (decrease) in net assets from principal transactions	(16,499,400)	(113,305,669)	(1,595,384)	(2,192,230)	3,920,865	(2,212,367)

Total increase (decrease) in net assets	9,676,013	(86,713,504)	(1,125,988)	(1,738,418)	4,274,599	(1,900,058)
Net assets at beginning of period	369,066,054	455,779,558	23,038,429	24,776,847	19,947,254	21,847,312

Net assets at end of period	$378,742,067	$369,066,054	$21,912,441	$23,038,429	$24,221,853	$19,947,254

	2020	2019	2020	2019	2020	2019
Units, beginning of period	26,548,850	35,085,514	1,869,108	2,048,837	1,683,089	1,870,549
Units issued	21,215,110	5,093,907	436,541	478,788	2,011,877	601,313
Units redeemed	(22,364,242)	(13,630,571)	(558,472)	(658,517)	(1,691,943)	(788,773)

Units, end of period	25,399,718	26,548,850	1,747,177	1,869,108	2,003,023	1,683,089

See accompanying notes.

55 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$143,471	$116,894	$304,463	$224,805	$180,943	$122,885
Expenses:
Mortality and expense risk and administrative charges	(159,442)	(185,575)	(403,069)	(471,382)	(385,835)	(472,264)

Net investment income (loss)	(15,971)	(68,681)	(98,606)	(246,577)	(204,892)	(349,379)

Realized gains (losses) on investments:
Capital gain distributions received	744,821	1,114,217	1,822,232	2,669,239	1,495,806	2,607,034
Net realized gain (loss)	(57,061)	123,505	268,388	524,531	(1,748,266)	(987,671)

Realized gains (losses)	687,760	1,237,722	2,090,620	3,193,770	(252,460)	1,619,363

Unrealized appreciation (depreciation) during the period	1,146,843	1,301,419	2,353,665	3,004,989	2,420,411	5,406,507

Net increase (decrease) in net assets from operations	1,818,632	2,470,460	4,345,679	5,952,182	1,963,059	6,676,491

Changes from principal transactions:
Purchase payments	34,050	28,020	81,269	50,340	66,138	56,786
Transfers between sub-accounts and the company	(324,596)	(682,354)	(1,474,604)	(767,068)	(785,686)	(1,250,592)
Withdrawals	(590,435)	(1,306,632)	(2,217,148)	(2,947,927)	(2,520,468)	(2,984,538)
Annual contract fee	(27,084)	(32,692)	(107,971)	(124,799)	(60,719)	(75,306)

Net increase (decrease) in net assets from principal transactions	(908,065)	(1,993,658)	(3,718,454)	(3,789,454)	(3,300,735)	(4,253,650)

Total increase (decrease) in net assets	910,567	476,802	627,225	2,162,728	(1,337,676)	2,422,841
Net assets at beginning of period	11,902,313	11,425,511	29,572,357	27,409,629	31,997,017	29,574,176

Net assets at end of period	$12,812,880	$11,902,313	$30,199,582	$29,572,357	$30,659,341	$31,997,017

	2020	2019	2020	2019	2020	2019
Units, beginning of period	333,681	394,435	824,184	939,136	765,207	874,606
Units issued	13,727	11,987	30,746	36,389	35,395	13,692
Units redeemed	(41,325)	(72,741)	(136,931)	(151,341)	(123,439)	(123,091)

Units, end of period	306,083	333,681	717,999	824,184	677,163	765,207

See accompanying notes.

56 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series I		Small Cap Stock Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$107,646	$42,193	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(328,158)	(403,542)	(7,831)	(6,563)	(448,116)	(468,418)

Net investment income (loss)	(220,512)	(361,349)	(7,831)	(6,563)	(448,116)	(468,418)

Realized gains (losses) on investments:
Capital gain distributions received	1,215,087	2,140,414	116,693	210,056	3,955,282	9,323,728
Net realized gain (loss)	(1,508,348)	(914,452)	13,394	11,780	(256,908)	392,917

Realized gains (losses)	(293,261)	1,225,962	130,087	221,836	3,698,374	9,716,645

Unrealized appreciation (depreciation) during the period	2,117,508	4,424,779	291,252	12,278	9,278,715	(354,688)

Net increase (decrease) in net assets from operations	1,603,735	5,289,392	413,508	227,551	12,528,973	8,893,539

Changes from principal transactions:
Purchase payments	20,356	25,053	-	-	57,731	33,137
Transfers between sub-accounts and the company	(574,100)	(617,484)	8,014	45,807	(3,440,036)	(672,626)
Withdrawals	(2,389,411)	(2,717,646)	(50,493)	(84,814)	(2,599,509)	(1,977,392)
Annual contract fee	(74,315)	(89,897)	(242)	(210)	(78,656)	(81,693)

Net increase (decrease) in net assets from principal transactions	(3,017,470)	(3,399,974)	(42,721)	(39,217)	(6,060,470)	(2,698,574)

Total increase (decrease) in net assets	(1,413,735)	1,889,418	370,787	188,334	6,468,503	6,194,965
Net assets at beginning of period	25,691,957	23,802,539	824,976	636,642	31,804,821	25,609,856

Net assets at end of period	$24,278,222	$25,691,957	$1,195,763	$824,976	$38,273,324	$31,804,821

	2020	2019	2020	2019	2020	2019
Units, beginning of period	656,858	753,786	25,747	27,172	790,917	865,860
Units issued	36,565	18,495	1,543	2,629	69,455	106,247
Units redeemed	(120,460)	(115,423)	(2,502)	(4,054)	(220,719)	(181,190)

Units, end of period	572,963	656,858	24,788	25,747	639,653	790,917

See accompanying notes.

57 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$5,626	$4,024	$152,472	$91,361	$89,261	$314,349
Expenses:
Mortality and expense risk and administrative charges	(4,825)	(6,550)	(275,824)	(365,238)	(472,151)	(553,217)

Net investment income (loss)	801	(2,526)	(123,352)	(273,877)	(382,890)	(238,868)

Realized gains (losses) on investments:
Capital gain distributions received	62,464	48,276	2,088,545	1,633,611	2,046,170	17,627,588
Net realized gain (loss)	(44,108)	(5,664)	(2,611,214)	(1,191,476)	(6,833,219)	(855,594)

Realized gains (losses)	18,356	42,612	(522,669)	442,135	(4,787,049)	16,771,994

Unrealized appreciation (depreciation) during the period	(69,638)	113,265	(1,672,587)	5,041,839	7,261,500	(8,775,220)

Net increase (decrease) in net assets from operations	(50,481)	153,351	(2,318,608)	5,210,097	2,091,561	7,757,906

Changes from principal transactions:
Purchase payments	-	-	25,229	30,459	76,008	57,531
Transfers between sub-accounts and the company	24,442	4,579	(394,211)	(1,127,702)	(1,264,885)	(631,653)
Withdrawals	(97,021)	(36,006)	(1,626,135)	(1,944,038)	(2,406,159)	(2,835,186)
Annual contract fee	(103)	(122)	(48,911)	(63,462)	(64,213)	(75,819)

Net increase (decrease) in net assets from principal transactions	(72,682)	(31,549)	(2,044,028)	(3,104,743)	(3,659,249)	(3,485,127)

Total increase (decrease) in net assets	(123,163)	121,802	(4,362,636)	2,105,354	(1,567,688)	4,272,779
Net assets at beginning of period	738,937	617,135	24,815,016	22,709,662	38,287,441	34,014,662

Net assets at end of period	$615,774	$738,937	$20,452,380	$24,815,016	$36,719,753	$38,287,441

	2020	2019	2020	2019	2020	2019
Units, beginning of period	22,312	23,369	727,481	825,018	765,198	840,097
Units issued	3,380	468	126,440	28,175	24,726	16,991
Units redeemed	(5,661)	(1,525)	(197,228)	(125,712)	(108,591)	(91,890)

Units, end of period	20,031	22,312	656,693	727,481	681,333	765,198

See accompanying notes.

58 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$35,002	$247,387	$434,509	$767,884	$421,633	$780,348
Expenses:
Mortality and expense risk and administrative charges	(491,685)	(589,746)	(397,404)	(421,857)	(467,458)	(507,331)

Net investment income (loss)	(456,683)	(342,359)	37,105	346,027	(45,825)	273,017

Realized gains (losses) on investments:
Capital gain distributions received	2,124,872	18,374,164	-	-	-	-
Net realized gain (loss)	(6,814,606)	(2,354,195)	39,859	(96,159)	40,929	(113,061)

Realized gains (losses)	(4,689,734)	16,019,969	39,859	(96,159)	40,929	(113,061)

Unrealized appreciation (depreciation) during the period	7,140,816	(7,947,973)	1,669,654	2,264,222	1,736,879	2,526,678

Net increase (decrease) in net assets from operations	1,994,399	7,729,637	1,746,618	2,514,090	1,731,983	2,686,634

Changes from principal transactions:
Purchase payments	34,932	103,441	16,210	17,351	25,928	26,975
Transfers between sub-accounts and the company	(1,039,371)	(874,563)	(175,829)	(676,336)	(18,686)	1,508,389
Withdrawals	(2,798,978)	(3,248,422)	(2,378,458)	(2,685,552)	(2,453,839)	(3,926,670)
Annual contract fee	(98,488)	(115,210)	(39,740)	(41,990)	(82,065)	(93,086)

Net increase (decrease) in net assets from principal transactions	(3,901,905)	(4,134,754)	(2,577,817)	(3,386,527)	(2,528,662)	(2,484,392)

Total increase (decrease) in net assets	(1,907,506)	3,594,883	(831,199)	(872,437)	(796,679)	202,242
Net assets at beginning of period	38,190,461	34,595,578	28,056,708	28,929,145	30,786,382	30,584,140

Net assets at end of period	$36,282,955	$38,190,461	$27,225,509	$28,056,708	$29,989,703	$30,786,382

	2020	2019	2020	2019	2020	2019
Units, beginning of period	972,522	1,082,149	1,167,636	1,319,270	1,383,336	1,489,159
Units issued	26,490	24,700	36,237	48,201	131,240	157,549
Units redeemed	(137,672)	(134,327)	(143,984)	(199,835)	(257,548)	(263,372)

Units, end of period	861,340	972,522	1,059,889	1,167,636	1,257,028	1,383,336

See accompanying notes.

59 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Bond Market Trust Series II		Total Stock Market Index Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,035,467	$2,084,010	$1,529,112	$1,130,997	$706,744	$657,248
Expenses:
Mortality and expense risk and administrative charges	(793,845)	(821,512)	(984,406)	(777,364)	(601,042)	(625,757)

Net investment income (loss)	1,241,622	1,262,498	544,706	353,633	105,702	31,491

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	3,524,641	2,841,844
Net realized gain (loss)	168,421	(724,814)	2,412,284	(404,354)	843,167	769,286

Realized gains (losses)	168,421	(724,814)	2,412,284	(404,354)	4,367,808	3,611,130

Unrealized appreciation (depreciation) during the period	4,019,879	5,874,011	284,581	3,373,510	3,018,009	6,687,219

Net increase (decrease) in net assets from operations	5,429,922	6,411,695	3,241,571	3,322,789	7,491,519	10,329,840

Changes from principal transactions:
Purchase payments	4,934	107,673	58,189	18,036	28,675	59,727
Transfers between sub-accounts and the company	4,557,666	7,039,600	36,528,592	8,219,047	(1,284,193)	(996,484)
Withdrawals	(7,958,444)	(10,864,580)	(16,663,194)	(12,445,539)	(3,742,585)	(3,938,575)
Annual contract fee	(787,607)	(848,827)	(498,542)	(395,817)	(64,834)	(70,310)

Net increase (decrease) in net assets from principal transactions	(4,183,451)	(4,566,134)	19,425,045	(4,604,273)	(5,062,937)	(4,945,642)

Total increase (decrease) in net assets	1,246,471	1,845,561	22,666,616	(1,281,484)	2,428,582	5,384,198
Net assets at beginning of period	91,184,111	89,338,550	52,973,295	54,254,779	44,392,596	39,008,398

Net assets at end of period	$92,430,582	$91,184,111	$75,639,911	$52,973,295	$46,821,178	$44,392,596

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,564,337	6,903,807	4,043,213	4,408,111	1,485,619	1,667,740
Units issued	1,068,799	633,115	4,010,062	1,406,525	27,453	10,081
Units redeemed	(1,380,766)	(972,585)	(2,582,749)	(1,771,423)	(202,654)	(192,202)

Units, end of period	6,252,370	6,564,337	5,470,526	4,043,213	1,310,418	1,485,619

See accompanying notes.

60 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$540,988	$473,307	$209,284	$152,733	$4,115,145	$3,219,407
Expenses:
Mortality and expense risk and administrative charges	(568,303)	(570,504)	(95,595)	(82,613)	(3,300,598)	(2,617,704)

Net investment income (loss)	(27,315)	(97,197)	113,689	70,120	814,547	601,703

Realized gains (losses) on investments:
Capital gain distributions received	3,014,850	2,348,543	-	-	-	-
Net realized gain (loss)	2,302,867	2,769,113	964	135,503	136,932	1,159,370

Realized gains (losses)	5,317,717	5,117,656	964	135,503	136,932	1,159,370

Unrealized appreciation (depreciation) during the period	1,125,286	3,341,110	(1,200)	965	(1,254,317)	717,222

Net increase (decrease) in net assets from operations	6,415,688	8,361,569	113,453	206,588	(302,838)	2,478,295

Changes from principal transactions:
Purchase payments	30,630	27,675	-	-	2,095,242	636,508
Transfers between sub-accounts and the company	(1,099,653)	(1,261,664)	7,351,836	10,620,324	225,669,128	212,880,410
Withdrawals	(1,924,895)	(3,113,183)	(4,569,079)	(11,580,080)	(208,673,763)	(175,298,097)
Annual contract fee	(139,328)	(145,640)	(85,062)	(57,577)	(1,478,317)	(1,264,283)

Net increase (decrease) in net assets from principal transactions	(3,133,246)	(4,492,812)	2,697,695	(1,017,333)	17,612,290	36,954,538

Total increase (decrease) in net assets	3,282,442	3,868,757	2,811,148	(810,745)	17,309,452	39,432,833
Net assets at beginning of period	36,133,626	32,264,869	9,489,340	10,300,085	216,056,209	176,623,376

Net assets at end of period	$39,416,068	$36,133,626	$12,300,488	$9,489,340	$233,365,661	$216,056,209

	2020	2019	2020	2019	2020	2019
Units, beginning of period	967,269	1,097,829	775,048	859,864	18,954,068	15,670,778
Units issued	38,881	13,103	1,043,271	1,066,380	21,148,553	18,610,432
Units redeemed	(121,085)	(143,663)	(820,176)	(1,151,196)	(19,697,387)	(15,327,142)

Units, end of period	885,065	967,269	998,143	775,048	20,405,234	18,954,068

See accompanying notes.

61 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Opportunities
	2020	2019
Income:
Dividend distributions received	$28,221	$44,056
Expenses:
Mortality and expense risk and administrative charges	(41,542)	(42,151)

Net investment income (loss)	(13,321)	1,905

Realized gains (losses) on investments:
Capital gain distributions received	187,027	232,014
Net realized gain (loss)	179,870	120,838

Realized gains (losses)	366,897	352,852

Unrealized appreciation (depreciation) during the period	134,335	324,136

Net increase (decrease) in net assets from operations	487,911	678,893

Changes from principal transactions:
Purchase payments	-	-
Transfers between sub-accounts and the company	(110,730)	(78,960)
Withdrawals	(292,265)	(309,355)
Annual contract fee	(9,351)	(9,753)

Net increase (decrease) in net assets from principal transactions	(412,346)	(398,068)

Total increase (decrease) in net assets	75,565	280,825
Net assets at beginning of period	2,961,168	2,680,343

Net assets at end of period	$3,036,733	$2,961,168

	2020	2019
Units, beginning of period	32,597	39,596
Units issued	121	10
Units redeemed	(5,115)	(7,009)

Units, end of period	27,603	32,597

See accompanying notes.

62 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 107 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

63 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2020.

64 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2020, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

See accompanying notes.

65 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2020. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$27,755,786,321	-	-	27,755,786,321
NonAffiliated	$26,981,123	-	-	26,981,123

Total	$27,782,767,444	-	-	27,782,767,444

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2020.

66 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2020 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$9,322,240	$20,990,870
500 Index Fund Series II	11,805,205	18,444,057
500 Index Fund Series NAV	14,015,282	32,688,638
Active Bond Trust Series I	4,014,613	5,829,739
Active Bond Trust Series II	36,453,210	33,427,263
American Asset Allocation Trust Series I	18,699,228	14,135,079
American Asset Allocation Trust Series II	113,539,432	109,092,405
American Asset Allocation Trust Series III	15,991,612	11,487,451
American Global Growth Trust Series II	18,005,656	35,253,082
American Global Growth Trust Series III	2,705,074	6,153,386
American Growth Trust Series II	83,576,297	153,481,047
American Growth Trust Series III	11,824,124	27,491,196
American Growth-Income Trust Series I	17,542,346	17,442,241
American Growth-Income Trust Series II	84,263,541	72,456,344
American Growth-Income Trust Series III	36,398,564	28,361,691
American International Trust Series II	34,009,904	54,915,732
American International Trust Series III	4,557,381	7,203,469
Basic Value Focus	281,662	622,824
Blue Chip Growth Trust Series I	41,399,696	41,602,352
Blue Chip Growth Trust Series II	25,429,190	29,256,229
Capital Appreciation Trust Series I	23,237,792	25,929,227
Capital Appreciation Trust Series II	16,706,656	18,181,091
Capital Appreciation Value Trust Series II	29,215,898	38,174,750
Core Bond Trust Series I	7,772,910	12,089,074
Core Bond Trust Series II	14,905,366	18,120,240
DWS Equity 500 Index	866,132	1,188,365
Emerging Markets Value Trust Series II	3,673,629	5,703,682
Emerging Markets Value Trust Series NAV	132,571	209,299
Equity Income Trust Series I	18,217,642	22,434,503
Equity Income Trust Series II	14,247,608	17,046,486
Financial Industries Trust Series I	1,290,778	2,073,919
Financial Industries Trust Series II	2,085,825	2,847,771
Fundamental All Cap Core Trust Series II	2,726,926	9,308,918
Fundamental Large Cap Value Trust Series I	6,815,847	24,066,437
Fundamental Large Cap Value Trust Series II	9,770,231	24,344,065
Global Allocation	17,651	47,934
Opportunistic Fixed Income Trust Series I	2,780,232	3,775,675
Opportunistic Fixed Income Trust Series II	9,705,723	14,985,164
Global Trust Series I	149,547,009	14,136,516
Global Trust Series II	961,186	4,887,281
Health Sciences Trust Series I	9,478,198	11,861,132
Health Sciences Trust Series II	15,738,393	11,545,502
High Yield Trust Series I	9,209,636	11,107,553
High Yield Trust Series II	7,843,396	11,599,443
International Equity Index Series I	1,330,150	4,037,262
International Equity Index Series II	2,118,602	2,817,835
International Equity Index Series NAV	577,306	1,281,649
International Small Company Trust Series I	1,288,424	2,653,504
International Small Company Trust Series II	1,530,906	2,029,545

67 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Disciplined Value International Trust Series I	$2,390,885	$6,792,082
Disciplined Value International Trust Series II	3,184,084	6,597,054
Investment Quality Bond Trust Series I	20,261,647	24,278,998
Investment Quality Bond Trust Series II	14,790,493	15,685,131
Lifestyle Aggressive Portfolio Series I	329,335	1,290,738
Lifestyle Aggressive Portfolio Series II	2,134,160	2,766,427
Lifestyle Balanced Portfolio Series I	7,816,877	5,988,636
Lifestyle Balanced Portfolio Series II	211,399,695	151,799,938
Lifestyle Conservative Portfolio Series I	7,398,831	3,491,101
Lifestyle Conservative Portfolio Series II	84,087,889	53,746,680
Lifestyle Growth Portfolio Series I	24,602,285	24,408,795
Lifestyle Growth Portfolio Series II	578,593,066	778,297,825
Lifestyle Growth Portfolio Series NAV	462,125	515,357
Lifestyle Moderate Portfolio Series I	3,341,637	1,293,955
Lifestyle Moderate Portfolio Series II	80,903,702	53,424,847
Managed Volatility Aggressive Portfolio Series I	1,521,410	8,415,756
Managed Volatility Aggressive Portfolio Series II	2,611,607	9,666,999
Managed Volatility Balanced Portfolio Series I	29,370,124	48,720,440
Managed Volatility Balanced Portfolio Series II	318,976,183	682,764,480
Managed Volatility Conservative Portfolio Series I	8,060,460	14,883,122
Managed Volatility Conservative Portfolio Series II	66,365,199	146,636,496
Managed Volatility Growth Portfolio Series I	28,538,769	47,008,215
Managed Volatility Growth Portfolio Series II	454,306,412	1,033,491,680
Managed Volatility Growth Portfolio Series NAV	33,207	26,148
Managed Volatility Moderate Portfolio Series I	10,837,941	22,505,024
Managed Volatility Moderate Portfolio Series II	106,765,780	211,002,358
Mid Cap Index Trust Series I	12,381,323	15,862,965
Mid Cap Index Trust Series II	6,840,128	9,834,957
Mid Cap Stock Trust Series I	23,546,864	29,612,028
Mid Cap Stock Trust Series II	18,351,864	18,752,118
Mid Value Trust Series I	2,403,587	5,868,195
Mid Value Trust Series II	2,495,769	6,241,660
Money Market Trust Series I	258,535	3,391,734
Money Market Trust Series II	3,622,531	22,940,586
Money-Market Trust Series NAV	224,811	546,157
Mutual Shares Trust Series I	27,798,631	161,271,194
PIMCO All Asset	385,658	1,324,321
Real Estate Securities Trust Series I	4,462,259	4,278,291
Real Estate Securities Trust Series II	6,101,522	7,280,300
Science & Technology Trust Series I	19,651,660	23,711,984
Science & Technology Trust Series II	20,740,086	18,582,099
Select Bond Trust Series I	30,922,923	36,426,618
Select Bond Trust Series II	314,435,992	326,165,557
Short Term Government Income Trust Series I	5,741,025	7,292,641
Short Term Government Income Trust Series II	24,730,613	20,823,746
Small Cap Index Trust Series I	1,358,842	1,538,056
Small Cap Index Trust Series II	2,937,375	4,932,204
Small Cap Opportunities Trust Series I	2,762,892	4,772,714
Small Cap Opportunities Trust Series II	2,377,085	4,399,978
Small Cap Stock Trust Series I	162,973	96,830
Small Cap Stock Trust Series II	7,105,487	9,658,790
Small Cap Value Trust Series I	173,123	182,539

68 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Small Cap Value Trust Series II	$5,262,921	$5,341,756
Small Company Value Trust Series I	3,085,671	5,081,641
Small Company Value Trust Series II	2,929,566	5,163,279
Strategic Income Opportunities Trust Series I	1,263,423	3,804,135
Strategic Income Opportunities Trust Series II	3,287,827	5,862,315
Total Bond Market Series Trust NAV	17,740,153	20,681,980
Total Bond Market Trust Series II	55,769,397	35,799,646
Total Stock Market Index Trust Series I	4,988,462	6,421,055
Total Stock Market Index Trust Series II	4,929,466	5,075,175
Ultra Short Term Bond Trust Series I	12,974,629	10,163,245
Ultra Short Term Bond Trust Series II	235,515,411	217,088,575
Value Opportunities	224,916	463,556

69 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series I(*)	2020	4,339	$36.94 to $32.81	$148,171	1.90 % to 0.45%	1.80%	17.58 % to 15.88%
	2019	4,843	31.41 to 28.31	142,077	1.90 to 0.45	1.66	30.47 to 28.59
	2018	5,483	24.08 to 22.02	124,393	1.90 to 0.45	1.30	-5.12 to -6.50
	2017	6,105	25.38 to 23.55	147,484	1.90 to 0.45	1.66	20.98 to 19.24
	2016	6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49

500 Index Fund Series II(*)	2020	1,953	36.33 to 31.88	63,007	2.05 to 0.45	1.59	17.30 to 15.43
	2019	2,243	30.97 to 27.62	62,608	2.05 to 0.45	1.51	30.24 to 28.17
	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83
	2017	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016	2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11

500 Index Fund Series NAV(*)	2020	5,504	36.04 to 30.50	193,699	2.05 to 0.80	1.82	17.19 to 15.73
	2019	6,220	30.75 to 26.36	187,147	2.05 to 0.80	1.69	30.11 to 28.50
	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59
	2017	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016	10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38

Active Bond Trust Series I(*)	2020	1,111	26.30 to 20.95	24,963	1.90 to 0.45	2.90	8.30 to 6.74
	2019	1,212	24.28 to 19.63	25,396	1.90 to 0.45	2.69	8.76 to 7.20
	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48
	2017	1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016	1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38

Active Bond Trust Series II(*)	2020	6,336	19.84 to 14.41	134,054	2.05 to 1.00	2.78	7.48 to 6.36
	2019	6,290	18.65 to 13.40	124,667	2.05 to 1.00	2.53	7.94 to 6.81
	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82
	2017	7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016	7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40

American Asset Allocation Trust Series I(*)	2020	4,605	28.64 to 23.49	115,923	1.90 to 0.45	1.35	11.51 to 9.91
	2019	4,963	25.68 to 21.37	113,208	1.90 to 0.45	1.34	20.24 to 18.50
	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71
	2017	6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016	6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94

American Asset Allocation Trust Series II(*)	2020	36,881	24.54 to 22.67	888,734	2.05 to 1.00	1.24	10.80 to 9.64
	2019	41,211	22.15 to 20.67	900,004	2.05 to 1.00	1.22	19.47 to 18.22
	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00
	2017	54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016	61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71

American Asset Allocation Trust Series III(*)	2020	4,203	30.07 to 27.30	124,838	1.55 to 0.80	1.70	11.55 to 10.71
	2019	4,588	26.96 to 24.66	122,259	1.55 to 0.80	1.67	20.19 to 19.30
	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10
	2017	5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016	6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75

American Global Growth Trust Series II(*)	2020	4,896	33.99 to 31.05	161,922	2.05 to 1.00	0.07	28.51 to 27.16
	2019	5,857	26.45 to 24.42	151,504	2.05 to 1.00	0.54	33.32 to 31.93
	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31
	2017	7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016	9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93

American Global Growth Trust Series III(*)	2020	804	40.37 to 36.65	31,935	1.55 to 0.80	0.06	29.40 to 28.43
	2019	967	31.20 to 28.54	29,730	1.55 to 0.80	0.96	34.10 to 33.10
	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45
	2017	1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016	1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92

American Growth Trust Series II(*)	2020	9,063	93.16 to 70.22	631,754	2.05 to 0.45	0.08	50.77 to 48.38
	2019	11,474	61.79 to 47.32	535,195	2.05 to 0.45	0.73	29.61 to 27.55
	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74
	2017	16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016	19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82

American Growth Trust Series III(*)	2020	1,954	53.18 to 48.28	102,290	1.55 to 0.80	0.08	50.77 to 49.64
	2019	2,594	35.27 to 32.26	90,208	1.55 to 0.80	1.17	29.76 to 28.79
	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82
	2017	3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016	4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80

American Growth-Income Trust Series I(*)	2020	2,317	57.19 to 44.26	110,631	1.90 to 0.45	1.33	12.60 to 10.97
	2019	2,634	50.79 to 39.89	112,835	1.90 to 0.45	1.49	25.14 to 23.34
	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03
	2017	3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016	3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01

70 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series II(*)	2020	10,493	$56.42 to $ 42.52	$448,301	2.05 % to 0.45%	1.26%	12.52 % to 10.72%
	2019	11,502	50.14 to 38.40	441,928	2.05 to 0.45	1.39	25.08 to 23.10
	2018	13,514	40.09 to 31.20	418,780	2.05 to 0.45	1.25	-2.71 to -4.26
	2017	15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016	18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81

American Growth-Income Trust Series III(*)	2020	5,724	36.74 to 33.35	207,203	1.55 to 0.80	1.71	12.57 to 11.72
	2019	6,269	32.64 to 29.85	201,783	1.55 to 0.80	1.84	25.16 to 24.22
	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34
	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83

American International Trust Series II(*)	2020	7,899	37.27 to 21.26	274,988	2.05 to 1.00	0.25	12.26 to 11.09
	2019	8,655	33.55 to 18.93	270,480	2.05 to 1.00	0.79	21.05 to 19.79
	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35
	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88

American International Trust Series III(*)	2020	1,773	21.52 to 19.53	37,553	1.55 to 0.80	0.71	13.07 to 12.22
	2019	1,949	19.03 to 17.40	36,565	1.55 to 0.80	1.28	21.91 to 21.00
	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54
	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90

Basic Value Focus	2020	75	59.90 to 29.25	3,801	1.80 to 1.40	2.22	1.77 to 1.36
	2019	86	58.86 to 28.85	4,219	1.80 to 1.40	2.23	21.99 to 21.51
	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71
	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78

Blue Chip Growth Trust Series I(*)	2020	3,052	83.88 to 56.31	281,323	1.90 to 0.45	0.00	33.70 to 31.77
	2019	3,479	62.74 to 42.74	241,695	1.90 to 0.45	0.00	29.21 to 27.35
	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04
	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09

Blue Chip Growth Trust Series II(*)	2020	2,084	68.26 to 47.88	130,587	2.05 to 1.00	0.00	32.73 to 31.34
	2019	2,455	51.97 to 36.08	116,834	2.05 to 1.00	0.00	28.24 to 26.90
	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30
	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43

Capital Appreciation Trust Series I(*)	2020	4,197	57.12 to 56.49	196,185	1.90 to 0.45	0.00	55.34 to 53.10
	2019	4,687	37.31 to 36.37	142,530	1.90 to 0.45	0.04	32.30 to 30.39
	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68
	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94

Capital Appreciation Trust Series II(*)	2020	1,156	77.92 to 53.71	77,121	2.05 to 1.00	0.00	54.15 to 52.54
	2019	1,315	51.08 to 34.84	57,289	2.05 to 1.00	0.01	31.33 to 29.95
	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01
	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27

Capital Appreciation Value Trust Series II(*)	2020	8,472	31.82 to 30.22	268,577	2.05 to 1.00	0.89	16.02 to 14.80
	2019	9,499	27.72 to 26.05	260,486	2.05 to 1.00	1.18	22.86 to 21.58
	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94
	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66

Core Bond Trust Series I(*)	2020	3,184	23.03 to 18.35	61,027	1.90 to 0.45	2.29	8.13 to 6.57
	2019	3,442	21.30 to 17.22	61,700	1.90 to 0.45	2.37	7.84 to 6.29
	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47
	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81

Core Bond Trust Series II(*)	2020	3,960	17.73 to 14.27	72,609	2.05 to 1.00	2.12	7.42 to 6.30
	2019	4,176	16.68 to 13.28	71,521	2.05 to 1.00	2.20	6.97 to 5.85
	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81
	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46

DWS Equity 500 Index	2020	226	59.55 to 45.05	12,883	2.05 to 1.40	1.36	16.00 to 15.24
	2019	247	51.34 to 39.09	12,152	2.05 to 1.40	1.58	28.82 to 27.99
	2018	279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94
	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94

71 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Emerging Markets Value Trust Series II(*)	2020	2,379	$ 12.64 to $ 12.01	$29,116	2.05 % to 0.45%	2.25%	2.89 % to 1.25%
	2019	2,552	12.29 to 11.86	30,665	2.05 to 0.45	2.93	10.21 to 8.46
	2018	2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55
	2017	3,264	12.99 to 12.95	42,338	2.05 to 0.45	4.38	3.91 to 3.63

Emerging Markets Value Trust Series NAV(*)	2020	113	12.61 to 12.31	1,416	1.55 to 0.80	2.51	2.89 to 2.12
	2019	122	12.26 to 12.06	1,485	1.55 to 0.80	3.20	10.01 to 9.19
	2018	131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82
	2017	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72

Equity Income Trust Series I(*)	2020	2,708	47.64 to 30.38	157,037	1.90 to 0.45	2.94	0.56 to -0.89
	2019	3,052	47.38 to 30.65	177,745	1.90 to 0.45	2.05	25.78 to 23.97
	2018	3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29
	2017	3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016	4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88

Equity Income Trust Series II(*)	2020	3,322	38.69 to 33.70	101,646	2.05 to 0.45	2.79	0.29 to -1.30
	2019	3,726	38.57 to 34.14	115,219	2.05 to 0.45	1.88	25.61 to 23.61
	2018	3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60
	2017	4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016	5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50

Financial Industries Trust Series I(*)	2020	275	27.69 to 25.80	7,492	1.90 to 1.40	1.32	0.75 to 0.24
	2019	342	27.49 to 25.73	9,202	1.90 to 1.40	4.12	29.96 to 29.31
	2018	407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11
	2017	474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016	533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12

Financial Industries Trust Series II(*)	2020	402	30.47 to 25.39	11,294	2.05 to 1.00	1.15	0.97 to -0.09
	2019	473	30.49 to 25.15	13,265	2.05 to 1.00	3.93	30.21 to 28.85
	2018	527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37
	2017	625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016	772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79

Fundamental All Cap Core Trust Series II(*)	2020	808	53.04 to 24.08	45,550	2.05 to 1.00	0.19	25.38 to 24.07
	2019	963	42.75 to 19.21	43,404	2.05 to 1.00	0.24	34.83 to 33.42
	2018	1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11
	2017	1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016	1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92

Fundamental Large Cap Value Trust Series I(*)	2020	5,359	41.70 to 32.75	187,210	1.90 to 0.45	1.08	11.46 to 9.85
	2019	6,025	37.42 to 29.81	190,760	1.90 to 0.45	1.14	35.24 to 33.30
	2018	6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61
	2017	7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016	9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10

Fundamental Large Cap Value Trust Series II(*)	2020	4,415	31.48 to 18.85	137,695	2.05 to 1.00	0.88	10.64 to 9.48
	2019	4,994	28.76 to 17.03	141,440	2.05 to 1.00	0.93	34.24 to 32.84
	2018	6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92
	2017	6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016	8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73

Global Allocation	2020	10	33.05 to 26.74	256	1.75 to 1.40	1.04	19.12 to 18.70
	2019	11	27.84 to 22.45	255	1.75 to 1.40	1.15	16.19 to 15.79
	2018	11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13
	2017	11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016	35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15

Opportunistic Fixed Income Trust Series I(*)	2020	673	25.63 to 19.14	23,520	1.90 to 0.80	3.84	12.88 to 11.65
	2019	722	22.96 to 16.96	22,479	1.90 to 0.80	6.27	5.53 to 4.38
	2018	811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75
	2017	917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016	1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11

Opportunistic Fixed Income Trust Series II(*)	2020	2,390	19.20 to 13.96	52,731	2.05 to 1.00	3.78	12.50 to 11.32
	2019	2,737	17.25 to 12.41	53,892	2.05 to 1.00	6.28	5.03 to 3.93
	2018	2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03
	2017	3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016	4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83

Global Trust Series I(*)	2020	10,891	27.53 to 20.35	246,986	1.90 to 0.45	1.03	6.12 to 4.58
	2019	3,560	25.94 to 19.46	95,996	1.90 to 0.45	2.13	15.52 to 13.86
	2018	3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11
	2017	4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016	4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41

Global Trust Series II(*)	2020	1,002	25.64 to 14.86	22,769	2.05 to 1.00	1.08	5.36 to 4.26
	2019	1,202	24.60 to 14.11	26,152	2.05 to 1.00	1.89	14.68 to 13.48

72 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Trust Series II(*)	2018	1,391	$ 21.67 to $ 12.30	$26,538	2.05 % to 1.00%	1.50%	-15.50 % to -16.39%
	2017	1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016	1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02

Health Sciences Trust Series I(*)	2020	507	133.80 to 99.16	55,265	1.90 to 0.45	0.00	26.60 to 24.77
	2019	583	105.69 to 79.48	50,631	1.90 to 0.45	0.00	28.10 to 26.26
	2018	670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22
	2017	744	82.31 to 63.72	51,425	1.90 to 0.45	0.00	26.94 to 25.11
	2016	898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26

Health Sciences Trust Series II(*)	2020	700	111.36 to 48.13	73,089	2.05 to 1.00	0.00	25.62 to 24.31
	2019	729	89.58 to 38.31	60,712	2.05 to 1.00	0.00	27.12 to 25.79
	2018	849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53
	2017	965	72.32 to 30.28	63,593	2.05 to 1.00	0.00	25.99 to 24.68
	2016	1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58

High Yield Trust Series I(*)	2020	2,579	33.77 to 27.47	52,470	1.90 to 0.45	6.22	5.34 to 3.82
	2019	2,760	32.06 to 26.46	54,750	1.90 to 0.45	5.25	15.14 to 13.49
	2018	2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85
	2017	3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016	3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08

High Yield Trust Series II(*)	2020	1,722	26.61 to 16.96	43,034	2.05 to 1.00	5.82	4.61 to 3.52
	2019	1,940	25.71 to 16.21	47,178	2.05 to 1.00	4.98	14.35 to 13.15
	2018	2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13
	2017	2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016	2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80

International Equity Index Series I(*)	2020	877	18.64 to 17.89	16,342	1.90 to 1.40	2.41	9.10 to 8.56
	2019	1,073	17.08 to 16.48	18,350	1.90 to 1.40	2.71	19.68 to 19.09
	2018	857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72
	2017	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016	1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48

International Equity Index Series II(*)	2020	1,033	19.82 to 17.39	18,701	2.05 to 0.45	2.33	9.98 to 8.23
	2019	1,100	18.02 to 16.07	18,331	2.05 to 0.45	2.65	20.57 to 18.65
	2018	814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02
	2017	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016	907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12

International Equity Index Series NAV(*)	2020	717	15.14 to 13.87	10,547	2.05 to 1.40	2.52	9.21 to 8.50
	2019	785	13.86 to 12.78	10,617	2.05 to 1.40	2.45	19.75 to 18.98
	2018	803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86
	2017	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016	1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31

International Small Company Trust Series I(*)	2020	756	25.87 to 22.01	17,527	1.90 to 0.45	2.06	7.88 to 6.32
	2019	862	23.98 to 20.70	18,694	1.90 to 0.45	2.15	22.05 to 20.30
	2018	972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61
	2017	1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016	1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93

International Small Company Trust Series II(*)	2020	528	21.27 to 21.17	11,734	2.05 to 1.00	1.88	7.09 to 5.97
	2019	579	19.98 to 19.86	12,084	2.05 to 1.00	1.76	21.14 to 19.87
	2018	669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90
	2017	764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016	860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57

Disciplined Value International Trust Series I(*)	2020	2,344	26.81 to 21.81	48,831	1.90 to 0.45	2.10	2.81 to 1.33
	2019	2,611	26.08 to 21.52	53,425	1.90 to 0.45	2.71	11.83 to 10.22
	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64
	2017	3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016	3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13

Disciplined Value International Trust Series II(*)	2020	1,851	25.94 to 15.55	40,835	2.05 to 1.00	1.94	2.04 to 0.97
	2019	2,030	25.69 to 15.24	44,182	2.05 to 1.00	2.55	11.01 to 9.86
	2018	2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90
	2017	2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016	3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67

Investment Quality Bond Trust Series I(*)	2020	5,425	35.11 to 22.30	123,909	1.90 to 0.45	2.30	8.88 to 7.31
	2019	5,736	32.24 to 20.78	120,544	1.90 to 0.45	2.51	8.87 to 7.31
	2018	6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69
	2017	6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016	7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33

Investment Quality Bond Trust Series II(*)	2020	3,147	18.76 to 14.83	65,360	2.05 to 0.35	2.11	8.77 to 6.93
	2019	3,225	17.55 to 13.64	62,380	2.05 to 0.35	2.34	8.77 to 6.93

73 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series II(*)	2018	3,237	$ 16.41 to $ 12.54	$ 58,447	2.05 % to 0.35%	2.49%	-1.27 % to -2.95%
	2017	3,685	16.91 to 12.70	68,204	2.05 to 0.35	2.46	3.94 to 2.19
	2016	3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34

Lifestyle Aggressive Portfolio Series I(*)	2020	90	21.20 to 20.68	1,900	1.75 to 1.40	1.52	12.47 to 12.08
	2019	149	18.85 to 18.46	2,787	1.75 to 1.40	1.63	25.24 to 24.80
	2018	142	15.05 to 14.79	2,127	1.75 to 1.40	1.71	-10.12 to -10.44
	2017	136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016	206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65

Lifestyle Aggressive Portfolio Series II(*)	2020	299	21.50 to 20.17	6,165	1.90 to 1.00	1.82	12.68 to 11.66
	2019	352	19.08 to 18.07	6,475	1.90 to 1.00	1.41	25.52 to 24.40
	2018	343	15.20 to 14.52	5,048	1.90 to 1.00	1.52	-9.96 to -10.77
	2017	332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28
	2016	325	14.03 to 13.65	4,472	1.90 to 1.00	1.57	8.26 to 7.29

Lifestyle Balanced Portfolio Series I(*)	2020	1,655	19.16 to 17.73	30,797	1.90 to 0.80	2.70	11.79 to 10.56
	2019	1,640	17.14 to 16.03	27,494	1.90 to 0.80	2.06	16.80 to 15.52
	2018	1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17
	2017	1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016	1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11

Lifestyle Balanced Portfolio Series II(*)	2020	32,992	19.50 to 17.29	643,394	2.05 to 0.35	2.55	12.07 to 10.18
	2019	31,282	17.40 to 15.69	553,245	2.05 to 0.35	1.76	17.15 to 15.18
	2018	31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57
	2017	35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016	36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74

Lifestyle Conservative Portfolio Series I(*)	2020	839	17.08 to 15.80	13,935	1.90 to 0.80	3.51	9.86 to 8.66
	2019	626	15.55 to 14.54	9,491	1.90 to 0.80	2.09	11.56 to 10.34
	2018	632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83
	2017	574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016	397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42

Lifestyle Conservative Portfolio Series II(*)	2020	8,820	17.38 to 15.41	148,067	2.05 to 0.35	2.89	10.14 to 8.28
	2019	7,165	15.78 to 14.23	110,661	2.05 to 0.35	2.01	11.83 to 9.95
	2018	7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16
	2017	6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016	7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06

Lifestyle Growth Portfolio Series I(*)	2020	10,715	20.57 to 19.03	217,972	1.90 to 0.80	2.46	12.67 to 11.44
	2019	11,476	18.26 to 17.08	207,532	1.90 to 0.80	1.79	20.49 to 19.17
	2018	12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89
	2017	13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016	5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21

Lifestyle Growth Portfolio Series II(*)	2020	239,970	20.94 to 18.57	4,945,662	2.05 to 0.35	2.24	12.97 to 11.07
	2019	266,955	18.54 to 16.72	4,925,106	2.05 to 0.35	1.57	20.78 to 18.74
	2018	299,274	15.35 to 14.08	4,608,995	2.05 to 0.35	1.83	-6.64 to -8.22
	2017	340,524	16.44 to 15.34	5,694,619	2.05 to 0.35	3.06	15.49 to 13.55
	2016	157,663	14.23 to 13.51	2,337,397	2.05 to 0.35	2.54	6.64 to 4.85

Lifestyle Growth Portfolio Series NAV(*)	2020	375	16.00 to 15.80	6,390	1.60 to 1.20	2.50	12.28 to 11.83
	2019	405	14.25 to 14.13	6,145	1.60 to 1.20	1.78	20.07 to 19.59
	2018	474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57
	2017	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26

Lifestyle Moderate Portfolio Series I(*)	2020	658	18.44 to 17.06	11,799	1.90 to 0.80	2.92	11.20 to 9.98
	2019	569	16.59 to 15.51	9,198	1.90 to 0.80	2.17	15.04 to 13.79
	2018	548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40
	2017	518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016	473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51

Lifestyle Moderate Portfolio Series II(*)	2020	11,072	18.78 to 16.66	207,120	2.05 to 0.35	2.72	11.48 to 9.59
	2019	9,979	16.85 to 15.20	170,456	2.05 to 0.35	1.80	15.31 to 13.37
	2018	9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74
	2017	10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016	11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14

Managed Volatility Aggressive Portfolio Series I(*)	2020	1,228	27.54 to 22.63	31,225	1.90 to 0.45	1.35	-5.18 to -6.55
	2019	1,529	29.05 to 24.22	41,517	1.90 to 0.45	1.27	20.24 to 18.51
	2018	1,784	24.16 to 20.43	40,513	1.90 to 0.45	1.88	-8.87 to -10.19
	2017	2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016	2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04

Managed Volatility Aggressive Portfolio Series II(*)	2020	2,238	27.92 to 18.50	54,222	2.05 to 1.00	1.24	-5.99 to -6.97
	2019	2,564	30.01 to 19.68	66,468	2.05 to 1.00	1.10	19.43 to 18.18
	2018	2,910	25.39 to 16.48	63,255	2.05 to 1.00	1.71	-9.53 to -10.48

74 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Managed Volatility Aggressive Portfolio Series II(*)	2017	3,403	$ 28.37 to $ 18.21	$ 82,147	2.05 % to 1.00%	1.47%	21.35 % to 20.09%
	2016	4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40

Managed Volatility Balanced Portfolio Series I(*)	2020	13,557	34.96 to 24.51	339,210	1.90 to 0.45	2.45	1.35 to -0.11
	2019	15,262	34.49 to 24.54	380,724	1.90 to 0.45	1.92	17.39 to 15.70
	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69
	2017	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016	22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82

Managed Volatility Balanced Portfolio Series II(*)	2020	180,491	25.63 to 21.01	4,116,531	2.05 to 0.35	2.26	1.20 to -0.52
	2019	208,520	25.76 to 20.76	4,759,115	2.05 to 0.35	1.73	17.32 to 15.34
	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97
	2017	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016	308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49

Managed Volatility Conservative Portfolio Series I(*)	2020	3,518	35.58 to 22.59	85,810	1.90 to 0.45	2.95	2.93 to 1.44
	2019	3,915	34.57 to 22.27	93,727	1.90 to 0.45	2.30	12.87 to 11.25
	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03
	2017	5,110	31.45 to 20.86	113,494	1.90 to 0.45	2.40	7.33 to 5.79
	2016	5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61

Managed Volatility Conservative Portfolio Series II(*)	2020	37,110	20.65 to 16.70	754,903	2.10 to 0.35	2.73	2.77 to 0.99
	2019	42,135	20.09 to 16.54	845,498	2.10 to 0.35	2.11	12.78 to 10.82
	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43
	2017	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016	65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15

Managed Volatility Growth Portfolio Series I(*)	2020	14,834	31.32 to 23.40	344,101	1.90 to 0.45	2.10	-1.86 to -3.28
	2019	16,744	31.92 to 24.20	398,918	1.90 to 0.45	1.70	19.02 to 17.31
	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31
	2017	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016	23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39

Managed Volatility Growth Portfolio Series II(*)	2020	253,021	20.20 to 20.04	5,699,154	2.10 to 0.35	1.89	-1.95 to -3.66
	2019	296,881	20.80 to 20.60	6,896,471	2.10 to 0.35	1.48	18.90 to 16.84
	2018	339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65
	2017	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016	429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00

Managed Volatility Growth Portfolio Series NAV(*)	2020	19	22.63 to 22.63	427	1.20 to 1.20	2.26	-2.55 to -2.55
	2019	20	23.22 to 23.22	459	1.20 to 1.20	1.83	18.25 to 18.25
	2018	21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68
	2017	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016	23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15

Managed Volatility Moderate Portfolio Series I(*)	2020	4,732	36.93 to 24.61	124,146	1.90 to 0.45	2.59	2.85 to 1.36
	2019	5,472	35.91 to 24.28	141,680	1.90 to 0.45	2.04	16.20 to 14.52
	2018	6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80
	2017	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016	8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31

Managed Volatility Moderate Portfolio Series II(*)	2020	58,695	24.07 to 22.11	1,311,617	2.05 to 0.35	2.44	2.69 to 0.96
	2019	67,001	23.84 to 21.53	1,476,853	2.05 to 0.35	1.85	16.02 to 14.06
	2018	77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08
	2017	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016	100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99

Mid Cap Index Trust Series I(*)	2020	1,644	65.41 to 46.77	80,889	1.90 to 0.45	1.58	12.71 to 11.08
	2019	1,882	58.04 to 42.11	83,184	1.90 to 0.45	1.12	25.02 to 23.22
	2018	2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13
	2017	2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016	833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85

Mid Cap Index Trust Series II(*)	2020	1,252	51.80 to 28.72	56,972	2.05 to 1.00	1.40	11.85 to 10.68
	2019	1,468	46.80 to 25.67	60,114	2.05 to 1.00	0.91	24.19 to 22.89
	2018	1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46
	2017	2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016	1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49

Mid Cap Stock Trust Series I(*)	2020	2,648	93.14 to 79.78	181,366	1.90 to 0.45	0.00	64.65 to 62.28
	2019	3,150	56.57 to 49.16	131,034	1.90 to 0.45	0.00	33.92 to 31.99
	2018	3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42
	2017	4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016	4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30

Mid Cap Stock Trust Series II(*)	2020	1,292	88.90 to 50.14	104,741	2.05 to 1.00	0.00	63.37 to 61.66
	2019	1,492	54.99 to 30.69	74,431	2.05 to 1.00	0.00	32.91 to 31.53
	2018	1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72

75 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Cap Stock Trust Series II(*)	2017	1,857	$ 43.43 to $ 23.73	$72,596	2.05 % to 1.00%	0.00	26.99 % to 25.67%
	2016	2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63

Mid Value Trust Series I(*)	2020	1,069	46.12 to 35.91	41,569	1.90 to 0.80	1.66	8.72 to 7.53
	2019	1,198	42.42 to 33.40	43,106	1.90 to 0.80	1.10	18.58 to 17.29
	2018	1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53
	2017	1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016	1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69

Mid Value Trust Series II(*)	2020	1,122	34.26 to 16.72	40,897	2.05 to 1.00	1.46	8.29 to 7.15
	2019	1,272	31.97 to 15.44	43,146	2.05 to 1.00	0.88	17.97 to 16.74
	2018	1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
	2017	1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016	1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83

Money Market Trust Series I(*)	2020	1,418	16.29 to 10.71	20,396	1.90 to 0.45	0.32	-0.14 to -1.58
	2019	1,613	16.31 to 10.88	23,529	1.90 to 0.45	1.93	1.48 to 0.02
	2018	1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38
	2017	2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016	3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81

Money Market Trust Series II(*)	2020	8,150	12.52 to 10.32	91,728	2.05 to 0.35	0.26	-0.11 to -1.80
	2019	9,750	12.53 to 10.51	111,046	2.05 to 0.35	1.73	1.38 to -0.33
	2018	11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73
	2017	14,059	12.24 to 10.62	160,059	2.05 to 0.35	0.38	0.04 to -1.64
	2016	17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03

Money -Market Trust Series NAV(*)	2020	354	12.26 to 11.89	4,324	2.05 to 1.40	0.34	-1.07 to -1.71
	2019	376	12.39 to 12.10	4,645	2.05 to 1.40	1.97	0.57 to -0.08
	2018	406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48
	2017	503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016	612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

PIMCO All Asset	2020	309	27.18 to 20.81	7,004	2.05 to 0.45	4.62	7.25 to 5.55
	2019	367	25.34 to 19.72	7,849	2.05 to 0.45	2.57	10.94 to 9.18
	2018	412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52
	2017	569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016	665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30

Real Estate Securities Trust Series I(*)	2020	423	64.94 to 50.19	25,287	1.90 to 0.45	1.97	-6.07 to -7.42
	2019	476	69.14 to 54.22	30,587	1.90 to 0.45	2.08	28.82 to 26.97
	2018	535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29
	2017	637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016	753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91

Real Estate Securities Trust Series II(*)	2020	624	60.11 to 43.57	27,195	2.05 to 0.45	1.80	-6.22 to -7.71
	2019	730	64.10 to 47.21	34,624	2.05 to 0.45	1.91	28.50 to 26.47
	2018	804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61
	2017	967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016	1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53

Science & Technology Trust Series I(*)	2020	1,920	82.66 to 55.09	139,242	1.90 to 0.45	0.00	56.75 to 54.49
	2019	2,201	52.73 to 35.66	101,864	1.90 to 0.45	0.12	37.44 to 35.46
	2018	2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49
	2017	2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016	3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35

Science & Technology Trust Series II(*)	2020	865	95.07 to 66.10	71,737	2.05 to 1.00	0.00	55.59 to 53.96
	2019	929	61.75 to 42.48	49,722	2.05 to 1.00	0.00	36.37 to 34.95
	2018	1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81
	2017	1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016	1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96

Select Bond Trust Series I(*)	2020	10,572	16.42 to 15.33	171,839	1.55 to 0.80	3.05	8.21 to 7.40
	2019	11,230	15.17 to 14.27	168,847	1.55 to 0.80	2.57	8.08 to 7.27
	2018	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97
	2017	13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016	13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48

Select Bond Trust Series II(*)	2020	25,400	14.96 to 14.37	378,742	2.05 to 0.80	2.70	7.99 to 6.64
	2019	26,549	13.85 to 13.48	369,066	2.05 to 0.80	2.33	7.86 to 6.52
	2018	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66
	2017	32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016	34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77

Short Term Government Income Trust Series I(*)	2020	1,747	13.91 to 11.92	21,912	1.90 to 0.45	1.68	3.13 to 1.64
	2019	1,869	13.49 to 11.73	23,038	1.90 to 0.45	1.64	2.92 to 1.44
	2018	2,049	13.11 to 11.56	24,777	1.90 to 0.45	2.07	0.38 to -1.07

76 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series I(*)	2017	2,229	$ 13.06 to $ 11.68	$27,106	1.90 % to 0.45%	1.39%	0.12 % to -1.32%
	2016	2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32

Short Term Government Income Trust Series II(*)	2020	2,003	12.49 to 11.48	24,222	2.05 to 1.00	1.50	2.36 to 1.29
	2019	1,683	12.20 to 11.34	19,947	2.05 to 1.00	1.43	2.15 to 1.09
	2018	1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42
	2017	1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016	2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59

Small Cap Index Trust Series I(*)	2020	306	42.48 to 41.35	12,813	1.90 to 1.40	1.39	17.63 to 17.04
	2019	334	36.12 to 35.33	11,902	1.90 to 1.40	0.97	23.31 to 22.69
	2018	394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10
	2017	419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016	468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70

Small Cap Index Trust Series II(*)	2020	718	51.72 to 47.56	30,200	2.05 to 0.45	1.22	18.52 to 16.63
	2019	824	43.64 to 40.78	29,572	2.05 to 0.45	0.77	24.22 to 22.24
	2018	939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36
	2017	1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016	1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26

Small Cap Opportunities Trust Series I(*)	2020	677	54.30 to 42.03	30,659	1.90 to 0.45	0.70	9.39 to 7.81
	2019	765	49.64 to 38.98	31,997	1.90 to 0.45	0.39	24.97 to 23.17
	2018	875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48
	2017	975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016	1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22

Small Cap Opportunities Trust Series II(*)	2020	573	39.66 to 25.11	24,278	2.05 to 1.00	0.52	8.56 to 7.42
	2019	657	36.92 to 23.13	25,692	2.05 to 1.00	0.17	24.01 to 22.71
	2018	754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78
	2017	854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016	941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83

Small Cap Stock Trust Series I(*)	2020	25	48.66 to 44.17	1,196	1.55 to 0.80	0.00	50.34 to 49.21
	2019	26	32.36 to 29.60	825	1.55 to 0.80	0.00	36.92 to 35.90
	2018	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66
	2017	29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016	36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72

Small Cap Stock Trust Series II(*)	2020	640	72.83 to 56.67	38,273	2.05 to 0.45	0.00	50.55 to 48.16
	2019	791	48.37 to 38.25	31,805	2.05 to 0.45	0.00	37.13 to 34.95
	2018	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37
	2017	887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016	999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07

Small Cap Value Trust Series I(*)	2020	20	31.21 to 28.33	616	1.55 to 0.80	1.07	-7.44 to -8.14
	2019	22	33.72 to 30.84	739	1.55 to 0.80	0.59	25.51 to 24.58
	2018	23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85
	2017	24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016	26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79

Small Cap Value Trust Series II(*)	2020	657	30.44 to 21.68	20,452	2.05 to 1.00	0.85	-7.88 to -8.84
	2019	727	33.39 to 23.53	24,815	2.05 to 1.00	0.38	25.08 to 23.77
	2018	825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44
	2017	1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016	1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97

Small Company Value Trust Series I(*)	2020	681	54.88 to 48.14	36,720	1.90 to 1.40	0.28	7.72 to 7.18
	2019	765	50.94 to 44.91	38,287	1.90 to 1.40	0.85	23.78 to 23.16
	2018	840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59
	2017	969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016	1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83

Small Company Value Trust Series II(*)	2020	861	45.40 to 25.74	36,283	2.05 to 1.00	0.11	7.98 to 6.85
	2019	973	42.49 to 23.84	38,190	2.05 to 1.00	0.66	23.97 to 22.68
	2018	1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87
	2017	1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016	1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37

Strategic Income Opportunities Trust Series I(*)	2020	1,060	30.38 to 23.86	27,226	1.90 to 0.45	1.63	8.10 to 6.54
	2019	1,168	28.10 to 22.39	28,057	1.90 to 0.45	2.71	10.41 to 8.82
	2018	1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83
	2017	1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016	1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14

Strategic Income Opportunities Trust Series II(*)	2020	1,257	22.80 to 16.06	29,990	2.05 to 1.00	1.47	7.28 to 6.16
	2019	1,383	21.48 to 14.97	30,786	2.05 to 1.00	2.50	9.65 to 8.50
	2018	1,489	19.80 to 13.65	30,584	2.05 to 1.00	3.43	-6.23 to -7.22

77 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Strategic Income Opportunities Trust Series II(*)	2017	1,748	$ 21.34 to $ 14.56	$38,635	2.05 % to 1.00%	2.91%	4.32 % to 3.24%
	2016	1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85

Total Bond Market Series Trust NAV(*)	2020	6,252	14.91 to 14.02	92,431	1.55 to 0.80	2.33	6.53 to 5.73
	2019	6,564	14.00 to 13.26	91,184	1.55 to 0.80	2.30	7.44 to 6.63
	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79
	2017	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016	8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87

Total Bond Market Trust Series II(*)	2020	5,471	14.21 to 13.14	75,640	2.10 to 0.35	2.25	6.74 to 4.88
	2019	4,043	14.10 to 12.53	52,973	2.10 to 0.45	2.12	7.54 to 5.78
	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57
	2017	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016	5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06

Total Stock Market Index Trust Series I(*)	2020	1,310	43.61 to 39.63	46,821	1.90 to 0.45	1.73	20.90 to 19.15
	2019	1,486	36.07 to 33.26	44,393	1.90 to 0.45	1.54	29.05 to 27.19
	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49
	2017	1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016	501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27

Total Stock Market Index Trust Series II(*)	2020	885	48.39 to 22.45	39,416	2.05 to 1.00	1.56	19.98 to 18.72
	2019	967	40.76 to 18.71	36,134	2.05 to 1.00	1.35	28.12 to 26.78
	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84
	2017	1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016	1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30

Ultra Short Term Bond Trust Series I(*)	2020	998	12.43 to 11.50	12,300	1.55 to 0.80	1.92	0.66 to -0.10
	2019	775	12.35 to 11.51	9,489	1.55 to 0.80	1.63	2.29 to 1.53
	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17
	2017	728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016	906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02

Ultra Short Term Bond Trust Series II(*)	2020	20,405	12.75 to 10.62	233,366	2.10 to 0.35	1.81	0.92 to -0.83
	2019	18,954	12.63 to 10.71	216,056	2.10 to 0.35	1.78	2.55 to 0.78
	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92
	2017	16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016	21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76

Value Opportunities	2020	28	175.57 to 49.27	3,037	1.80 to 1.40	1.00	18.15 to 17.67
	2019	33	148.61 to 41.87	2,961	1.80 to 1.40	1.54	26.98 to 26.47
	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21
	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25

78 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the vari able account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

79 of 80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality a nd expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

80 of 80

PART C
OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)	Financial Statements
(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]
(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]
(b)	Exhibits
(1)	(i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment No. 1 to registration statement, file number 333-70728, filed January 2, 2002 (the “Pre-Effective Amendment”).
(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.
(3)	(i)	Underwriting Agreement dated August 10, 1995— Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.
(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(4)	(a)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating—Incorporated by reference to Pre-effective Amendment #2 to this registration statement filed on Form N-4, filed on December 26, 2007.
(b)	Form of Specimen Income Plus for Life Rider—Incorporated by reference to Exhibit 4(i)(B) to Post-effective Amendment No. 24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.
(c)	Form of Specimen Income Plus for Life—Joint Life Rider—Incorporated by reference to Exhibit 4(i)(C) to Post-effective Amendment No. 24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.
(d)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 4(i)(G) to Post-effective Amendment No. 24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.
(e)	Form of Specimen Income Plus for Life single-life Rider (BR001Q.07), incorporated by reference to Exhibit 24 (b)(4)(e) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146591, filed on April 30, 2009.
(f)	Form of Specimen Income Plus for Life single-life Rider (BR001NQ.07), incorporated by reference to Exhibit 24(b)(4)(f) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146591, filed on April 30, 2009.
(g)	Form of Specimen Income Plus for Life joint-life Rider (BR002Q.07), incorporated by reference to Exhibit 24 (b)(4)(g) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146591, filed on April 30, 2009.
(h)	Form of Specimen Income Plus for Life joint-life Rider (BR002NQ.07), incorporated by reference to Exhibit 24 (b)(4)(h) to Post-Effective Amendment No. 2 to this Registration Statement, File No. 333-146591, filed on April 30, 2009.
(5)	(a)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating. Incorporated by reference to Pre-effective Amendment No. 2 to this registration statement filed on Form N-4, filed on December 26, 2007.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.
(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, File no. 333-70728, filed May 1, 2007.
(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).
(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(v) to Form N-4, File no. 333-70728, filed May 1, 2007.
(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.
(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010
(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.
(7)	Contract of reinsurance in connection with the variable annuity contracts being offered.
(i)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 3, 2019.]
(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:
(a)	(i)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(ii)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]
(b)	(i)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.
(c)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.
(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds

Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April 30, 2007.
(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April 30, 2007.
(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to this registration statement on Form N-4, file no. 333-146591, filed February 7, 2008.
(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]
(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.
(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.
(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 033-76162, filed March 1, 1996.
(14)	Financial Data Schedule—NOT APPLICABLE.
(15)	(a)	Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex E. Schlaybaugh, Jr., and John G. Vrysen, incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, File No. 333-146591, filed on April 6, 2010.
(b)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(b) to Post-Effective Amendment 7 to this Registration Statement, File No. 333-146591, filed on August 23, 2010.
(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(c) to Post-Effective Amendment No.8 to this Registration Statement, filed on May 2, 2011.
(d)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(d) to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-146591, filed on April 30, 2012.
(e)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(e) to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-146591, filed on April 26, 2013.
(f)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(f) to Post-Effective Amendment No. 15 to this Registration Statement, File No. 333-146591, filed on April 28, 2014.
(g)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(g) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-146591, filed on April 28, 2017.
(h)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(h) to Post-Effective Amendment No. 19 to this Registration Statement, File No. 333-146591, filed on April 27, 2018.
(i)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(15)(i) to Post-Effective Amendment No. 20 to this Registration Statement, File No. 333-146591, filed on April 26, 2019.
(j)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(15)(x) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(k)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(15)(xi) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(l)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(15)(xii) to Post-Effective Amendment No. 48 to Registration Statement, File No. 333-70728, filed on July 26, 2019.
(m)	Power of Attorney for Shamus Weiland. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.
Officers and Directors of John Hancock Life Insurance Company (U.S.A.) Effective as of March 31, 2021
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director, Executive Vice President, Chief Information Officer
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
Donna Lowe Carbell*****
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad***	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves**	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*

Name and Principal Business Address	Position with Depositor
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Robert Donahue*
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Feild*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*
Erik Gustafson**
Jeffrey Hammer***
Richard Harris***	Appointed Actuary
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***	Treasury
Audrea Laffely*

Name and Principal Business Address	Position with Depositor
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**

Name and Principal Business Address	Position with Depositor
Tony Todisco*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Patrick R. Verderico*
Peter de Vries*
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*

*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 500 King Street, North Waterloo, Ontario, Canada N2J4C6
Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.
Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2020, appears below:

MANUFLIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2020

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC [2] (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario) [4]
Manulife Property Limited Partnership II (Ontario) [4]
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership [5] (Alberta)
PT Asuransi Jiwa Manulife Indonesia [1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited [6] (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
95%
97%
51%
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Insurance (Thailand) Public Company Limited is 97% held directly and indirectly by Manulife Financial Asia Limited
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.
As of March 31, 2021, there were 7,072 qualified and 4,759 non-qualified contracts of the series offered hereby outstanding.
Item 28. Indemnification.
Article XIV of the Restated Articles of Redomestication of the Company provides as follows:
No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:
i) a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;
ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;
iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;
iv) a transaction from which the director derived an improper personal benefit; or
v) an act or omission occurring on or before the date of filing of these Articles of Incorporation
If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriters.
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 30. Location of Accounts and Records.
All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.
Item 31. Management Services.
None.
Item 32. Undertakings.
(a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.
(c) Undertakings Pursuant to Item 32 of Form N-4
(1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;
(2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and
(3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 23rd day of April, 2021.
John Hancock Life Insurance Company (U.S.A.) Separate Account H (Registrant)
By:	John Hancock Life Insurance Company (U.S.A.) (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company (U.S.A.)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 23rd day of April, 2021.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Principal Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Linda A. Davis Watters	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	AVP and Assistant Chief Counsel

EXHIBIT INDEX
Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(15)(m)	Power of Attorney for Shamus Weiland